Exhibit 10.15

U.S. DEPARTMENT OF AGRICULTURE

FOREST SERVICE

CONTRACT NO.:	AG-024B-C-12-9003

PROJECT:	NATIONAL EXCLUSIVE USE
LARGE FIRE SUPPORT
HELICOPTER SERVICES

CONTRACTOR:	ERICKSON AIR-CRANE INC
3100 WILLOW SPRING RD
CENTRAL POINT, OR 97502

Phone: (541) 664-9783
Fax: (541) 664-9469

AWARDING OFFICE:	U.S. FOREST SERVICE - CONTRACTING
NATIONAL INTERAGENCY FIRE CENTER
OWYHEE BUILDING - MS 1100
3833 S DEVELOPMENT AVE
BOISE, ID 83705-5354

FRANK GOMEZ
CONTRACTING OFFICER
Telephone: (208) 387-5347
Fax: (208) 387-5384
fgomez@fs.fed.us

Solicitation No. AG-0248-S-11-9001	US Forest Service
National Large Fire Support Helicopter Services	National Office

SECTION A - SOLICTATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

STANDARD FORM 1449

SECTION B - SUPPLIES OR SERVICES AND PRICES

OBJECTIVE		B-1
B-1	SCHEDULE OF ITEMS	B-2
B-2	BIDDERS MAY QUALIFY THEIR BIDS - BIDDERS SHALL INDICATE BELOW THE MAXIMUM NUMBER OF ITEMS WILLING TO ACCEPT	B-70
B-3	AIRCRAFT PERFORMANCE SPECIFICATIONS (MINIMUM) TO BE USED FOR PROPOSAL EVALUATION PURPOSES AND AIRCRAFT WEIGHING AND WEIGHT VALIDATION	B-70
B-4	ENGINE REQUIREMENTS	B-72
B-5	CREW COVERAGE	B-72
B-6	MAXIMUM COMPLEMENT OF PERSONNEL BY AIRCRAFT TYPE	B-73
B-7	ACCEPTABLE WORK SCHEDULES	B-73
B-8	STANDBY HOURS PER DAY	B-73
B-9	EXTENDED STANDBY HOURLY RATE	B-73
B-10	OVERNIGHT STANDARD PER DIEM RATE ALLOWANCE	B-73
B-11	OPERATIONS IN ALASKA, CARIBBEAN, CANADA OR MEXICO	B-74
B-12	CONTRACTOR FURNISHED SPECIAL REQUIREMENTS	B-74
B-13	GOVERNMENT PILOT	B-74
B-14	ADDITIONAL INFORMATION	B-74

SECTION C - DESCRIPTIONS/SPECIFICATIONS/EXHIBITS

C-1	SCOPE OF CONTRACT	C-1
C-2	CERTIFICATIONS	C-1
C-3	GOVERNMENT FURNISHED PROPERTY	C-3
C-4	HELICOPTER REQUIREMENTS	C-3
C-5	HELICOPTER MAINTENANCE	C-10
C-6	AIRCRAFT AND EQUIPMENT SECURITY	C-13
C-7	AVIONICS REQUIREMENTS	C-14
C-8	CONTRACTOR FURNISHED AVIONICS SYSTEMS	C-14
C-9	AVIONICS INSTALLATION AND MAINTENANCE STANDARDS	C-23
C-10	OPERATIONS	C-23
C-11	CONTRACTOR’S ENVIRONMENTAL RESPONSIBILITIES	C-27
C-12	PERSONNEL	C-27
C-13	CONDUCT AND REPLACEMENT OF PERSONNEL	C-33
C-14	SUSPENSION AND REVOCATION OF PERSONNEL	C-33
C-15	SUBSTITUTION OR REPLACEMENT OF PERSONNEL, HELICOPTER, AND EQUIPMENT	C-34
C-16	FLIGHT HOUR AND DUTY LIMITATIONS	C-34
C-17	ACCIDENT PREVENTION AND SAFETY	C-36
C-18	MISHAPS	C-37
C-19	PERSONAL PROTECTIVE EQUIPMENT	C-38
C-20	INSPECTION AND ACCEPTANCE	C-40
C-21	PRE-USE INSPECTION EXPENSES	C-43
C-22	RE-INSPECTION EXPENSES	C-44

i

C-23	INSPECTIONS DURING USE	C-44
C-24	CONTRACT PERIOD AND RENEWAL OPTION	C-44
C-25	MANDATORY AVAILABILITY PERIOD INCLUDING EXTENDED AND OPTIONAL USE	C-44
C-26	DAILY AVAILABILITY REQUIREMENTS	C-45
C-27	UNAVAILABILITY	C-46
C-28	PAYMENT PROCEDURES	C-47
C-29	PAYMENT FOR FLIGHT	C-47
C-30	PAYMENT FOR AVAILABILITY	C-47
C-31	PAYMENT FOR EXTENDED STANDBY	C-48
C-32	PAYMENT FOR SERVICE IN THE OPTIONAL-USE PERIOD	C-48
C-33	ORDERING AND PAYMENT FOR ADDITIONAL HELICOPTERS AND PERSONNEL	C-49
C-34	RESERVED	C-50
C-35	REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS	C-50
C-36	PAYMENT FOR SUBSTITUTE/REPLACEMENT HELICOPTER	C-50
C-37	LODGING & MEALS	C-50
C-38	PAYMENT FOR FUEL SERVICING VEHICLE MILEAGE	C-50
C-39	PAYMENT FOR FUEL TRANSPORTATION	C-51
C-40	PAYMENT FOR FOAM CONCENTRATE	C-51
C-41	PAYMENT FOR COSTS AWAY FROM THE HOST BASE	C-51
C-42	PAYMENT FOR OVERNIGHT ALLOWANCE	C-52
C-43	MISCELLANEOUS COSTS TO THE CONTRACTOR	C-53
C-44	RESERVED	C-53
C-45	DEFINITIONS	C-53
C-46	ABBREVIATIONS/ACCRONYMS	C-60
EXHIBIT 1 - FIRST AID KIT AERONAUTICAL		C-62
EXHIBIT 2 - SURVIVAL KIT AERONAUTICAL (LOWER 48)		C-63
EXHIBIT 3 - ALASKA, CARIBBEAN, CANADA, AND MEXICO SUPPLEMENT		C-64
EXHIBIT 4 - RESTRAINT SYSTEMS CONDITION INSPECTION GUIDELINES		C-68
EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT		C-69
EXHIBIT 6 - HIGH VISIBILITY MARKINGS ON MAIN ROTOR BLADES		C-76
EXHIBIT 7 - ADDITIONAL AVIONICS EQUIPMENT		C-77
EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS		C-80
EXHIBIT 9 - OPERATIONS AND SAFETY PROCEDURES GUIDE FOR HELICOPTER PILOTS		C-88
EXHIBIT 10 - INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING		C-89
EXHIBIT 11 - HELICOPTER MAKE/MODEL/SERIES LIST		C-91
EXHIBIT 12 - HELICOPTER SERVICES HOURLY FLIGHT RATES, FUEL CONSUMPTION AND WEIGHT REDUCTION CHART		C-92
EXHIBIT 13 - INTERAGENCY HELICOPTER LOAD CALCULATION		C-93
EXHIBIT 14 - HELICOPTER AND FUEL SERVICE TRUCK PRE-USE CHECKLIST		C-96
EXHIBIT 15 - PERFORMANCE REPORT		C-97
EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION		C-98
EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT		C-113
EXHIBIT 18 - CONTRACTOR’S VERIFICATION OF INDIVIDUAL HELICOPTER PILOT REQUIREMENTS AND EXPERIENCE FOR INITIAL INTERAGENCY APPROVAL		C-119
EXHIBIT 19 - “ON CONTRACT” PILOT OPERATIONAL TRAINING		C-120
EXHIBIT 20 - AIRCRAFT MECHANIC (HELICOPTER) QUALIFICATION FORM		C-122
EXHIBIT 21 - WEIGHT AND BALANCE FORM		C-124

ii

EXHIBIT 22 - COMPUTED GROSS WEIGHT TABLE		C-130
EXHIBIT 23 - PERFORMANCE BY GOVERNMENT-FURNISHED PILOT		C-131
EXHIBIT 24 - FAA OVER WATER KIT		C-132
EXHIBIT 25 - LITTER KIT PROVISIONS AND LITTER		C-133
EXHIBIT 26 - AERIAL IGNITION		C-134
EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS		C-136

SECTION D - CONTRACT CLAUSES

D-1	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS (FAR 52.212-5) (DEC 2010)	D-1
D-2	CLAUSES ADDED BY ADDENDUM	D-1
D-3	CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (FAR 52.223-13) (AUG 2003)	D-1
D-4	ADDITIONAL CLAUSES REQUIRED FOR INDEFINITE DELIVERY/INDEFINITE QUANITY CONTRACTS INCORPORATED BY REFERENCE IN ACCORDANCE WITH FAR 16.506	D-9
D-5	ECONOMIC PRICE ADJUSTMENT SPECIFIED FLIGHT RATE CONTRACTS	D-10
D-6	PROPERTY AND PERSONAL DAMAGE	D-11
D-7	OPTION TO EXTEND THE TERM OF THE CONTRACT (FAR 52.217-9) (MAR 2000) (IF OPTIONS ARE INCLUDED ON THE SCHEDULE OF ITEMS)	D-11
D-8	OPTIONAL-USE PERIOD PRE MAP/POST MAP	D-12
D-9	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (FAR 52.222-42) (MAY 1989)	D-12
D-10	SERVICE OF PROTEST (FAR 52.233-2) (SEP 2006)	D-12

iii

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30					1. REQUISITION NUMBER		PAGE 1 OF 241

	2. CONTRACT NO. AG-024B-C-12-9003	3. AWARD/EFFECTIVE DATE May 1, 2012		4. ORDER NUMBER	5. SOLICITATION NUMBER AG-024B-S-11-9001		6. SOLICITATION ISSUE DATE January 14, 2010

	7. FOR SOLICITATION INFORMATION CALL:	a. NAME Frank Gomez			b. TELEPHONE NUMBER (No collect calls) (208) 387-5347		8. OFFER DUE DATE/LOCAL TIME February 28, 2011 4:00 p.m. MST

9. ISSUED BY		CODE	024B	10. THIS ACQUISITION IS

USDA, FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE, ID 83705-5354				☒ UNRESTRICTED OR	☐		SET ASIDE: % FOR:
☐ SMALL BUSINESS
☐ EMERGING SMALL BUSINESS
				NAICS:	481212		☐ HUBZONE SMALL BUSINESS
				SIZE	STANDARD:	1500	☐ SERVICE-DISABLED VETERAN
				Employees, See E-4 Contract Award			☐ 8(A) OWNED SMALL BUSINESS

				☐ 13a.	THIS CONTRACT IS A		13b. RATING
				RATED ORDER UNDER	14.		METHOD OF SOLICITATION
				DPAS (15 CFR 700)			☐ RFQ ☐ IFB ☒ RFP

11.	DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED	12. DISCOUNT TERMS		16. ADMINISTERED BY			CODE
		NOT APPLICABLE		See Block 9
☒ SEE SCHEDULE

15. DELIVER TO		CODE
US FOREST SERVICE - CONTRACTING NATIONAL INTERAGENCY FIRE CENTER 3833 S. DEVELOPMENT AVENUE BOISE ID 83705-5354

17a. CONTRACTOR/ OFFEROR	CODE	FACILITY CODE		18a. PAYMENT WILL BE MADE BY			CODE
ERICKSON AIR-CRANE INCORPORATED P.O. BOX 3247 CENTRAL POINT OREGON 97502 TELEPHONE NO. 541-664-5544 NINE-DIGIT DUNS NO. 076414135				ALBUQUERQUE SERVICE CENTER INCIDENT BUSINESS – CONTRACTS 101B SUN AVENUE, NE ALBUQUERQUE, NM 87109

☐ 17b CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER				18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS CHECKED
☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE SECTION B (ATTACHED)
Heavy or Medium Helicopters – Tanked or Bucket
Large Fire Support

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA		26. TOTAL AWARD AMOUNT (For Govt. Use Only)
Item #3 Sliver City, item #7 Minden, Item #8 Rifle, Item #12 Mariposa,	WFPFAV 1302	$24,024,840.00
Item #13 Lancaster, Item #14 San Bernardino #2, Item #15 Salmon

☒ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☒ ARE	☐ ARE NOT ATTACHED

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1
COPIES TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND
DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY
ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☐ 29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
Tracy L. Weaver Contract Mgr.		/s/ Frank Gomez

30b. NAME AND TITLE OF SIGNED (Type or print)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (Type or print)	31c. DATE SIGNED
/s/ Tracy L. Weaver	03/01/11	Frank Gomez	December 16, 2011

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION NOT USABLE	RECEIVED MAR 04 2011 9:28 am CONTRACTING USDA FOREST SERVICE	STANDARD FORM 1449 (REV. 3/2005) Prescribed by GSA - FAR (48 CFR) 53.212

Solicitation No. AG-024B-S-11-9001	US Forest Service
National Large Fire Support Helicopter Services	National Office

SECTION B
SUPPLIES OR SERVICES AND PRICES

OBJECTIVE

One (1) to Thirty four (34) Standard or Restricted Category, Heavy and Medium (Type I and II) Helicopters fully operated, meeting the requirements of this Schedule and the specifications for operation at the host base, and during the periods shown below. Award of helicopters for make and model will be based on best value. The performance requirements are a minimum and the helicopter will be evaluated for overall best value considering price and other factors. The Government will determine best value. Contracted helicopters for Large Fire Support (LFS) will only be used for external load operations and will not carry passengers unless approved by the Contracting Officer.

It is the intent of this solicitation to secure a Fixed Price with Economic Price Adjustment contract not to exceed 1 base year and 3 option periods for the daily availability rate. The flight rate will be an indefinite quantity with no guarantee of flight hours given by the Government.

The Government may award a single contract or multiple awards based on the outcome of the evaluation process. The Government reserves the right to award any combination of items and/or number of items.

Awards under this solicitation will be made as follows:

Due to an anticipated lack of helicopter resources from small business concerns to sufficiently meet our needs, we are soliciting proposals from both small and large business concerns.

After the evaluation of proposals, we will make awards based on the following cascading approach, which will give priority to small business concerns:

(1) First-tier evaluation: In accordance with Federal Acquisition Regulation (FAR) Subpart 19.5, award(s) first will be made on a competitive basis to eligible small business concerns, provided that a minimum of two (2) competitive offers for each contract line item (CLIN) are received from eligible small business concerns.

(2) If a minimum of two (2) competitive offers from eligible small business concerns are not received, any award(s) for a CLIN will be made on the basis of full and open competition from among all responsible business concerns submitting offers for the CLIN, including large business concerns.

Small and large business concerns are encouraged to submit proposals. However, if the Government receives a sufficient number of offers from eligible small business concerns, proposals from large businesses will not be considered for award.

Helicopter Inspections (carding) — all equipment needing to be inspected shall be available for inspection at least 14 days prior to the start of work. Inspections may take place at the vendor’s facility or host base or at a location agreed to with the Agency Maintenance Inspectors.

Pre-work Meeting will be conducted at the Host Base or as mutually agreed to by the Government.

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 3

SILVER CITY, NM.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	450 HOURS	$7,323.00	$3,295,350.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$803.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$803.00
		N176AC	22,784.6	2,604.0	6399.4	$803.00
		N217AC	22,310.6	2,604.0	6893.3	$803.00
		N957AC	22,701.0	2,604.0	6483.0	$803.00
		* N6962R	22,500.0	2,604.0	6684.0	$803.00
		N218AC	22,618.0	2,604.0	6566.0	$803.00

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$28,080.00	$4,212,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$29,484.00	$4,422,600.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$30,958.00	$4,643,700.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$32,506.00	$4,875,900.00	$15,000 PER HR
Specified Hourly flight Rate	450 HOURS	$7,323.00	$3,295,350.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N178AC	23,115.4	2,650.0	7268.6	$803.00
SERIES:	F	N179AC	23,002.4	2,650.0	7381.6	$803.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 7

MINDEN, NV.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	375 HOURS	$7,323.00	$2,746,125.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$525.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$525.00
		N176AC	22,784.6	2,604.0	6399.4	$525.00
		N217AC	22,310.6	2,604.0	6893.3	$525.00
		N957AC	22,701.0	2,604.0	6483.0	$525.00
		N6962R	22,500.0	2,604.0	6684.0	$525.00
		* N218AC	22,618.0	2,604.0	6566.0	$525.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 8

RIFFLE, CO.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	375 HOURS	$7,323.00	$2,746,125.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$531.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$531.00
		N176AC	22,784.6	2,604.0	6399.4	$531.00
		N217AC	22,310.6	2,604.0	6893.3	$531.00
		* N957AC	22,701.0	2,604.0	6483.0	$531.00
		N6962R	22,500.0	2,604.0	6684.0	$531.00
		N218AC	22,618.0	2,604.0	6566.0	$531.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 12

MARIPOSA, CA.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	375 HOURS	$7,323.00	$2,746,125.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	* N173AC	22,558.0	2,604.0	6626.0	$584.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$584.00
		N176AC	22,784.6	2,604.0	6399.4	$584.00
		N217AC	22,310.6	2,604.0	6893.3	$584.00
		N957AC	22,701.0	2,604.0	6483.0	$584.00
		N6962R	22,500.0	2,604.0	6684.0	$584.00
		N218AC	22,618.0	2,604.0	6566.0	$584.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 13

LANCASTER, CA.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	375 HOURS	$7,323.00	$2,746,125.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$622.00
SERIES:	E	* N164AC	22,598.0	2,604.0	6586.0	$622.00
		N176AC	22,784.6	2,604.0	6399.4	$622.00
		N217AC	22,310.6	2,604.0	6893.3	$622.00
		N957AC	22,701.0	2,604.0	6483.0	$622.00
		N6962R	22,500.0	2,604.0	6684.0	$622.00
		N218AC	22,618.0	2,604.0	6566.0	$622.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 14

SAN BERNARDINO, CA.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	150 DAYS	$23,400.00	$3,510,000.00	$15,000 PER HR
Option Yr (1) 2013	150 DAYS	$24,570.00	$3,685,500.00	$15,000 PER HR
Option Yr (2) 2014	150 DAYS	$25,799.00	$3,869,850.00	$15,000 PER HR
Option Yr (3) 2015	150 DAYS	$27,088.00	$4,063,200.00	$15,000 PER HR
Specified Hourly flight Rate	375 HOURS	$7,323.00	$2,746,125.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$590.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$590.00
		N176AC	22,784.6	2,604.0	6399.4	$590.00
		* N217AC	22,310.6	2,604.0	6893.3	$590.00
		N957AC	22,701.0	2,604.0	6483.0	$590.00
		N6962R	22,500.0	2,604.0	6684.0	$590.00
		N218AC	22,618.0	2,604.0	6566.0	$590.00

SOLICITATION NO.      -024B-S-11-9001

ITEM NO. 15

SALMON, ID.

ERICKSON AIR-CRANE SUMMARY SHEET

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	120 DAYS	$24,707.00	$2,964,840.00	$15,000 PER HR
Option Yr (1) 2013	120 DAYS	$25,942.00	$3,113,040.00	$15,000 PER HR
Option Yr (2) 2014	120 DAYS	$27,239.00	$3,268,680.00	$15,000 PER HR
Option Yr (3) 2015	120 DAYS	$28,601.00	$3,432,120.00	$15,000 PER HR
Specified Hourly flight Rate	350 HOURS	$7,323.00	$2,563,050.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N173AC	22,558.0	2,604.0	6626.0	$506.00
SERIES:	E	N164AC	22,598.0	2,604.0	6586.0	$506.00
		* N176AC	22,784.6	2,604.0	6399.4	$506.00
		N217AC	22,310.6	2,604.0	6893.3	$506.00
		N957AC	22,701.0	2,604.0	6483.0	$506.00
		N6962R	22,500.0	2,604.0	6684.0	$506.00
		N218AC	22,618.0	2,604.0	6566.0	$506.00

SERVICES	QUANTITY	UNIT PRICE	Total	OPTIONAL USE RATE
Base year 2012	120 DAYS	$29,649.00	$3,557,880.00	$15,000 PER HR
Option Yr (1) 2013	120 DAYS	$31,131.00	$3,735,720.00	$15,000 PER HR
Option Yr (2) 2014	120 DAYS	$32,688.00	$3,922,560.00	$15,000 PER HR
Option Yr (3) 2015	120 DAYS	$34,322.00	$4,118,640.00	$15,000 PER HR
Specified Hourly flight Rate	350 HOURS	$7,323.00	$2,563,050.00

MAKE:	SIKORSKY	N NUMBER	Equipped Wt	Wt of Tank/Snorkel	HOGE	Crew Cost
MODEL:	S-64	N178AC	23,115.4	2,650.0	7268.6	$506.00
SERIES:	F	N179AC	23,002.4	2,650.0	7381.6	$506.00

SECTION B

SUPPLIES OR SERVICES AND PRICES

B-2                            BIDDERS MAY QUALIFY THEIR BIDS - BIDDERS SHALL INDICATE BELOW THE MAXIMUM NUMBER OF ITEMS WILLING TO ACCEPT.

Erickson has nine (9) S-64 Helitankers available to bid on items offered in this solitation. EAC can accept up to a maximum of nine (9) awards. All Helitankers are available to start at scheduled MAP’s.

B-3                            AIRCRAFT PERFORMANCE SPECIFICATIONS (MINIMUM) TO BE USED FOR PROPOSAL EVALUATION PURPOSES AND AIRCRAFT WEIGHING AND WEIGHT VALIDATION

(a)                                  Performance shall be based on minimum engine specification. Aircraft performance capabilities shall be determined by using the Standard Interagency Helicopter Load Calculation Method. (Exhibit 13, Interagency Helicopter Load Calculation)

Performance enhancing data (Power Assurance Checks, wind charts, etc.) shall not be used. Only FAA approved charts based on minimum specification engine performance shall be used.

Use (Exhibit 13, Interagency Helicopter Load Calculation and Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart) per aircraft type and the appropriate Hover Ceiling Charts (HOGE and HIGE) from the approved Rotorcraft Flight Manual with current supplements and changes as applicable.

Vendors shall use Computed Gross Weight from Exhibit 22 for load calculation purposes for submitting proposals. For field operations use current temperature and elevation for performance planning purposes.

(b)                                 Aircraft Weighing and Weight Validation

(1) The aircraft’s equipped weight is determined using weight and balance data, which was determined by actual weighing of the aircraft in accordance with the manufacturer’s requirements and configured in accordance with the contract specifications, as proposed. Additional weighing criteria:

(i) The weighing shall be accomplished by the Contractor or their agent.

(ii) All weighing of aircraft shall be performed on scales that have been certified as accurate within the previous one (1) year. The certifying entity may be any accredited weights and measures laboratory using standards traceable to the National Institute of Standards and Technology (NIST). The scales should be listed by make model and calibration date in the aircrafts weight and balance documentation (See Form B, Exhibit 21).

(iii) Weighing shall be:

(A) accomplished within 12 months prior to the due date of proposal submission, and

(B) at an interval of 24 months thereafter and / or

SECTION B

SUPPLIES OR SERVICES AND PRICES

(iii) Weighing shall be:

(A) accomplished within 12 months prior to the due date of proposal submission, and

(B) at an interval of 24 months thereafter and / or

(C) following any major repair or major alteration or change to the equipment list, which significantly affects the center of gravity of the aircraft.

(iv) Helicopter(s) under this solicitation shall:

(A) Remain at or below the contracted helicopter equipped weight as proposed in the base year of the contract.

(B) Be allowed a total of 1% above the contracted helicopter equipped weight as proposed during the combined contract option periods.

Note: When there is a difference in the aircraft’s weight between different sets of scales, scales shall be allowed a maintenance tolerance of .2% (two tenths of a percent) of the scale reading for each set of scales. For example, a helicopter that weighed 6000 lbs on one scale set would be allowed a 12 lb tolerance on each scale set when compared. (Ref. NIST Handbook 44, Table 6).

(v) Cowlings, doors and fairings shall not be removed to meet contract equipped weight for performance.

(vi) If the government requires additional equipment after contract award, no penalty will be assessed.

(vii) If after receipt of proposals and or after award the helicopter manufacture submits a mandatory service bulletin which may change a helicopter equipped weight no penalty will be assessed.

(2) After proposal evaluations and prior to or post award all aircraft weighing shall be witnessed and validated by Agency Aircraft Inspector(s). If aircraft must be weighed post award it will be at the option of the Government. The objective of the second and separate weighing is to validate the contractor’s proposed weight as configured to comply with the solicitation requirements. Contractors are responsible for the costs associated with weighing the aircraft excluding Agency Aircraft Inspector costs.

All aircraft shall be weighed prior to start of the base year Mandatory Availability Period (MAP).

Amendment 1

SECTION B

SUPPLIES OR SERVICES AND PRICES

Applicable performance Specifications for Items 1 through 15 (see schedule of items for tank or bucket requirements).

CAPABILITY OF:

☒                                  Hovering out of ground effect (HOGE)

At 8,000 feet pressure altitude and 25 °C with ☐ non-jettisonable ☒ jettisonable

Payload of 5000 pounds, as determined by Exhibit 13, Standard Interagency Load Calculation form, using a standard pilot weight of 200 pounds and fuel for one hour and 30 minutes (01+30) as determined by Exhibit 12, Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart. For Computed Gross Weight use Exhibit 22 for load calculation.

Applicable performance Specifications for Items 16 through 34 (see schedule of items for tank or bucket requirements).

CAPABILITY OF:

☒                                  Hovering out of ground effect (HOGE)

At 7,000 feet pressure altitude and 20 °C with ☐ non-jettisonable ☒ jettisonable

Payload of 3300 pounds, as determined by Exhibit 13, Standard Interagency Load Calculation form, using a standard pilot weight of 200 pounds and fuel for one hour and 30 minutes (01+30) as determined by Exhibit 12, Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart. For Computed Gross Weight use Exhibit 22 for load calculation.

B-4                            ENGINE REQUIREMENTS

Turbine engine(s)

B-5                            CREW COVERAGE

The number of persons required will be the minimum complement of personnel while operating under this contract, additional positions may be offered to staff and support the helicopters. Pilot(s) shall not perform as primary or relief carded A&P mechanic.

☒ One Pilot Crew             or             ☒ Two Pilot crew             or             ☐ Three Pilot crew

And

☒   With Relief Pilot(s)                                                          ☐ Without Relief Pilot(s)

☐ 6-Day Coverage (See Chart Below)

☒ 7-Day Coverage (See Chart Below)                  ☐ A                   ☐ B                  OR                            ☒ C

Amendment 1

SECTION B

SUPPLIES OR SERVICES AND PRICES

COVERAGE	FUEL SERVICING VEHICLE DRIVER	MECHANIC
6-Day	6-Day Coverage No Relief Required	3-Hour Call-up
7-Day A.	FSVD Required Relief FSVD Required	3-Hour Call-up
B.	FSVD Required Relief FSVD Required	Mechanic(s) Required at Host Base/Alternate Base (May serve as FSVD) Relief Mechanic(s) 3-Hour Call-up
C.	Full Time FSVD Required at Host Base/Alternate Base	Full Time Mechanic(s) Required at Host Base/Alternate Base

B-6                            MAXIMUM COMPLEMENT OF PERSONNEL BY AIRCRAFT TYPE

Type I (Heavy) Helicopters - A maximum of 10 Personnel may be paid as per the payment clause.

Type II (Medium) Helicopter - A maximum of 4 Personnel may be paid as per the payment clause.

Note: Managers may pay up to the Maximum Compliment.

B-7                            ACCEPTABLE WORK SCHEDULES (need to check one)

☐ 12/2             ☐ 12/12             ☐ Other

(If “Other” is checked, Identify requested schedule, which is subject to approval by Contracting Officer)

Note: All Personnel shall be under the same work schedule. Days off schedule may vary.

B-8                            STANDBY HOURS PER DAY

9 Hours Standby per day

B-9                            EXTENDED STANDBY HOURLY RATE

$45.00 per hour

B-10                     OVERNIGHT STANDARD PER DIEM RATE ALLOWANCE

Rates as published in Federal Travel Regulations See Section C

Amendment 1

SECTION B

SUPPLIES OR SERVICES AND PRICES

B-6                            MAXIMUM COMPLEMENT OF PERSONNEL BY AIRCRAFT TYPE

Type I (Heavy) Helicopters - A maximum of 10 Personnel may be paid as per the payment clause. For Type I helicopters (excluding K-Max) shall require a minimum compliment of two Interagency carded A&P mechanics.

Type II (Medium) Helicopter - A maximum of 4 Personnel may be paid as per the payment clause.

Note: Managers may pay up to the Maximum Compliment.

B-7                            ACCEPTABLE WORK SCHEDULES (need to check one)

For each item awarded, all crews will follow work schedule approved by Contracting Officer.

☐ 12/2               ☐ 12/12               ☒ Other

(If “Other” is checked, identify requested schedule, which is subject to approval by Contracting Officer)

Note: All Personnel shall be under the same work schedule. Days off schedule may vary.

B-8                            STANDBY HOURS PER DAY

9 Hours Standby per day

B-9                            EXTENDED STANDBY HOURLY RATE

$45.00 per hour

B-10                     OVERNIGHT STANDARD PER DIEM RATE ALLOWANCE

Rates as published in Federal Travel Regulations See Section C

B-11                     OPERATIONS IN ALASKA, CARIBBEAN, CANADA OR MEXICO

Contractor has authorization as indicated in FAA Operation Specifications for operations in the following locations. Reference Exhibit 3. (Contractor to check all that apply)

☒ ALASKA	☐ CARIBBEAN	☒ CANADA	☐ MEXICO

SECTION B

SUPPLIES OR SERVICES AND PRICES

B-12                     CONTRACTOR FURNISHED SPECIAL REQUIREMENTS

☒ Two P-25 Digital VHF-FM Transceivers (FM-1 & FM-2)(See Section C-8.a.3)

☐ VHF-FM Programming Port (See Exhibit 7.a)

☐ External PA with Siren capability (See Exhibit 7.b)

☐ Internal PA with Siren capability for Heavy helicopters (See Exhibit 7.c)

☐ GPS with moving map display (See Exhibit 7.d)

☐ GPS Data connector (See Exhibit 7.e)

☐ Additional GPS Antenna (See Exhibit 7.f)

☐ Traffic Advisory System (TAS) (See Exhibit 7.g)

☐ Intercommunication System for all passenger positions (See Exhibit 7.h)

☐ Aft Cabin Audio Control System (Use Exhibit 17 Avionics section for 3rd audio control system requirements)

☒ P-25 Digital VHF-FM Mobile Radio for Fuel Servicing Vehicle (See Exhibit 8.g)

☒ P-25 Digital VHF-FM Portable Radio for Fuel Servicing Vehicle (See Exhibit 8.g)

☐ Rappel Capability (See Exhibit 17)

☐ Extended Height landing gear (See C-4)

☐ Litter Kit Provisions with Litter (See Exhibit 25).

☐ FAA Over Water Kit (See Exhibit 24)

☒ Fixed Suppressant/Retardant Delivery Tank (See Exhibit 5). See schedule of items.

☐ PART 27—Airworthiness Standards: Normal Category Rotorcraft Only (See CFR Part 27)

☒ Interagency Qualified Mountainous Terrain Pilot (See C-12 (d) Personnel)

☒ Power fill Bucket—Power fill bucket required for all bucket items (primary bucket only See Exhibit

5). See schedule of items.

B-13                     GOVERNMENT PILOT

Contractor will ☒ will not ☐ authorize performance of work under the contract by a Government Pilot. (See Exhibit 23)

B-14                     ADDITIONAL INFORMATION

Additional information that is required to be submitted with your proposal is contained in Section E, Instructions to Offerors-Commercial Items (Far 52.212-1) (Tailored).

ERICKSON AIR-CRANE
S-64E ROTORCRAFT FLIGHT MANUAL SUPPLEMENT FOR
OPERATIONS FROM 10,000 TO 14,000 FEET DENSITY ALTITUDE

C2023B

Figure 4-19. Takeoff Power Available

REVISION 2

FAA APPROVED

DATE	JUN 12 2009

13

ERICKSON AIR-CRANE
S-64E ROTORCRAFT FLIGHT MANUAL SUPPLEMENT FOR
OPERATIONS FROM 10,000 TO 14,000 FEET DENSITY ALTITUDE

C2006

Figure 4-4. Power Required to Hover Out of Ground Effect 100% NR

REVISION A

FAA APPROVED

DATE	AUG 19 2002

8

ERICKSON AIR-CRANE
S-64E ROTORCRAFT FLIGHT MANUAL SUPPLEMENT FOR
OPERATIONS FROM 10,000 TO 14,000 FEET DENSITY ALTITUDE

SECTION I - OPERATING LIMITATIONS

A.           WEIGHT LIMITATIONS.

1.               The maximum takeoff; landing and en route weight for the rotorcraft load combinations is:

a.  35,200 lbs at 10,000 ft. density altitude.

b.  28,600 lbs at 14,000 ft. density altitude.

c.  Linear interpolation is permitted between 28,600 lbs and 35,200 lbs.

B.             CENTER OF GRAVITY LIMITS.

1.               The C.G. limits for the rotorcraft-external load combination and for the basic rotorcraft are shown in Figure 1-3.

They are:

STA +337.0 to +345.0 for all weights between 28,600 lbs and 35,200 lbs.

2.               Loads should be evenly distributed about the lateral axis of the helicopter.

C.             TYPE OF OPERATION.

1.               Mode I single engine hover has been demonstrated at 22,670 lbs at 14,000 ft. density altitude. (See Figure 1-1)

NOTE

Linear Interpolation for Mode I operations is permitted between 22,670 lbs. at 14,000 feet Hd and 23,900 lbs. at 10,000 feet Hd.

2.               Mode III weights are depicted in Figure 1-2.

NOTE

Mode III operations are limited to pressure altitude/temperature combinations of less than 14,000 feet density altitude.

D.            AIRSPEED LIMITATIONS.

1.               Never exceed speed (Vne) is 70 KIAS for all density altitudes from 10,000 to 14,000 ft.

E.              CONFIGURATION LIMITATIONS.

1.               Operation above 10,000 feet is prohibited with EAPS installed.

SECTION II - NORMAL PROCEDURES.

No change

SECTION III - EMERGENCY PROCEDURES

No change

REVISION A

FAA APPROVED

DATE	AUG 1 9 2002

3

Solicitation No. AG-024B-S-11-9001	US Forest Service
National Large Fire Support Helicopter Services	National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-1                            SCOPE OF CONTRACT

(a) The intent of this solicitation and any resultant contract is to obtain helicopters fully operated by qualified and proficient personnel and equipped to meet specifications contained herein for offered helicopters used in the administration and protection of Public Lands.

(b) The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. (See Section E Synopsis of Safety Program) When, in the sole judgment of the Contracting Officer, the safety programs do not adequately promote the safety of operations, the Government may terminate the contract for cause as provided in the “Contract Terms and Conditions”. Examples of such programs include but are not limited to: 1) Personnel Activities, 2) Maintenance, 3) Safety and 4) Compliance with Regulations.

(c) During the Availability Period the helicopter shall be made available for the exclusive use of the Government.

(d) The helicopter furnished will be used for incident support and may also be used for project, law enforcement, and administrative flights. If contractor agrees to perform law enforcement, such agreement shall be in writing.

(e) The Government has Interagency and cooperative agreements with Federal and State Agencies and private landholders. Helicopters may be dispatched under this contract for such use.

(f) The Contracting Officer (CO) may by mutual agreement, release the Contractor from the contract for short periods of time to perform outside work for other Federal, State, or local agencies or private parties. During the period of such release, the U.S. Forest Service (USFS) shall not be responsible for any payment or liability.

C-2                            CERTIFICATIONS

(a) General

(1) Contractors shall be currently certificated to meet 14 Code of Federal Regulations (CFR), 133 (External Load Operations), 135 (Air Taxi Operators and Commercial Operations), and 137 (Agricultural Aircraft Operations), as applicable. Any helicopter offered shall be listed by make, model, series, and registration number on the Operators Certificates.

(2) Helicopters shall conform to the approved type design (normal, transport or restricted), be maintained and operated in accordance with type certificate requirements notwithstanding the aviation regulations of the State in which the helicopter may be operated except those requirements specifically waived by the CO. If an operator has a 135 certificate, the aircraft will be maintained in accordance with their FAA approved maintenance program. 14 CFR Part 133 and 137 helicopters will be maintained in accordance with the type certificate and applicable supplement type certificates (STC).

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo. Load calculations (Exhibit 13, Form 5700-17 or OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

(4) Each helicopter shall operate in accordance with an approved 14 CFR Part 133, Rotorcraft Load Combination Flight Manual (RLCFM), unless the CO specifically waives the requirement. A copy of the RLCFM shall be kept with the aircraft at all times.

(b) Standard Category Helicopters

(1) All passenger-carrying flights shall be conducted in accordance with the Contractor’s/Operator’s 14 CFR Part 135 operation specifications, and all FAA approved and accepted manuals.

(2) Helicopters shall be certificated in Normal or Transport Category.

(3) The Government may elect not to utilize individual Standard Category helicopter for passenger transport.

(4) Helicopters shall carry their fully rated capacity of cargo for suppressant/retardant as determined by use of the approved weight and balance performance data.

(c) Restricted Category Helicopters

(1) Helicopter(s) certificated in Restricted Category shall have been issued a Special Airworthiness Certificate.

(2) Helicopter(s) configured from aircraft types that have FAA Type Certificates obtained by the helicopter manufacturer shall incorporate the manufacture’s designated changes to bring the helicopter into conformity with their type design, excluding passenger configuration requirements. All applicable Airworthiness Directives and mandatory manufacturer Service Bulletins shall be accomplished.

(3) Helicopter(s), which are configured from former military aircraft, which have FAA Type Certificates based upon military operation in lieu of a manufacturer’s Type Certificate, shall have all applicable Time Compliance Technical Orders (TCTO’s), military Service Bulletins, and Safety-of-Flight Messages accomplished. This includes any directives, which refer to later models of the same type, which were issued after the earlier models had left the military inventory. When FAA approvals establish more restrictive limits, such limits will prevail.

(4) Helicopters shall carry their fully rated capacity of cargo for suppressant/retardant as determined by use of the approved weight and balance performance data.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-3                            GOVERNMENT FURNISHED PROPERTY

(a) If Government Furnished Property (GFP) is provided; the Contractor shall be required to sign a property receipt document. Upon Government request, GFP shall be returned to the Government in accordance with GFP FAR Clause 52.245-1 (JUN 2007).

(b) The Government will deliver the following items to the Contractor upon arrival at the Host Base.

(1) Interagency Aviation Transport of Hazardous Materials Handbook/Guide with any applicable Department of Transportation (DOT) Special Permit Letters and Emergency Response Guide.

(2) Personal fire shelter for each flight crewmember. Instruction in the use of shelter deployment will be provided by the Helicopter Manager. Fire shelter shall be on-board the helicopter at all times while under contract and included in the equipped weight (8 lbs).

(c) Foam Concentrate will be provided by the Government as needed in accordance with the most current Qualified Product List as specified at www.fs.fed.us/rm/fire

(d) The following may be provided to the Contractor at the convenience of the Government.

(1) AUX-FM adapter cable with portable radio (See Section C-8.a.4)

C-4                            HELICOPTER REQUIREMENTS

(a) General

(1) Helicopter shall be maintained in accordance with all applicable 14 CFR requirements, mandatory manufacturers’ bulletins as required or identified by the FS and or DOI, and all applicable FAA Airworthiness Directives (AD).

(2) All required documents needed to verify the data in Form FS-5700-21a or AMD 36b; Helicopter Data Record (including airframe logs, engine logs, compliance with mandatory manufacturer’s bulletins, FAA AD compliance, listing of installed STC’s, and helicopter status record, etc.) shall be made available to FS or DOI inspector(s). A status sheet containing the status of inspections, Airworthiness Directives and components having time/life limits will be available with each helicopter.

(3) Unless authorized by an approved Minimum Equipment List (MEL), the helicopter shall not be approved or used if any accessory or instrument listed on the helicopter type certificate data sheet is inoperative. However, all items required by this contract may not be placed on an MEL as non-operational unless approved by a government Aviation Maintenance Inspector or the CO. As an example the following equipment, when inoperative, cannot be placed on an MEL with the helicopter continuing to be utilized under contract.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(i)   Emergency Locator Transmitter

(ii)  VHF-AM Transceiver (at least one must be operational)

(iii) P25 Digital VHF-FM Transceiver (at least one must be operational)

(iv) Transponder and altitude reporting system (at least one must be operational)

(v)  Static pressure, altimeter, and automatic altitude reporting system (at least one must be operational and connected to an operational transponder and altitude reporting system)

(4) Helicopter shall not be approved if any component time in service exceeds the manufacturers’ recommended Time Between Overhaul (TBO) or FAA-approved extension. All inspection times and intervals shall comply with the Contractor’s FAA approved maintenance program.

(5) Complete set of current aeronautical charts covering area of operation. The Contractor shall be responsible for providing navigation publications.

(b) Condition of Equipment

(1) Contractor-furnished aircraft and equipment shall be operable, free of damage, and in good repair. Helicopter systems and components shall be free of leaks except within limitations specified by the manufacturer.

(2) All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility. Repairs such as safety wire lacing and stop drilling of cracks are not acceptable permanent repairs. Prior to acceptance, all temporarily repaired windows and windshields shall have permanent repairs completed or shall be replaced.

(3) The helicopter interior shall be clean and neat. There shall be no unrepaired tears, rips, cracks, or other damage to the interior. The exterior finish, including the paint, shall be clean, neat, and in good condition (i.e. no severe fading or large areas of flaking or missing paint and etc.). Military or other low visibility paint schemes are unacceptable. Any corrosion shall be within manufacturer or FAA acceptable limits.

(c) Center of Gravity

(1) All helicopters shall be configured so that the center of gravity will remain within the FAA approved Flight Manual published limits for all load requirements and full range of fuel conditions, including ferry with minimum crew without subtraction or addition of ballast.

(2) All helicopters shall be loaded such that the center of gravity will remain within allowed limit during the flight. Actual weights will be used for flight calculation.

(3) When the equipped weight of the helicopter, as noted by registration number in Section B, Schedule of Items changes, the Contractor shall notify the CO of the change and submit a new weight and balance as required by the Contract.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(d) General Equipment (as applicable)

Helicopters shall be configured with the equipment required by 14 CFR and approved for make and model furnished. In addition, the following will be required:

(1) A copy of the Awarded Contract and modification(s) shall remain in the helicopter during the Contract period(s).

(2) Instrumentation required by the Type Certificate and 14 CFR for use with the make and model furnished.

(3) Free air temperature gauge.

(4) Approved helicopter lighting for night operation in accordance with 14 CFR 91.209, plus instrument lights.

(5) First Aid Kit Aeronautical (Exhibit 1, First Aid Kit Aeronautical).

(6) Survival Kit Aeronautical (Exhibit 2, Survival Kit Aeronautical, Lower 48 and Exhibit 3 Alaska Supplement; weight of Survival Kit shall be considered as an addition to the equipped weight of the aircraft and will be documented on the C-chart or equipment list).

(7) Additional Suppression/Prescribed Fire Equipment (Exhibit 5, Additional Suppression/Prescribed Fire Equipment) as applicable.

(8) Seats, Seatbelts and Shoulder Harnesses

(i) Seat belts for all seats. One set of individual lap belts for each occupant.

(ii) FAA-approved double-strap shoulder harness with automatic or manual locking inertia reels for each front seat occupant. Shoulder straps and lap belts shall fasten with one single-point, metal-to metal and quick-release mechanism. Standard factory shoulder harnesses are acceptable for Aerospatiale and Bell transport category helicopters. Military style harnesses are acceptable. (Exhibit 4, Restraint Systems Condition Inspection Guidelines).

(iii) FAA approved single diagonal shoulder harness with inertia reel integrated with the lap seat belt with one single point metal-to-metal, quick release mechanism for each passenger position.

(iv) For Type I (Heavy) Helicopters: An incorporated single or double shoulder harness integrated with the lap seat belt with one single point metal-to-metal (Lift Lever Buckle), quick release mechanism for each passenger position.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(v) All Seats, Seat Belts and Shoulder Harnesses for all helicopters must either be:

(A) An OEM installation

(B) STC’d

(C) Approved for installation by an FAA From 8110-3 with all DER supporting engineering substantiation documentation attached or

(D) Field Approved for installation with supporting FAA Form 8110-3 and all DER supporting engineering substantiation documentation attached

(vi) Installations substantiated to the requirements 14 CFR Part 29 are most desirable. All data pertinent for these installations shall be available for review by the Forest Service prior to contract award. Installations of a seat, seat belt or shoulder harness are not acceptable as a minor alteration. Seatbelt and shoulder harness installations should follow the guidelines and best practices of FAA Advisory Circular (AC) 21-25A and 21-34. Field Approvals based on previously approved installations must match Make and Model. Field Approvals using previously approved “generic” Field Approvals are not acceptable, i.e. a Field Approval for a Bell 212, based on a previously approved similar installation for an S-58, would not be acceptable.

(9) One flight hour meter (Hobbs) installed in a location observable from the cockpit. The meter shall be wired in series with a switch on the collective control, and a switch activated by engine or transmission oil pressure or equivalent system, to record flight time (in hours and tenths of hours) only.

(10) Operations from other than the manufacturer’s designated pilot station (right seat in most helicopters) are allowed only with an approved FM Supplemental Type Certificate (STC) or field approval and designation on the aircraft Interagency Data Card. For single piloted aircraft, field approvals in lieu of STCs are not acceptable unless the appropriate crew door has been modified with bubble window (if available) and operational gauges installed in the door that can be viewed by the pilot while performing vertical reference operations.

(11) Convex mirror for observation of external loads and landing gear (not required for aircraft equipped ONLY for vertical reference operations).

(12) The Fire extinguisher(s) shall be a hand-held bottle, fully charged, with a minimum of 1.5 pounds capacity and 2-B:C rating, maintained in accordance with NFPA 10 and mounted with a quick release attachment accessible to the flight crew while seated.

(13) Standard Category helicopters with a floor height greater than 18-inches shall have an approved personnel access step to assure safe entrance and exit from each door of the helicopter. A section of external cargo rack may be utilized as a step by providing a clear space covered with non-skid material.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(i) Extended Height landing gear that ensures a minimum of 12 inches clearance between the attached delivery tank and the level ground shall have an extended height access step or equivalent to provide a minimum of one step half the distance to the skid.

(14) Dual controls are required for pilot evaluations.

(15) A white strobe light or white LED anti-collision type light, mounted so as to be visible (360°) from above during flight operations. Each anti-collision light shall be aviation red and shall meet the applicable requirements of 14 CFR Part 27.1401 or Part 29.1401.

(16) High visibility markings on main rotor blades (Exhibit 6, High Visibility Markings on Main Rotor Blades).

(17) Remote and Cargo Hook

Cargo Hook

(i) One keeperless cargo hook that may be loaded and locked in a single motion with one hand, and is rated at the maximum lifting capacity of the aircraft. (Not applicable to Type I Heavy Helicopters).

(ii) As a minimum, the cargo hook shall be completely disassembled and inspected with repairs made as required, lubricated, and a full-load operational check in accordance with manufacturer’s recommendations.

Remote Hook/Long line

(i) One remote cargo hook and a minimum of 150 feet of long line. Long line may consist of multiple segments and none shorter than 50 feet as per Exhibit 5.

(ii) For Power requirements see Exhibit 5

(18) Variable capacity collapsible bucket(s) (For bucket and tank-equipped helicopters)

(i) One (1) collapsible, variable capacity water/retardant buckets shall be furnished under this Contract. Bucket must be capable of being transported in cabin or baggage compartment or external basket of the helicopter.

(ii) The bucket, at 100 percent of manufactures rated capacity (+/ -5%) shall be at least commensurate with the maximum OGE lifting capability of the helicopter at 5000 PA and 30 degrees C with a 200 pound pilot(s) and 1 1/2 hours of total fuel or the manufacturer recommended size/model bucket by helicopter make and model shall be used. The bucket shall be capable of being operated with all increments of the long-line. Partial dips allowed only with powerfill or gated buckets.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

A second variable capacity water/retardant bucket is required if primary bucket does not meet C4 (18) (iv) equipped with a gated system. At 100% capacity, the second bucket shall be no more than 10% greater than the minimum capacity of the primary bucket.

(iii) Environmental operating conditions may dictate the need for more than one size bucket.

(iv) Helicopters equipped with electronic helicopter hook load measuring system (load cells) that provide a cockpit readout of the actual external load and a bucket that is equipped with a gating system and/or a powerfill bucket that allows part of the load to be released while retaining the remainder of the load are approved in lieu of the second bucket.

(v) Capacity of each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to the marked graduations (i.e., 90%, 80%, 70%). Attempts to establish intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited. Powerfill and gated buckets do not need to be cinched.

(vi) An Operations Manual for the type bucket(s) provided shall be available on site.

(vii) Either the weight of the bucket or capacity at each adjustment level shall be marked on the bucket or the operator shall have a written statement of the maximum capacity (weight) at each adjustment point.

(viii) The jettison-arming switch, if applicable, shall be in the armed position during external load operations.

(ix) When a bucket is attached directly to the cargo hook, it is critical to measure the maximum length of the extended bucket from the shackle on the control head to the extended dump valve/fire sock, making sure that it is at least 6-inches less than the distance from the belly hook to the closest possible point on the tail rotor. Lines attached between the cargo hook and the bucket shall extend the bucket past the outside arc of the tail rotor, the line shall be no shorter than 50 feet.

(19) The bucket gate open/close switch (es) shall be clearly marked for “open” and “closed,” spring-loaded to the “OFF” position, and mounted on the collective pitch lever to avoid confusion with the cargo hook release. The switch shall be of a different design and shall be mounted in such a way as to not easily be confused with the RPM Control (Beep) switch.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(20) Standard category Medium and all Light helicopters: An auxiliary power connector (MS3112E12-3S) protected by a 5-amp circuit breaker connected to the avionics or main aircraft power buss shall be permanently mounted in a location convenient to the passenger compartment. Pin A shall be +24 VDC in 24-volt aircraft; Pin B shall be aircraft ground. Pin C shall be + 12 volts VDC in 12 volt aircraft. Never apply power to both Pin A and Pin C simultaneously.

(21) Fuel Servicing Vehicle (See Exhibit 8 Fuel Servicing Equipment Requirements) (Not required for Alaska).

(22) FAA Approved Extended Height /High Skid Landing Gear (if available by STC or aircraft manufacturer).

(23) FAA approved high visibility, pulsating, forward facing, conspicuity lighting.

(24) FAA approved locking cap(s) on all fuel filler ports. Single point refueling port dust caps need not have an FAA approved locking device.

(25) FAA approved Wire Cutters, if available.

(26) FAA approved floor protection. Helicopters shall have floor protection within the cargo area. Floor protection is not required within the passenger seating areas. Floor protection in both seating and cargo areas shall not be in excess of 1/2 inch to allow for installation of all passenger seats and access to all installed anchor points (Not applicable for non passenger hauling helicopters.)

(27) Not applicable to non-passenger carrying contracted helicopters. Internal baggage compartment/external cargo basket/racks. Minimum of fifteen (15).cubic feet of cargo space with isolated internal baggage compartment(s) capable of accommodating 58-inch long shovels, rakes, and other fire fighting tools (requires rear bulkhead modification of baggage compartment of some models).

External cargo basket(s)/rack(s) with a closing mechanical latching lid, if available, may be provided in lieu of baggage compartments, which cannot be modified to accept fire tools. The lid shall cover the entire basket/rack. Cargo basket/rack shall be at least 4-inches deep and shall not hamper ingress and egress of personnel from the cabin area. The devices shall be simple in function and have the capacity of being installed quickly. All cargo will be loaded, contained and restrained in a FAA Approved manner that is compliant with the aircraft’s approved flight manual and the operator’s 135 Operations Manual.

All helicopters equipped with an external basket must have an FAA STC or field approval applicable for make and model, for dimension, load carrying capability and material construction. The basket will have a hinged top with a suitable method to secure the top closed in flight, to prevent the contents from exiting.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

All helicopters shall have FAA approved internal cargo area restraints or barriers which extend from the floor to the ceiling, isolating the passenger area from the cargo area (transmission wells), sliding door area and will not compromise passenger ingress and egress. Cargo behind soft passenger seats must be restrained while seats are occupied per 14 CFR Part 135.87 requirements. Restraints or barriers must be capable of being removed within 15 minutes. Restraints within the cargo area of the transmission wells shall have netting restraints only.

(28) Auto re-ignition kit if commercially available for make and model of aircraft offered.

(29) Engine inlet air filtration system/particle air separator for all medium and light helicopters.

(30) Heater system for windshield de-fog.

(31) Kit for disposal of fuel during start-up/shut down; i.e., EPA Bell Kit if commercially available.

(32) Applicable to medium and light helicopters only. An MS 3101A-24-11S, 9-pin connector shall be provided. Pin D shall be airframe ground. Pin E shall be switched 28VDC, protected by a 50 amp circuit breaker that can be manually opened and reset. The water bucket open switch shall also activate this circuit.

C-5                            HELICOPTER MAINTENANCE

(a) General

(1) The Contractor shall be capable of providing field maintenance support to each helicopter for extended periods during heavy use.

(2) Helicopters shall be operated and maintained in accordance with 14 CFR requirements and manufacturers’ recommendations. Special equipment and/or modification of the helicopter to meet requirements of this contract shall be inspected, repaired, and altered in accordance with 14 CFR requirements and manufacturer’s recommendations or engineered data and, if required, be FAA approved. All “time change” components, including engines, shall be replaced upon reaching the factory recommended time, or FAA approved extension if applicable. Helicopters operated with components and accessories on approved TBO extension programs are acceptable, provided the Contractor who provides the helicopter is the holder of the approved extension authorization (not the owner if the helicopter is leased), and shall operate in accordance with the extension.

(3) FAA, CFR 14, Part 145 Repair Stations, may be used for specific maintenance functions that the repair station is certified for. The helicopter must be returned to service under the repair station certificate, and not under an individual’s certificate for the repair station; for example repairman or A&P mechanic. The repair station may not be used in lieu of a carded mechanic if required by this contract

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(4) Contract performance may subject the helicopter engine to frequent smoke, sand and dust ingestion. All helicopters shall comply with the erosion inspection procedures at the recommended intervals in accordance with the engine operation and maintenance manual for the Contracted aircraft.

(5) All maintenance performed shall be recorded in accordance with 14 CFR 43 and 91 including helicopter time-in-service and hour meter reading.

(6) A copy of the current maintenance record required by 14 CFR 91 shall be kept with the aircraft.

(7) Maintenance of aircraft records shall be in accordance with the FAA Advisory Circular (AC) No. 43-9C as revised.

(8) The Contractor shall immediately notify the CO of any change of an engine, power train, control, or major airframe component and circumstances inducing the change.

(9) Routine maintenance shall be performed before or after the daily standby or as approved by the CO.

(10) All inspection times and intervals shall comply with the Contractor’s FAA Approved Maintenance Program.

(11) Inspections shall be performed in a maintenance facility, or in the best field conditions available.

(12) For helicopters on any FAA approved maintenance program, the following applies: For helicopters on a maintenance program requiring 100 hr inspections: at the beginning of the Mandatory Availability Period there are 50 or more hours remaining prior to the 100-hour inspection, that 100-hour inspection and any required maintenance and subsequent 100-hour inspections may be performed without loss of availability per the requirements in ii thru vii below.

OR

Helicopters on an FAA Approved Aircraft Maintenance Programs with other than 100 hr inspections (for example phase or progressive type inspection), and after having flown 50 or more hours following the start of the Mandatory Availability Period, a scheduled inspection or maintenance may be performed without loss of availability per the requirements in i thru vi below. From that time, after every subsequent 100 hours of flight (±10%), scheduled inspections or maintenance may be performed without loss of availability per i thru vi below.

(i) When the 100 hour or other FAA approved maintenance inspection (that occur on a 100 hour flight cycle), is due and the aircraft and flight crew have been released for the day, the contractor will be allowed to perform this scheduled inspection and/or maintenance, up to the end of the following calendar day, without assessment of unavailability.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(ii) Inspections shall be performed in one of the following:

(A) Maintenance facility,

(B) Host or alternate base, or

(C) Best field conditions available.

(iii) Flight time to and from a facility or alternate base for maintenance will not be paid.

(iv) Contractor shall notify the Contracting Officer at least 16 flight hours prior to the initiation of any maintenance inspection.

(v) When the helicopter is available for service, it is the Contractor’s responsibility to ensure that the flight crew is also available.

(vi) If the flight crew is not available when the aircraft is returned to service, unavailability will be assessed from that time until such time that they do become available.

(vii) If the entire calendar day is not used to perform maintenance, no credit of that unused time shall be granted.

(viii) When less than 50 hours remain before the initial 100-hour inspection, the first 100 hour inspection shall be performed before or after the daily standby, or as approved by the Contracting Officer.

(13) During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance.  These 2 days need not be consecutive; however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes and will not be paid availability.

(14) All weighing of aircraft shall be performed on scales that have been certified as accurate within the previous 12 calendar months. The certifying entity may be any accredited weights and measures laboratory using standards traceable to the National Institute of Standards and Technology (NIST). The scales should be listed by make model and calibration date in the aircrafts weight and balance documentation (See Form B, Exhibit 21).

(15) Helicopter(s) under initially awarded contract(s) under this solicitation shall remain at or below contracted helicopter equipped weight as proposed in the base year of the contract. Helicopters will be allowed a total of 1% above the awarded contracted helicopter equipped weight as proposed during the combined contract option periods. The helicopter’s equipped weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 12 months prior to the due date of proposal submission and 24 months thereafter or following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft. If the government requires additional equipment after contract award no penalty will be assessed.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(16) A list of equipment installed in the aircraft at the time of weighing shall be compiled. The equipment list shall include the name, weight, arm and moment of each item installed. Items that may be easily removed or installed for aircraft configuration changes (seats, doors, radios, cargo hook, baskets, special mission equipment, etc.) shall also be listed including the name, weight, arm and moment of each item. Each page of the equipment list shall identify the specific aircraft by serial and registration number. Each page of the equipment list shall be dated indicating the last date of actual weighing or computation. The weight and balance shall be revised each time equipment is removed or installed which more than negligibly affects the center of gravity of the aircraft. See Exhibit 21 for an acceptable example.

(17) When the contract equipped weight of the aircraft, as noted by registration number in Section B, Schedule of Items, changes, the Contractor shall notify the CO of the change and submit a revised weight and balance as required by the Contract.

(b) Turbine Engine Power Assurance Checks

(1) A power assurance check shall be accomplished on the first day of operation, and thereafter within each 10-hour interval of contracted flight operation unless prohibited by environmental conditions (i.e. weather, smoke). The power assurance check shall be accomplished by the contractor in accordance with the Rotorcraft Flight Manual or approved company performance monitoring program. A current record of the power assurance checks will be maintained with the aircraft under this Contract and any renewal periods.

(2) Helicopters with power output below the minimum published performance charts shall be removed from service. The below-minimum power condition shall be corrected before return to service and contract availability.

(c) Maintenance Flights

A functional maintenance flight shall be performed following overhaul, repair, and/or replacement of any engine, power train, rotor system or flight control equipment, and following any adjustment of the flight control systems before the helicopter is returned to service. The flight will be performed at the Contractor’s expense. Results of the maintenance flights shall be reported to and approved by the FS or DOI Aviation Maintenance Inspector before the helicopter is returned to Contract availability.

C-6                            AIRCRAFT AND EQUIPMENT SECURITY

(a) The security of Contractor provided helicopter and equipment is the responsibility of the Contractor.

(b) Helicopter shall be electrically and/or mechanically disabled by two independent security systems whenever the helicopter is unattended. Deactivating security systems shall be incorporated into preflight checklists to prevent accidental damage to the helicopter or interfere with safety of flight.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(c) Examples of unacceptable disabling systems are:

(1) Locked door/windows; and/or

(2) Fenced parking areas.

C-7                            AVIONICS REQUIREMENTS

Required avionics systems and contractor offered avionics/communications equipment shall meet the performance specifications as specified in FS/AMD A-24 at: www.nifc.gov/NIICD/documents.html

C-8                            CONTRACTOR FURNISHED AVIONICS SYSTEMS

(a) Communications Systems

(1) Emergency Locator Transmitter

An automatic-portable/automatic-fixed or automatic-fixed Emergency Locator Transmitter (ELT) utilizing an external antenna and meeting the same requirements as those detailed for airplanes in 14 CFR 91.207 (excluding 14 CFR 91.207(f)), shall be installed per the manufacturer’s installation manual, in a conspicuous or marked location. ELTs certified under TSO-C91 are not acceptable.

Note: ELTs operating on 121.5 MHz and/or 406 MHz or both frequencies are acceptable.

(2) VHF-AM Transceiver

A panel mounted TSO’d VHF-AM aeronautical transceiver (COM), operating in the frequency band of 118.000 to 136.975 MHz, with a minimum of 760-channels in no greater than 25 kHz increments; and a minimum of 5-watts carrier output power.

(3) P-25 Digital VHF-FM Transceiver

(i) A P25 Digital aeronautical VHF-FM radio transceiver (FM). The transceiver shall operate from 150 to 174 MHz, permit the operator to program any usable frequency within that band while in flight, provide operator selection of both wide-band (25 kHz bandwidth/5 kHz modulation) and narrow-band (12.5 kHz bandwidth/2.5 kHz modulation) in addition to P25 Digital operation by channel for MAIN and GUARD operation. Transceivers shall be set to operate in the analog narrowband mode (typically indicated with a lower case “n”) unless local conditions dictate otherwise.

(ii) Carrier output power shall be 6-10-watts nominal. The transceiver shall be capable of displaying receiver and transmitter operating frequency. Transceivers shall provide both receiver and transmitter activation indicators for MAIN and GUARD. Simultaneous monitoring of both MAIN and GUARD (168.6250 MHz) is required. Scanning of GUARD is not acceptable. GUARD communications may only be used for: emergencies; initial call; recall; and redirection.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(iii) A CTCSS sub-audible tone encoder with a minimum of 32 standards selectable tones, meeting the current TIA/EIA-603A standard, shall interface with the above transceiver. The encoder shall encode a 110.9 Hz tone on all GUARD transmissions.

(iv) The transceiver’s operational controls shall be mounted in a location that is convenient to both PIC and SIC/observer.

(v) Aircraft having two or more aeronautical VHF-FM radio transceivers need only have a GUARD receiver in one transceiver.

(vi) The following multimode (P25) digital aeronautical VHF-FM transceivers are known to be acceptable.

Technisonic Industries	TDFM-136 TDFM-136A
Northern Airborne Technology	NPX136D-070

(vii)  Multimode (P25) digital aeronautical VHF-FM transceivers must meet FS/AMD A-19. Visit the following website for a copy of FS/AMD A-19 and a current list of acceptable radios: www.nifc.gov/NIICD/documents.html

(viii) All P25 digital radios will operate with current software as listed on www.nifc.gov/NIICD/hotsheet/hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Technisonic releases a new software version for their TDFM-136 radio on August 1st. The above website lists this new software version on September 15th. Therefore, all TDFM-136 radios must operate with this new software by January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

(4) Provisions for an Auxiliary VHF-FM (AUX-FM) Portable Radio

(i) The Contractor shall provide the necessary interface for installing and properly operating an auxiliary VHF-FM portable radio through the aircraft’s audio control system(s) (AUX-FM). The interface shall consist of the appropriate wiring from the audio control system; terminate in an MS3112E12-10S type connector and utilizing the contact assignments as specified by drawing FS/AMD-17 (See www.nifc.gov/NIICD/documents.html).

(ii) A weatherproof, external, broadband antenna (Comant type CI-177 or equal) covering the 150-174 MHz band, with associated RG-58A/U (or equivalent) coaxial cable and connector, terminated in a bulkhead-mounted, female BNC connector adjacent to the above 10-pin connector.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(iii) Mounting facilities, in accordance with the specifications of FAA AC 43.13-2A, for secure installation of the auxiliary VHF-FM portable radio in the cockpit shall be provided (Field Support Services (http://www.helifire.com) AUX-EPH-RB or equivalent). The location of the mounting facilities shall be such that, when connected with an 18-inch adapter cable, allows the SIC/observer full and unrestricted movement of the radio’s controls.

(iv) Positive-polarity microphone excitation voltage shall be provided to the AUX-FM system from the aircraft DC power system through a suitable resistor network. A blocking capacitor shall be provided to prevent the portable radio microphone excitation voltage from entering the system. Sidetone for the AUX-FM shall also be provided (NAT AA34, Heritage PA-34, or equivalent).

(v) In lieu of the above AUX-FM requirements, the Contractor may substitute one P25 Digital VHF-FM Transceiver which meets the same requirements as the above P25 Digital VHF-FM Transceiver section unless that transceiver is required. For example: A second P25 Digital VHF-FM Transceiver (FM-2) may be substituted for the AUX-FM when only one P25 Digital VHF-FM Transceiver (FM-1) is required. A third P25 Digital VHF-FM Transceiver (FM-3) may be substituted for the AUX-FM when only two P25 Digital VHF-FM Transceivers (FM-1 & FM-2) are required.

Note: Provisions for an Auxiliary VHF-FM (AUX-FM) Portable Radio is not required on a K-MAX.

(5) Automated Flight Following

(i) An Automated Flight Following (AFF) system compatible with the government’s AFF tracking network (Webtracker). Not all available AFF systems are compatible with Webtracker nor meet Webtracker’s requirements. The contractor shall ensure that the AFF system offered is compatible with Webtracker. To view Webtracker’s current compatibility requirements and a list of previously successful AFF equipment manufacturers, refer to https://www.aff.gov.

(ii) The AFF system shall be powered by the aircraft’s electrical system, installed per the manufacturer’s installation manual, and operational in all phases of flight. AFF equipment shall utilize as a minimum: Satellite communications, an externally or internally mounted antenna, provide data to the Government’s Webtracker software, use aircraft power via a dedicated circuit breaker for power protection, and be mounted so as to not endanger any occupant from AFF equipment during periods of turbulence. Antennas should be placed where they have the best view of the overhead sky as possible. Externally mounted antennas are recommended to improve system performance. Any AFF manufacturer required pilot display(s) or control(s) shall be visible/selectable by the pilot(s). Remote equipment having visual indicators should be mounted in such a manner as to allow visual indicators to be easily visible.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(iii) AFF communications shall be fully operational in the lower 48 states. Contractors accepting dispatches to the State of Alaska, Southern Canada, or Western Canada must have an AFF system capable of being tracked in these locations at all times. Not all manufacturers’ AFF equipment communication links will operate effectively in all geographic areas.

(iv) The contractor shall maintain a subscription service through the AFF equipment provider allowing AFF position reporting for satellite tracking via Webtracker. The position-reporting interval shall be every two minutes while the aircraft is in flight. The contractor shall register their AFF equipment with the Fire Applications Support Desk (FASD) providing: Complete tail number; manufacturer and serial number of the AFF transceiver; aircraft make and model; and Contractor contact information. If the contractor relocates previously registered AFF equipment into another aircraft, then the contractor shall contact the FASD making the appropriate changes prior to aircraft use. In all cases, the contractor shall ensure that the correct aircraft information is indicated within Webtracker. The contractor shall contact the FASD of system changes, scheduled maintenance, and planned service outages.

(v) Registration contact information, a web accessible feedback form, and additional information is available at: https://www.aff.gov. The FASD can be reached at (800) 253-5559 or (208) 387-5290.(vi) Prior to the aircraft’s annual contract inspection, the contractor shall ensure compliance with all AFF systems requirements. The contractor shall additionally perform an operational check of the system. As a minimum, the operational check shall consist of confirming the aircraft being tested is displayed in Webtracker (indicating it is currently transmitting data to Webtracker) and that all information displayed in Webtracker is current. A username and password are required to access Webtracker. Log on to the AFF website at https://www.aff.gov to request a username and password, or contact the FASD.

(vi) If AFF becomes inoperable/unreliable the helicopter may, at the discretion of the Government, remain available for service utilizing radio/voice system for flight following. The contractor will return the AFF system to full operational capability within 72 hours after the inoperative/unreliable unit is first discovered as defective.

(vii) This clause incorporates Specification Section Supplement available at: https://www.aff.gov/contractspecs with the same force and affect as if they were presented as full text herein.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(b) Navigation Systems

(1) Global Positioning System (GPS).

(i) A TSO’d GPS shall be permanently installed in the aircraft; located where both the pilot and the co-pilot/observer can clearly view the display; utilize WGS-84 datum; reference latitude and longitude coordinates in the DM (degrees/minutes/decimal minutes) mode; utilize an approved, fixed, external aircraft antenna; and be powered by the aircraft electrical system. The GPS unit must have the ability for manual entry of waypoints in flight. The GPS shall have a database, updated annually, covering the continental United States. Contractors accepting dispatches to Alaska shall also include an Alaska database in the GPS.

(ii) Aviation portable GPS units (Garrnin GPSMAP 296/396/496 or equivalent) are acceptable provided they use remote antennas, are securely mounted, powered by the aircraft electrical system, present information from an overhead orientation (not a drive along the road type), approved installation and meet all previously stated GPS requirements for TSO’d GPS units.

(c) Transponder/Altitude Encoders

An ATC transponder and altitude reporting system(s) meeting the requirements of 14 CFR 91.215 (a) and (b), 14 CFR 91.413 and be tested and inspected every 24-calendar months as specified by 14 CFR Part 43, appendix F.

(d) Static Pressure, Altimeter, and Automatic Pressure Altitude Reporting Systems

A static pressure, altimeter, and automatic altitude reporting system(s) shall be maintained in accordance with the IFR requirements of 14 CFR 91, and inspected and tested every 24-calendar months as specified by 14 CFR Part 43, appendix E and 14 CFR 91.411.

(e) Audio Control Systems

General

(1) All Audio Control Systems. Any Audio Control System shall provide the required operator(s) with separate controls for selection of all required receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Receiver and transmitter controls shall either be labeled as COM-1, COM-2, FM-1, FM-2, AUX, PA, etc (as appropriate) or COM-1, COM-2, COM-3, etc with the appropriate transceiver properly labeled as COM-1, COM-2, COM-3, etc. Each system shall also provide for separate controls for adjustment of both Intercommunication System (ICS) and receiver audio output levels.

(2) Standard Category Medium and Light Helicopters. Two audio control systems (which may be combined in a single unit) shall be installed providing the PIC and observer/SIC separate systems (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html).

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) Standard Category Heavy Helicopters. In addition to the above PIC and observer/SIC audio control systems, a third audio control system shall be installed in the cabin for utilization by the helicopter manager. The helicopter manager’s audio control system shall be installed in a location that provides clear and unobstructed access by the helicopter manager while in the seated position (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html) but shall not be an impact hazard to personnel. (Not applicable to non passenger hauling helicopters.)

Note: On aircraft designed for a single occupant (i.e. K-MAX), only one audio control system is required and references to observer/SIC, helicopter manager, and passenger requirements are not applicable.

Note: References to passenger requirements on S-64 helicopters are not applicable.

(4) Restricted Category. An audio control system shall be provided for the PIC and check/SIC.

(5) For all standard helicopter types (passenger), the aft passenger cabin shall have the capability for radio transmit push-to-talk (PTT) from the two passenger exit door positions and have ICS and radio receive from all positions. Aft passenger radio PTT shall utilize the observer/SIC audio control system unless an additional audio control system is installed.

Note:                  Positions with ICS/TX/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Radio transmit PTT — momentary push button

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug
Drop cords shall be a static 3 foot length coil cord (minimum)

The coiled cord plug shall be a 6 pin MS3116P type connector

The ICS/TX/RX socket shall be a 6 pin MS3112E10-6S receptacle

Note:                  Positions with ICS/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug
Drop cords shall be a static 3 foot length coil cord (minimum)

The coiled cord plug shall be a 6 pin MS3116P type connector

The ICS/RX socket shall be a 6 pin MS3112E10-6S receptacle.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(f) Transmitter Selection and Operation

(1) Standard Category Medium and Light Helicopters. Separate transmitter selection controls shall be provided to the microphone/PTT inputs of both the PIC and observer/SIC. The system shall be configured so that the PIC and observer/SIC may each simultaneously select and utilize a different transmitter (or Public Address (PA) System when installed) via their respective audio control and microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control system.

(2) Standard Category Heavy Helicopters. Separate transmitter selection controls shall be provided to the microphone/PTT inputs of the PIC, observer/SIC, and helicopter manager. The system shall be configured so that the PIC, observer/S1C, and helicopter manager may each simultaneously select and utilize a different transmitter (and Public Address (PA) System when required in Section B-12) via their respective audio control and microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on other audio control systems.

(3) Restricted Category A transmitter selection control shall be provided for the microphone/PTT inputs of the PIC and Check Pilot/S1C. The System shall be configured so that the PIC/SIC may select and utilize a transmitter via their microphone /PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected. Transmitter sidetone audio shall be provided for the operator as well as for cross monitoring.

(g) Receiver Selection and Operation

(1) Standard Category Medium and Light Helicopters. Separate controls shall be provided for both PIC and observer/SIC to select audio from one or any combination of required receivers. The aft exit passenger positions (two positions minimum) (see applicable figure at the following website: www.nifc.gov/NIICD/documents.html) shall monitor the receiver(s) as selected by the observer/SIC unless the aft exit passenger positions have an independent audio control system(s). Aft exit audio control system(s) (if installed) shall provide selected receiver audio to appropriate required aft passenger positions (two positions minimum).

(2) Standard Category Heavy Helicopters. Separate controls shall be provided for the PIC, observer/SIC, and helicopter manager to select audio from one or any combination of required receivers. The helicopter manager’s audio control system does not have to monitor Nav receiver outputs. All passengers shall be capable of monitoring all transceiver audio. Passenger positions shall monitor transceiver audio as selected by the helicopter manager’s audio control system. When additional audio control systems are installed, passengers shall monitor transceiver audio from the most logical audio control system available (see applicable Figure at the following website; www.nifc.gov/NIICD/documents.html).

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) Restricted Category Separate controls shall be provided for selection of audio from one or any combination of required receivers.

(h) Radios and Systems

As a minimum, the audio control system(s) shall provide for selection of all required radios and PA systems.

(i) Earphones and Microphones

(1) Standard Category (All types). The audio system shall be designed for operation with 600-ohm earphones and carbon-equivalent, noise-canceling boom-type microphones (Gentex electret type Model 5060-2, military dynamic type M-87/AIC with CE-100 TR preamplifier, or equivalent). Only the PIC’s position maybe configured for low impedance (dynamic) operation.

All earphone/microphone jacks in the aircraft shall be U-92A/U type, which will accept the U-174/U type plug. All U-92A/U cords shall be of an adequate length to provide the user free and unrestricted movement according to mission requirements.

(2) Restricted Category. As required.

j) Push-to-Talk (PTT) Systems

Note: All references to helicopter manager and passenger position requirements are not applicable in non passenger hauling helicopters.

(1) Standard Category Medium and Light Helicopters. Separate Push-to-Talk (PTT) switches shall be provided for radio transmitter and ICS microphone operation at the PIC and observer/SIC positions. The PIC’s PTT switches shall be mounted on the cyclic control. The observer/SIC’s PTT switches shall be mounted on the cord to an earphone/microphone connector (Alpine Aerotech AAL280-011-001 or equivalent). In lieu of the observer/SIC’s cord mounted PTT switches, a foot switch operated PTT system may be utilized operating in conjunction with an ICS PTT/Radio Transceiver PTT switch. In aircraft requiring two pilots the observer/SIC’s PTT system may be on the cyclic control. The aft exit passenger positions (two positions minimum) shall be equipped with an ICS PTT switch mounted on a cord to the earphone/microphone connector (Alpine Aerotech AAL280-011-004 or equivalent).

(2) Standard Category Heavy Helicopters. Separate PTT switches shall be provided for radio transmitter and ICS microphone operation at the PIC, observer/SIC, helicopter manager, and two passenger positions (minimum) (nearest exit doors). All other passenger positions shall be provided with an ICS PTT switch. The PIC’s PTT switches shall be mounted on the cyclic control. The observer/SIC and the two passenger positions (minimum), capable of radio transmitter and ICS operation, shall be equipped with PTT switches mounted on the cord to an earphone/microphone connector (Alpine Aerotech AAL280-011-001 or equivalent). In lieu of the observer/SIC’s cord mounted PTT switches, a foot switch operated PTT system may be utilized operating in conjunction with an ICS PTT/Radio Transceiver PTT switch.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

The helicopter manager’s PTT switches shall be mounted on a cord to an earphone/microphone connector which shall be of sufficient length so the manager can easily reach all cabin doors without unclipping the cord from their flight suit. The helicopter manager’s cord shall be mounted in the helicopter above and behind their seat. In aircraft requiring two pilots the observer/SIC’s PTT system may be on the cyclic control. All other passenger positions shall be equipped with an ICS PTT switch mounted on a cord to the earphone/microphone connector (Alpine Aerotech AAL280-011-004 or equivalent).

(3) Restricted Category. Separate PTT switches shall be provided for radio transmission and ICS microphone operation on the cyclic controls at the PIC and Check pilot/SIC positions.

(k) Intercommunications Systems (ICS)

Note: All references to helicopter manager and passenger position requirements are not applicable in non passenger hauling helicopters.

(1) Standard Category Medium and Light Helicopters. An ICS system shall be provided for the PIC, observer/SIC, and the aft exit passenger positions (two positions minimum) (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the PIC and observer/SIC. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

(2) Standard Category Heavy. An ICS system shall be provided for all positions in the aircraft. ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html). Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the PIC, observer/SIC, and helicopter manager. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

(3) Restricted Category. An ICS system shall be provided for the PIC and check-pilot/SIC. ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position. A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the PIC and check-pilot/SIC. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-9                            AVIONICS INSTALLATION AND MAINTENANCE STANDARDS

(a) All avionics systems used in or on the aircraft for this contract and their installation and maintenance shall comply with all manufacturers’ specifications and applicable 14 CFR requirements.

(b) Strict adherence to the recommendations in FAA AC 43.13-1B Chapter 11, “Aircraft Electrical Systems”, and Chapter 12, “Aircraft Avionics Systems”, as well as AC 43.13-2A Chapter 1, “Structural Data”, Chapter 2, “Radio Installation”, and Chapter 3, “Antenna Installation”, are required.

(c) All avionics systems requiring an antenna shall be installed with a properly matched aircraft-certified, broadband antenna unless otherwise specified.

(d) Antennas shall be polarized as required by the avionics system and have a Voltage Standing Wave Ratio (VSWR) less than 2.5 to 1.

(e) Labeling and marking of all avionics controls and equipment shall be clear, understandable, legible, and permanent. Electronic label maker marking is acceptable.

(f) Avionics equipment mounting location and installation shall not interfere with passenger safety, space, and comfort. Avionics equipment will not be mounted under seats designed for energy attenuation. In all instances, the designated areas for collapse shall be protected.

C-10                     OPERATIONS

(a) General

(1) Regardless of any status as a public helicopter operation, the Contractor shall operate in accordance with their approved 14 CFR 135 Operations Specification and all portions of 14 CFR 91 (including those portions applicable to civil aircraft) and each certification required under this Contract unless otherwise authorized by the CO. Forest Service acknowledges certain special use mission do not fall within the purview of 14 CFR Parts 135 and 91. Special use missions include but are not limited to rappel short haul aerial ignition and rope assisted deployment operations.

(2) A Government representative may inspect the pilot’s Interagency Helicopter Pilot Qualification Card for currency before any flight. The Government has mission control and can delay, terminate, or cancel a flight at any time.

(3) The government recognizes the ever-increasing difficulty operators are encountering in hiring mission-qualified pilots. In response to this situation the government has developed provision’s for contractors to conduct “On Contract” pilot operational training. This program has been designed with the intent of providing operational training opportunities to contractors seeking to upgrade pilots into new aircraft, and to provide operational training for pilots with little or no previous natural resource/wildland fire experience. This program contains significant conditions and restrictions. Adherence to these guidelines is critical for success of the program. See Exhibit 19.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(4) Performance enhancing data (Power Assurance Checks, wind charts, etc) shall not be used. Only FAA approved charts based on minimum specification engine performance shall be used.

(5) Use (Exhibit 13, Interagency Helicopter Load Calculation and Exhibit 12, Hourly Flight Rates, Fuel consumption, and Weight Reduction Chart) per aircraft type and the appropriate Hover Ceiling Charts (HOGE and HIGE) from the approved Rotorcraft Flight Manual.

(b) Pilot Authority and Responsibilities

(1) The Pilot-In-Command (PIC) has final authority and responsibility for the operation and safety of the flight. The pilot shall comply with the directions of the Government, except when in the pilot’s judgment compliance will be a violation of applicable Federal Aviation Regulations, state regulations or contract provisions.

(2) The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations. Pilots shall be responsible for the proper loading and securing of all cargo including installation and removal of snorkel. Load calculations (Exhibit 13, Form 5700-17/OAS-67) shall be computed and completed by the pilot using appropriate flight manual hover performance charts.

(3) Smoking is prohibited within 50-feet of fuel servicing vehicle, fueling equipment, or aircraft.

(4) After engine(s) shutdown, the pilot may exit the aircraft while the rotor(s) are turning if the Rotorcraft Flight Manual (RFM) allows and the pilot remains within the arc of the rotor(s). The pilot shall coordinate this action with the Helicopter Manager. If not allowed by the RFM, aircraft must be shutdown and rotors stopped for pilot to exit aircraft or change seats.

(5) Pilot(s) will use an approved cockpit checklist for all flight operations. Rotorcraft Flight Manual Checklist.

(6) Toe-in, single-skid, step-out landings are prohibited.

(7) Equipment such as radios, survival gear, fire tools, etc., shall be located in or on the aircraft in such a manner as to potentially not cause damage or obstruct the operation of equipment or personnel. All cargo shall be properly secured.

(8) The pilot shall not permit any passenger in the helicopter or any cargo to be loaded therein unless authorized by the CO.

(9) Passenger Briefing - Before each takeoff, the PIC shall ensure that all passengers have been briefed in accordance with the briefing items contained in 14 CFR 135. Briefing shall include the following; Personal Protective Equipment (PPE), Shut-Off Procedures for Battery and Fuel, and Aircraft Hazards.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(10) Flight Plans - Pilots shall file and operate on a FAA, ICAO, or agency flight plan. Contractor flight plans are not acceptable. Flight plans shall be filed prior to takeoff when possible.

(11) Flight Following - Pilots are responsible for flight following with the FAA, ICAO, or in accordance with FS or DOI-Bureau approved flight following procedures, which includes Automated Flight Following (AFF) and radio check-ins.

(12) Manifesting - Prior to any takeoff, the PIC shall provide the appropriate FS or DOI dispatch office/coordination center or helibase with current passenger and cargo information.

(13) Fuel Reserve - To provide adequate fuel reserve all operations shall comply with 14 CFR 91 for VFR (20-minutes reserve).

(c) IFR/Night Flight - Not authorized

(d) Flights with Cowling(s), Fairings, and Panels or Doors Open/Removed

The Contractor is responsible for removal, reinstallation and security of the doors. All loose items must be secured prior to flight with doors open/removed (Velcro is not considered a secure attachment). Flights with cowlings, fairings, and panels removed are not permitted. The helicopter external registration number shall be clearly visible at all times.

(e) Bucket Operations

The following procedure shall be used for all bucket operations:

(1) Determine allowable payload using the Interagency Helicopter Load Calculation, appropriate HOGE helicopter performance charts, and current local temperature and pressure altitude. Partial dips for performance planning purposes are not authorized.

(2) At the beginning of the fuel cycle, bucket capacity shall be adjusted so that the bucket, when filled to the adjusted capacity, does not exceed the allowable payload.

(3) Helicopters equipped with electronic hook load measuring systems that provide cockpit readout of the actual external load and a bucket that is equipped with a gating system that allows part of the load to be released while retaining the remainder of the load is authorized.

(4) For calculation of the allowable bucket payload use 8.3 pounds per gallon for water. When mixed fire retardant is being delivered by bucket, use the actual weight per gallon of the mixed retardant.

(5) Bucket capacity at each position or adjustment level shall be marked on the bucket. Collapsible buckets with cinch straps shall only be adjusted to marked graduations (i.e., 90%, 80%, and 70%). Intermediate graduations or capacities below the manufacturer’s minimum graduation (by tying knots, etc.) are prohibited.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(6) Buckets shall be attached directly to the belly hook unless the pilot is approved for vertical reference.

(7) Extension (Tag) lines of less than 50-feet are not permitted for bucket operations

(8) Helicopters equipped with a tail rotor and conducting external load operations (excluding class A loads) will be limited to an airspeed of 80 knots indicated or the airspeed limitation established by the rotorcraft flight manual, whichever is less. All other helicopter conducting external load operations shall comply with applicable Rotorcraft Flight Manual Limitations.

(9) When conducting external load operations, rotors will remain above the canopy or helicopter will operate within an opening no less than 1 1/2 times the main rotor diameter (e.g. an aircraft with a 48’ main rotor diameter would require a 72’ diameter opening).

(f) Tank Operations

The following procedure shall be used for all Tank operations (also see Exhibit 5):

(1) Determine allowable payload using the Interagency Helicopter Load Calculation, appropriate HOGE helicopter performance charts, and current local temperature and pressure altitude.

(2) For calculation of the allowable tank payload use 8.3 pounds per gallon for water. When mixed fire retardant is being delivered by tank, use the actual weight per gallon of the mixed retardant.

(3) Snorkel removal and installation shall be the Pilots responsibility at all times. However, Government personnel may assist with removal and installation when properly trained by the mechanic or pilot.

(g) Dual Controls

Dual controls are required and shall be made accessible to an approved agency Helicopter Inspector Pilot (HIP) for all pilot performance evaluations. During flight operations the front seat not occupied by a pilot may only be occupied by a Helicopter Manager, or briefed and authorized by PIC or HMGR. For Type III aircraft, the dual controls shall be removed except during pilot evaluation.

(h) Transportation of Hazardous Material (HazMat)

(1) Helicopters may be required to carry hazardous materials. Such transportation shall be in accordance with DOT Special Permit and the DOI or FS Aviation Transport of Hazardous Materials Handbook/Guide (NFES 1068). A copy of the current Special Permit and handbook/guide and emergency response guide shall be aboard each aircraft operating under the provisions of this Special Permit and can be found at this website: http://amd.nbc.gov/library/handbooks.htm

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(2) It is the responsibility of the Contractor to ensure that Contractor employees have received training in the handling of hazardous materials in accordance with 49 CFR 172. Documentation of this training shall be retained by the company in the employee’s records and made available to the Government as required. Training is available at this website: https://www.iat.gov/Training/modules/a110/pre-110.html

(3) The pilot shall ensure personnel are briefed of specific actions required in the event of an emergency. The pilot shall be given initial written notification of the type, quantity, and the location of hazardous materials placed aboard the aircraft before the start of any project. Thereafter, verbal notification before each flight is acceptable. For operations when the type and quantity of the materials do not change, repeated notification is not required.

C-11                     CONTRACTOR’S ENVIRONMENTAL RESPONSIBILITIES

(a) The Contractor is responsible to ensure that all maintenance, fueling, and flight activities do not cause environmental damage to property or facilities. The contractor shall ensure tanks and buckets are cleaned appropriately when requested by the government to eliminate invasive aquatic species in known contaminated water sources. Cleaning product(s) (i.e.; bleach etc.) will be provided by the government.

(b) The Contractor shall be responsible for all cleanups of fuel, oil, and retardant contamination on airport ramps, retardant sites, parking areas, landing areas, etc., when caused by Contractor aircraft or personnel when cleaning paved areas, the contractor shall utilize cleaning agent that are biodegradable and non-toxic. Contaminated soils shall be removed to appropriate containers and disposed of as hazardous waste.

(c) The Government may, at its option, assign an area to be utilized by the Contractor for storage of equipment used in support of Contract performance. Oil, solvents, parts, engines, etc. shall be stored and utilized in a manner consistent with acceptable safety, health and environmental concerns.

(d) The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC).

An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

C-12                     PERSONNEL

(a) General

(1) Pilots, fuel servicing personnel, and mechanics shall speak English fluently and communicate clearly.

(2) Only essential crewmembers are authorized on tactical flight missions. The Mechanic and Fuel Service Vehicle Driver are considered non-essential crew members and are not allowed to be onboard the helicopter during tactical flight missions.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) Operation in countries bordering the Contiguous United States may be required. Pilots crossing international borders shall possess a valid passport and pilot certificates must meet ICAO requirements.

(b) Pilot Approvals and Qualifications and Background Investigation

(1) Interagency Pilot Inspectors will verify that Contractor pilots meet the experience and qualification requirements under this contract.

(2) Each PIC shall, at the discretion of the Government, pass an agency flight evaluation conducted in accordance with the Interagency Helicopter Practical Test Standards (http://amd.nbc.gov/library/handbooks.htm) and per the contract specifications. The flight check will be in an aircraft supplied by the Contractor at no expense to the Government. The satisfactory completion of the evaluation flight will not substitute for any of the total flight hour requirements listed in this clause.

(3) Pilots shall complete appropriate portions of the Helicopter Pilot Qualifications and Approval Record (Form FS-5700-20a) prior to helicopter pilot inspector evaluation. FS 5700.20a can be found at http://www.nifc.gov/aviation/helicopters/FS 5700 20a.xls. When approved, each pilot will be issued an Interagency Helicopter Pilot Qualification Card documenting: Company, make, model and series of aircraft approved to operate and the missions each pilot is approved to perform. Pilot cards are contractor specific and are non-transferable. The Regional Helicopter Inspector Pilot, with the concurrence of the National Helicopter Standardization Pilot and the National Helicopter Program Manager, will be the final authority in determining the number of aircraft and/or vendors for which the pilot will be carded. Generally the maximum number of aircraft that a pilot can be carded for will be three (3).

(4) Upon award the successful bidder will furnish and immediately submit a completed electronic Standard Form (SF) 85P and supporting documents to HSPD-12 Program Specialist, of the U.S. Forest Service for all pilots operating under this contract. The following information will be required for each pilot to be reviewed:

a. Complete name (first, middle, last)

b. Date of birth

c. Place of birth

d. Social Security number

e. Working contact phone number.

f. Contractor email address will be provided

Applicants shall provide the required information to the HSPD-12 Program Specialist by fax to (866) 377-7004 or the HSPD-12 Program Specialist can be reached at 505-343-5545 for alternate means of delivering the required information. Once the information is received, the applicant will be sent the information needed to access the secure on-line database system so they can complete their SF-85P electronically. Two sets of fingerprints on SF Form 87 must be provided. When completing the Electronic Questionnaire, the final three signature pages along with the fingerprint charts must be FEDEX’ed to the HSPD-12 staff at HSPD-12, 3900 Masthead NE – Annex, Albuquerque, NM 87109.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

A paper version of the SF-85P will not be accepted. Applicants can obtain information about the new investigation process at http://www.usda.gov/da/pdsd/. Costs incurred for background investigations will be recovered by the government for all pilots investigated by issuance of a Bill for Collection.

Contract Pilots will be permitted to operate aircraft under the initial contract period while the initial background investigation is being conducted. Contractor Pilots must receive a favorably adjudicated Minimum Background Investigations (MBI) in order to continue operating under this contract. If a pilot fails to meet this requirement that pilot shall be removed from the contract and shall be replaced.

(c) Pilot Requirements - General

(1) Commercial or Airline Transport Pilot (ATP) Certificate with appropriate rating (Rotorcraft-Helicopter) and a valid Class I or Class II FAA Medical Certificate.

(2) Written evidence for make and model to be flown or 14 CFR 135 Airman Competency Proficiency Check (as applicable FAA Form 8410-3 or equivalent).

(3) Written evidence of an Equipment Check Endorsement for Restricted Category helicopters by the Chief Pilot (as applicable).

(4) Written evidence of qualification to transport external loads.

(5) Notwithstanding, 14 CFR 61.58(b), “Recent Flight Experience” helicopter PICs shall meet requirements of 14 CFR 61.58(a).

(6) Proof of compliance with 14 CFR Part 61.57 (a) (1) (i) and (ii)

(7) Proof of qualifications to meet 14 CFR 137

(8) At the CO’s discretion, each pilot shall pass an agency flight evaluation in make, model, and series -conducted over typical terrain.

(9) The contractor shall ensure that a pilot who is presented for initial carding meets all requirements as outlined in paragraph C-12 D Pilot Requirements-Experience after award. The contractor shall verify all pilot hours submitted on form FS-5700-20a as determined from a certified pilot log or permanent record to ensure accuracy. Additionally, for pilots seeking initial approval, the contractor shall identify previous employers and submit the information on form FS 5700-20b (form pending) found in Exhibit 18. The information submitted is subject to verification by an Interagency Pilot Inspector.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(10) Pilots may function as mechanics providing:

a.          The pilot meets all the Mechanic Qualifications of this Contract.

b.         Pilot duty limitations will apply to the pilot when functioning as a mechanic.

c.          When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

d.         A mechanic, other than the pilot, shall perform 50-hour, 100-hour, or progressive inspections.

e.          if approved by the Contractor’s Operations Specifications, and in accordance with 14 CFR 43.3(h), 43.5 and 43.7, pilots may perform preventive maintenance on the aircraft.

(d) Pilot Requirements – Experience

Pilots shall have accumulated as pilot-in-command (PIC) the minimum flight hours listed below. Flight hours shall be determined from a certified pilot log. Further verification of flight hours may be required at the discretion of the CO.

All Helicopters Minimum Experience Flying Hours

Total Time	1,500

Pilot–in-command hours:
Total Pilot-in Command (Helicopter)	1,500
Helicopter, Preceding 12 months	100	**
Weight Class	100
Make and Model	50	*
Make, Model, Series, Last 12-Months	10
Turbine Helicopter Operations	100

*Flight hour requirements may be reduced by 50% if the pilot submits evidence of satisfactory completion of the manufacture’s approved pilot ground and flight procedures training in the applicable make and model.

**The contractor may request that this pilot flight hour requirement be waived for a pilot under special circumstances, however the waiver may or may not be granted. The contractor should contact the Contracting Officer in advance of this need for additional information on this process. No other pilot qualification exceptions will be considered by the Government.

Additional Special Mission Requirements:

Contract Pilot-in-Command – (as related to the applicable Special Mission approval): Minimum Experience Flying Hours:

Mountain Flying (see 1)	200
Mountain Flying Experience – Make and Model	10
Vertical Reference (VTR) Experience	10	*
Annual VTR Recurrency Training	2	*

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

*Mandatory for Type I, II & III Exclusive Use and Type I & II CWN Pilots. Optional for CWN Type III Pilots

1              Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgeliries and confined areas.

(e) Pilot - Equipment Proficiency

Pilots shall be required to demonstrate proficiency with all mission equipment.

(f) Pilot - Vertical Reference Proficiency

(1) Pilots may be required to demonstrate this capability during an agency evaluation. (Exhibit 10, Interagency Guidelines for Vertical Reference/External Load Training Standards)

(2) Vertical reference qualified pilots shall maintain proficiency in vertical reference or external load operations. When active under Contract for a period of 30-consecutive days and no vertical reference activity occurs, the pilot will be provided a 1-hour proficiency flight at Government expense. This will include snorkel operations on tanked aircraft.

(3) The Contractor may be considered unavailable for failure to maintain vertical reference proficiency.

(g) Second in Command (SIC) Requirements (if applicable)

Second-In-Command shall meet requirements of operator’s certificate. The requirements for the second pilot shall be a commercial pilot certificate with rotorcraft category, helicopter class rating, have a minimum of 500 hours in helicopters and at a minimum a valid second class medical certificate. They are not issued a Helicopter Pilot Qualification card.

(h) Mechanic Qualifications

(1) The mechanic shall have a valid FAA mechanic certificate with airframe and power plant ratings, and shall have held the certificate or foreign equivalent with both ratings for a period of 24-months. The mechanic shall have been actively engaged in helicopter maintenance as a certificated mechanic for at least 18-months out of the last 24-months.

(2) The mechanic shall have 12-months experience as an Airframe & Power Plant (A&P) mechanic or foreign equivalent in maintaining helicopters. Three months experience shall have been in the last 2 years.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) The mechanic shall show evidence of maintaining a helicopter of the same make and model as offered within the previous 10 years and under “field” conditions for at least 1- full season. Three months experience maintaining a helicopter away from the operator’s Principle Base of Operations, and while under minimal supervision, will meet this requirement. Operator may provide an additional A&P mechanic for field experience training. The additional A&P mechanic is not required to be carded.

(4) Mechanics shall have satisfactorily completed a manufacturer’s maintenance course or an equivalent Forest Service or DOI-approved Contractor’s training program for the make and model of helicopter offered, or show evidence the mechanic has 12-months maintenance experience on a helicopter of the same make and model offered.

(5) All mechanic qualifications shall be documented on the Aircraft Mechanic (Helicopter) Qualifications Form signed by the mechanic offered. A company representative, other than the mechanic in question, shall certify by signing the Aircraft Mechanic (Helicopter) Qualifications Form that each mechanic offered under this contract has met the minimum certification, training, and experience qualifications of this section. The Aircraft Mechanic (Helicopter) Qualifications Form can be found in Exhibit 20 of the contract.

(6) When requested by the Government, each Mechanic shall furnish a valid Interagency Mechanic Qualification card for review. The card shall be issued by the designated Interagency Maintenance Inspector for the duration of the Contract, including any optional periods. Should the mechanic leave the employment of the Contractor, the mechanic shall surrender the card to the Contractor upon termination of employment.

(i) Availability of Mechanics

(1) A mechanic (other than the pilot) shall maintain the helicopter in accordance with the Contractor’s FAA approved Maintenance Program.

(2) When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

(j) Fuel Servicing Vehicle Driver Qualifications

(1) The Contractor shall furnish a fuel servicing vehicle driver (FSVD) for each day the helicopter is available. The driver shall meet all DOT requirements.

(2) Driver(s) shall be experienced in proper fueling procedures and be familiar with the safety equipment installed on the fuel servicing vehicle.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-13       CONDUCT AND REPLACEMENT OF PERSONNEL

(a) Performance of Contract services may involve work and/or residence on Federal property (i.e., National Forests and National Parks; etc.). Contractor employees shall follow the rules of conduct established by the manager of such facilities that apply to all Government or non-Government personnel working or residing on such facilities. The Contractor may be required to replace employees who are found to be in noncompliance with Government facility rules of conduct.

(b) Personnel, who perform ineffectively, refuse to cooperate in the fulfillment of the Contract objectives, are unable or unwilling to adapt to field living conditions, or whose general performance is unsatisfactory or otherwise disruptive may be required to be replaced.

(c) The CO shall notify the Contractor of specifics of the unsatisfactory conduct and/or performance by the Contractor’s personnel. The determination of unacceptability is at the sole discretion of the CO. When directed by the CO, the Contractor shall replace unacceptable personnel.

C-14                     SUSPENSION AND REVOCATION OF PERSONNEL

(a) The CO may suspend a contractor pilot, mechanic, or fuel servicing vehicle driver who fails to follow safe operating practices, does ineffective work, or exhibits conduct detrimental to the purpose for which contracted, or is under suspension or revocation by another government agency.

(b) Upon involvement in an Aircraft Accident or NTSB Reportable Incident (see 49 CFR Part 830), a pilot operating under this contract shall be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the investigation outcome.

(c) Upon involvement in an Incident-with-Potential as defined under mishaps, a pilot operating Under this contract may be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the incident investigation outcome.

(d) When a pilot/mechanic is suspended, and when requested, the interagency pilot/mechanic qualification card(s) shall be surrendered to the CO. Suspension will continue for up to 90 days or until:

(1) The investigation findings and decision indicate no further suspension is required and the interagency pilot/mechanic qualification card(s) is returned to the pilot/mechanic; or

(2) Revocation action to cancel the interagency pilot/mechanic authorization(s) is taken by the issuing agency in accordance with agency procedures.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-15       SUBSTITUTION OR REPLACEMENT OF PERSONNEL, HELICOPTER, AND EQUIPMENT

(a) After award and inspection of initial helicopter the contractor may, at the option of the Government, propose a substitute or replacement helicopter or equipment equal to or greater than contract awarded performance after receipt of contract modification by the Contracting Officer. A contract modification shall only be provided after the contractor has submitted documentation for the substitution helicopter equal to the information originally submitted for the awarded helicopter (see E-2, Part II Subpart 1). Once approval of the helicopter has been received by the contractor, contractor must contact the appropriate National or Regional Aviation Maintenance Inspector (AMI) for inspection and carding of the helicopter. Reinspection provisions will apply.

(b) Request for substitution shall be made at least 15 (fifteen) days prior to the proposed exchange, except for unforeseen conditions. Aircraft substitutions shall be limited to a maximum of two (2) per calendar year.

(c) When pilots are exchanged or replaced, training and familiarization costs, including any required flight time up to 3 (three) hours, shall be accomplished at the Contractor’s expense. The Contracting Officer will determine the necessary amount of flight time up to 3 hours. This is not intended to affect cross shifting of Pilots that are familiar with the operating area or to affect approved relief pilots.

C-16       FLIGHT HOUR AND DUTY LIMITATIONS

(a) All flight time, regardless of how or where performed, except personal pleasure flying, will be reported by each flight crewmember and used to administer flight hour and duty time limitations. Flight time to and from the Host Base as a flight crewmember (commuting) will be reported and counted toward limitations if it is flown on a duty day. Flight time includes, but is not limited to: military flight time; charter; flight instruction; 14 CFR 61.56 flight review; flight examinations by FAA designees; any flight time for which a flight crewmember is compensated; or any other flight time of a commercial nature whether compensated or not.

(b) Various work schedules are acceptable as per Section B. The compliment of contract personnel shall be on the same work schedule however days off may be staggered. (Examples of work schedules are 12 on and 2 off, 12 on and 12 off)

(c) For each day, duty time will be computed based on the time zone in which the duty day starts.

(d) Pilots/Relief Pilots

(1) Pilot flight hour computations shall begin at liftoff and end at touchdown and will be computed from the flight hour meter installed in the aircraft. All flight hours shall fall within duty hour limitations.

(2) Flight time shall not exceed a total of 8-hours per day. See #7 below for exceptions.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(3) Pilots accumulating 36 or more flight hours in any 6-consecutive duty-days shall be off duty the next day. Flight time shall not exceed a total of 42-hours in any 6-consecutive days. For the purpose of this clause, after any 1-full off-duty day, pilots begin a new 6-consecutive day duty-period, provided during any 14-consecutive day period, each pilot shall have two full days off-duty. Days off need not be consecutive.

(4) Assigned duty of any kind shall not exceed 14-hours in any 24-hour period. Within any 24-hour period, pilots shall have a minimum of 10-consecutive hours off duty immediately prior to the beginning of any duty-day. Local travel up to a maximum of 30-minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day.

Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

(5) Duty includes flight time, ground duty of any kind, and standby or alert status at any location.

(6) During times of prolonged heavy fire activity, the Government may issue a notice reducing the pilot duty-day/flight time and/or increasing off-duty days on a geographical or agency-wide basis.

(7) Flights point-to-point (airport to airport, heliport to heliport, etc.) with a pilot and co-pilot shall be limited to 10-flight hours per day. (A helicopter that departs “Airport A,” flies reconnaissance on a fire, and then flies to “Airport B,” is not point-to-point).

(8) Pilots may be relieved from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(9) When pilots act as a mechanic, mechanic duties in excess of 2-hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

(10) Relief, additional, or substitute pilots reporting for duty under this Contract shall furnish a record of all duty and all flight hours during the previous 14-days to the helicopter manager upon arrival.

(e) Mechanics

(1) Within any 24-hour period, personnel shall have a minimum of 8 consecutive hours off duty immediately prior to the beginning of any duty day. Local travel up to a maximum of 30 minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day. Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

(2) Mechanics will have a minimum of 2 full calendar days off duty during any 14 day period. Days need not be consecutive.

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(3) Duty includes standby, work, or alert status at any location.

(4) Mechanics may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(5) The mechanic shall be responsible to keep the Government apprised of their ground duty limitation status.

(6) When the mechanic serves as the fuel servicing vehicle driver, the more stringent of the duty limitations apply.

(f) Fuel Servicing Vehicle Drivers

(1) It is the Contractors’ responsibility to ensure that employees comply with DOT Safety Regulation 49 CFR Part 390-399, including duty limitations.

(2) Fuel servicing vehicle drivers may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(3) The fuel servicing vehicle driver will be responsible to keep the Government apprised of their ground duty limitation status.

(4) Notwithstanding DOT Safety Regulation 49 CFR Part 390-399, the fuel servicing vehicle driver shall have a minimum of two (2) full calendar days off duty during any 14-day period. Off duty days need not be consecutive.

C-17       ACCIDENT PREVENTION AND SAFETY

(a) The Contractor shall furnish a copy of all reports required to be submitted to the Federal Aviation Administration (FAA) by the Federal Aviation Regulations that relate to Pilot and maintenance personnel performance, aircraft airworthiness or operations. Examples of these reports are paragraphs 14 CFR part 135.415 Mechanical Reliability Reports and Part 135.417 Mechanical Interruption Summary Reports required of the FAR, 49 CFR Part 830, and FAA Form 8010-4, Malfunction or Defect Report.

(b) Following the occurrence of a mishap, the Contracting Officer will evaluate whether noncompliance or violation of provisions of the contract, the Federal Aviation Regulations applicable to the Contractor’s operations, company policy, procedures, practices, programs, and/or negligence on the part of the company officers or employees may have caused or contributed to the mishap. The occurrence of the mishap may constitute default in the performance of the contract. A finding of default under the above cited conditions shall entitle the Government to exercise the right to terminate the contract for cause as provided in the “Contract Terms and Conditions” as stated herein.

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(c) The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. (See Clause E7 Synopsis of Safety Program) When, in the sole judgment of the Contracting Officer, the safety programs do not adequately promote the safety of operations, the Government may terminate the contract for cause (Acquisition Regulation Clause 52.212-4) as provided in the “Contract Terms and Conditions”. Examples of such programs are but not limited to: 1) Personnel Activities, 2) Maintenance, 3) Safety and 4) Compliance with Regulations.

(d) The Contractor shall fully cooperate with the Contracting Officer in the fulfillment of this clause. The Contracting Officer may suspend performance of this contract work, during the evaluation period used to determine cause as stated above.

C-18       MISHAPS

(a) Reporting

The Contractor shall, by the most expeditious means available, notify the National Transportation Safety Board (NTSB) and the FS or DOI when an “Aircraft Accident” or NTSB reportable

“Incident” occurs within any company operations, whether under the Contract or not. Also, the FS or DOI shall immediately be notified when an “Incident-with-Potential” occurs.

(b) Forms Submission

(1) Following an “Aircraft Accident” or when requested by the NTSB following the notification of a reportable “incident,” the Contractor shall provide the FS or DOI with the information necessary to complete a NTSB Form 6120.1/2.

(2) The NTSB Form 6120.1/2 does not replace the Contractor’s responsibility, within 5-days of an event, to submit to the FS or DOI a “SAFECOM” to report any condition, observance, act, maintenance problem, or circumstance that has potential to cause an aviation-related mishap.

(3) Blank SAFECOMS and assistance in submitting SAFECOMS can be obtained from the FS or DOI. SAFECOMS may be submitted electronically at www.safecom.gov.

(c) Wreckage Preservation

(1) The Contractor shall not permit removal or alteration of the aircraft, aircraft equipment, or records following an “Aircraft Accident”, “Incident”, or “Incident-with Potential” which results in any damage to the aircraft or injury to personnel until authorized to do so by the CO. Exceptions are when threat-to-life or property exists; the aircraft is blocking an airport runway, etc. The CO shall be immediately notified when such actions take place.

(2) The NTSB’s release of the wreckage does not constitute a release by the CO, who shall maintain control of the wreckage and related equipment until all investigations are complete.

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(d) Investigation

The Contractor shall maintain an accurate record of all aircraft accidents, incidents, aviation hazards and injuries to Contractor or Government personnel arising in the course of performance under this Contract. Further, the Contractor fully agrees to cooperate with the FS or DOI during an investigation and make available personnel, personnel records, aircraft records, and any equipment, damaged or undamaged, deemed necessary by the FS or DOI. Following a mishap, the Contractor shall ensure that personnel (pilot, mechanics, etc) associated with the aircraft shall be readily available to the mishap investigation team.

(e) Related Costs

The NTSB, FS or DOI shall determine their individual agency investigation cost responsibility. The Contractor will be fully responsible for any cost associated with the reassembly, approval for return-to-Contract availability, and return transportation of any items disassembled by the FS or DOI.

(f) Search, Rescue, and Salvage

The cost of search, rescue and salvage operations made necessary due to causes other than negligent acts of a Government employee shall be the responsibility of the Contractor.

C-19       PERSONAL PROTECTIVE EQUIPMENT

(a) General Operations

The following personal protective equipment shall be furnished by the Contractor, be operable and maintained in serviceable condition as per appropriate manufacturer’s specifications.

(b) Helmets

(1) Contractor personnel shall wear a flight helmet consisting of a one-piece hard shell made of polycarbonate, Kevlar, carbon fiber, or fiberglass that must cover the top, sides (including the temple area and to below the ears), and the rear of the head. The helmet shall be equipped with a chinstrap and shall be appropriately adjusted for proper fit. The helmet shall be worn with the chinstrap fastened.

(2) Flight helmets currently approved for helicopters are the: SPH-5, HGU-84P, SPH-4B, the HGU-56P manufactured by Gentex, the Alpha 200, Alpha 400 and Alpha Eagle (900) manufactured by Interactive Safety Products and the MSA Gallet LH050 (single inner visor), LH150 (single outer visor) and the LH250 (dual visor-one inner and one outer).

(3) Helmets designed for use in fixed wing aircraft do not provide adequate protection for helicopter occupants and are not approved for helicopter use.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(c) Clothing

(1) Contractor personnel while flying shall wear long-sleeved shirt and trousers (or long-sleeved flight suit) made of fire-resistant polyamide or aramid material, leather boots and leather, polyamide, or aramid gloves. A shirt with long-sleeves overlapping gloves, and long-pants overlapping boots by at least 2-inches, shall be worn by the pilot(s). Personnel shall not wear clothing made of non fire-resistant synthetic material under the fire-resistant clothing described herein.

(2) Nomex® or other material proven to meet or exceed specifications contained in MIL-C-83429A may be worn. Currently, the following “other” materials meet this specification:

(i) FRT Cotton Denim Cloth, MIL-C-24915

(ii) FRT Cotton Chambray Cloth, MIL-C-24916

(3) Clothing not containing labels identifying the material either by Brand Name or MIL-Spec will not be acceptable.

(d) Ground Operations

(1) While within the safety circle of a helicopter with engine(s) running and/or rotor(s) turning, all Contractor personnel shall wear the following PPE:

(i) Shirt with long-sleeves overlapping gloves, long-pants, hardhat/flight helmet with Chinstrap, boots, hearing and eye protection.

(ii) Maintenance personnel (mechanics only) working on engine(s) running and/or rotor(s) turning on aircraft are exempt from gloves, eye protection (eye protection may be worn at the option of maintenance personnel or company policy), long sleeves, and hardhat requirements.

(2) During all fueling operations, fuel-servicing personnel shall wear a long-sleeved shirt, long trousers, boots, and gloves. The shirt and pants must be made of 100% cotton or other natural fiber, or be labeled as non-static.

(e) Personal Flotation Devices

(1) A personal flotation device (PFD) required by 14 CFR 91 shall be worn by each individual on board the helicopter when conducting operations beyond power-off gliding distance to shore, and during all hovering flight operations conducted over water sources such as ponds, streams, lakes, and coastal waters.

(2) Automatic inflation (water activated) personal flotation devices shall not be allowed.

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C-20       INSPECTION AND ACCEPTANCE

In accordance with Federal Acquisition Regulation Clause 52.212-4 (a), the following is added:

Note: Official Government logos such as the USFS shield and or reference to “Official U.S. Government Fire Fighting Vehicle” will not be permitted on contractor equipment.

Pre-Use Inspection of Equipment and Personnel

(a) After award of the contract and any renewal thereof, an inspection of the contractor’s equipment and personnel will be made. Inspections may be scheduled,by mutual agreement between the Contracting Officer and the Contractor. The inspection will take place at the host base or other location as approved by the Contracting Officer.

(b) The helicopter, pilot, relief pilot, mechanic, fuel vehicle driver, and fuel servicing vehicle will be made available for inspection as scheduled by the CO.

(c) At the scheduled inspection, the contractor shall provide a complete listing of all FAA ADs and Manufacturer’s Mandatory Service Bulletins (MSBs) applicable to the make, model, and series of aircraft being offered. Documentation of compliance to each AD and MSB will include date and method of compliance, date of recurring compliance, and an authorized signature and certificate number will be recorded. The list shall be similar to that shown in AC 43-9, as amended.

(d) All components or items installed in the offered aircraft that are subject to specified time basis or schedule (time/calendar life) for inspection, overhaul, or replacement shall be listed and made available to the Government at time of inspection. The list shall include component name, serial number, service life or inspection/overhaul time, total time since major inspection, overhaul, or replacement and hours/cycles calendar time remaining before required inspection, overhaul, or replacement. The list shall be similar to that shown in AC 43-9, as amended.

(e) The Contractor may be required to furnish a copy of the procedures manual and revisions as required by 14 CFR 135 (as applicable).

(f) Each fuel servicing driver wine expected to demonstrate knowledge of correct fueling procedures, and fueling and safety equipment installed on the fuel-servicing vehicle.

Contractor shall have equipment and personnel to change the filter on the fuel service vehicle as required.

(g) The fuel service vehicle approval is only an indication that the vehicle meets the additional equipment requirements of this Contract, and in no way indicates that the vehicle meets any requirement of 49 CFR.

(h) Contractors shall ensure all documentation submitted for pilot approvals has been verified for accuracy and completeness. Pilot evaluations or approvals will not be administered/issued until all required documentation is complete. The documentation referenced in C-20 i (2) shall be submitted annually for each pilot needing interagency approval (note; the CO may require additional information and documentation)

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(i) The items described below shall be made available at the pre-use, or renewal inspection:

(1) Certificates/Contract

(i) Copy of 14 CFR 133

(ii) Copy of 14 CFR 135 (if applicable)

(iii) Copy of 14 CFR 137

(iv) Complete copy of awarded Contract; including modifications, with each aircraft

(v)Safety Management System (SMS) Manual in its entirety

(2) Pilots

(i) Completed “Pilots qualifications and Approval Record”.

(USFS Form FS-5700-20a Or AMD Form 64B)

(ii) Completed “Flight Hour Requirements & Experience Verification form.” (See Exhibit 18)

(This form required only for pilots seeking their initial (first time) interagency approval)

(iii) Signed and dated signature page from the “Operations and Safety Procedures Guide for Helicopter Pilots”.

(iv) Copy of FAA Pilot Certificate. (Both front and back may be needed to obtain all of the required information)

(v) Copy of current Medical Certificate.

(vi) Copy of current FAR 135 Airman Competency / Proficiency Check. “FAA form 8410-3” for each standard category make and model helicopter the pilot seeks approval in. (Required if operating aircraft listed on the operators 135 Certificate)

OR

(vii) Copy of current Flight Review.

(Required if pilot does not have a valid FAA Flight Review within the last 24 months)

“AND”

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

Copy of current (within the last 12 calendar months) Equipment Check Endorsement (or comparable document (E.G.CFR 14, part 61.58 Pilot Proficiency Check)) for each Limited Use or Restricted Category make and model helicopter the pilot seeks approval in. (Required if operating aircraft not listed on the operators 135 Certificate)

(viii) Copy of FAR 133 endorsement.

(ix) Copy of FAR 137 endorsement.

(x) It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under exclusive use contracts only to the National Helicopter Program Manager. At time of evaluation, should have a copy of submission for proof.

(xi) Completed Load Calculation form for each helicopter make/model in which the pilot is seeking approval. Included with the Load Calculation will be notations indicating what chart(s) are used. (I.e. page and illustration or chart number)

(xii) Completed “Vertical Reference Flight Training Endorsement” (required for long-line operations and snorkel operations conducted in helicopters not equipped with mirrors for external load operations)

Copy of the front and back of the pilots most recently issued Interagency Helicopter Qualification Card. (If card cannot be produced it may be necessary to demonstrate proficiency for all Special Use operations required under the contract.)

Completed “Pilots Qualifications and Approval Record”. (USFS Form FS-5700-20a Or AMD Form 64B)

(xiii) Prior to receiving an interagency “Pilot Qualification Card”, all helicopters pilots are required to complete the on-line training modules for helicopter fire operations at least every 36 months. These modules are listed on the Interagency Aviation Training (IAT) website at https://www.iat.gov/ and include Helicopter Pilot Training – Firefighting (Modules H-1, 2, & 3) and Aviation Transport of Hazardous Materials (A-110), and Grand Canyon Special Federal Aviation Regulation (SFAR). Pilots must sign up, create a profile and after completion of the modules print a copy of the certificates. A copy of the certificate must be presented to the Helicopter Inspector Pilot before an Interagency Helicopter Pilot Qualification card will be issued.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

(xiv) Equipment Check Endorsement

An Equipment Check Endorsement shall include, at a minimum, documentation of the following training;

(A) Operations Training;                             1.0 hour Minimum

Company policies & procedures, Operations Specifications, HazMat, contract requirements, etc.

(B) Aircraft Ground Training;                     2.0 hour Minimum

Aircraft systems, aircraft maintenance practices, radio programming, GPS programming, etc.

(C) Aircraft Flight Training;                       1.0 hour Minimum

Aircraft familiarization, normal procedures, emergency procedures, in flight programming of radios and GPS, etc. (note; this training shall be in addition to any contractually required special mission training, i.e., long-line training, etc.)

(xv) Pilot Proficiency Evaluation

Pilots will be evaluated in accordance with the Interagency Helicopter Practical Test Standards. The most recent guide can be found at http://amd.nbc.gov/dts/tsdocs/IHPTS6-00.pdf

(3) Equipment

(i) Appropriate equipment installed, or available to be installed, on the aircraft for the flight evaluation; i.e. dual controls, communications and navigation equipment and buckets.

(ii) Longline(s) of at least 150 feet and a suitable weight shall be available.

(iii) Aircraft maintenance records

(iv) Fuel servicing vehicle available

(4) Mechanic(s)

(i) A&P Mechanic available

(ii) Completed A&P Qualifications and Approval Record Form with applicable qualifying mechanic’s records.

C-21       PRE-USE INSPECTION EXPENSES

(a) All operating expenses incidental to the inspection shall be borne by the Contractor.

(b) Pilot evaluation flights may require up to 2-hours of flight time for each pilot as deemed necessary by the CO. All evaluation flights shall be performed in a helicopter of like make and model furnished for the contract. (Exhibit 11, Helicopter Make/Model/Series Lists)

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(c) The Contractor shall ensure that a set of fully operational dual flight controls are installed in the aircraft during all pilot evaluation flights.

(d) The Contractor will not be charged for the costs incurred by the Government on the initial pre-use inspection.

C-22       RE-INSPECTION EXPENSES

When re-inspection is necessary because Contractor equipment and/or personnel did not satisfy the initial inspection, or when inspecting substitute personnel and/or equipment subsequent to the initial pre-use inspection, the Contractor may be charged the actual costs incurred by the government in performing the re-inspection. Re-inspections will be performed at a time and location mutually agreed to by the Contractor and CO.

C-23       INSPECTIONS DURING USE

(a) At any time during the contract period the CO may require, but is not limited to inspections/weighing/tests as deemed necessary to determine that the Contractor’s equipment and/or personnel currently meet specifications. Government costs incurred during these inspections will not be charged to the Contractor.

(b) Should the inspection reveal deficiencies that require corrective action and subsequent re-inspection, the actual costs incurred by the Government may be charged to the Contractor.

(c) When the helicopter becomes unavailable due to mechanical breakdown, the Government reserves the right to inspect the aircraft after the Contractor’s mechanic has approved the aircraft for return to service. For items covered under 14 CFR 135.415, the Contractor shall furnish the CO with a completed copy of FAA Form 8010-4, Malfunction or Defect Report, or a Helicopter Association International (HAI) Maintenance Malfunction/Information Reporting Form 9 (as applicable).

C-24       CONTRACT PERIOD AND RENEWAL OPTION

The contract period (base year) shall extend from date of the award through April 30, 2013. However, at the option of the Government, the contract may be renewed for an additional 1 year option period, not to exceed three (3) option periods provided that the CO serves notice of intent to renew at least 60-days prior to contract expiration. The renewal will be with the same terms and conditions. Availability shall be offered for base year and each optional renewal period (See Section B, Schedule of items); however, the non fuel portion of the Government established flight rate will be subject to the provisions of Section D, Economic Price Adjustment Clause.

C-25       MANDATORY AVAILABILITY PERIOD (MAP) INCLUDING EXTENDED AND OPTIONAL USE

(a) MAP will begin on the date stipulated in the Schedule of Items unless:

(1) The Government fails to award the contract at least 10 days prior to the established start date

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OR

(2) By mutual consent, a new starting date is established. When a new starting date is established, the number of net days in the availability period will remain the same.

(b) Extended Use. The MAP may be extended on a day-to-day basis either prior to the starting date or subsequent to the ending date set forth in the Schedule of Items provided that no break in service occurs and that such extension is agreed to by both parties in writing prior to extension and that all terms, conditions, and specifications contained in this contract apply;

(c) During the MAP and any extensions thereof, availability is required 14 hours each day beginning at start of morning civil twilight unless otherwise specified by the Contracting Officer. Contracts requiring night capability require 24-hours per day availability.

(d) Pre/Post MAP. When a break in service occurs, outside of the MAP or extended use, the aircraft may be hired under the optional use period clause. (Payment will be in accordance with C-32, Payment for Service in the Optional Use Period.) Availability begins when the aircraft departs from point of hire.

C-26       DAILY AVAILABILITY REQUIREMENTS

(a) Equipment. The helicopter and related equipment will be available 14 hours per day and will not be removed from the host base or assigned work location without the approval of the Contracting Officer.

(b)Inclement weather conditions: The Pilot in Command (PIC) is the final authority for the safety and security of the helicopter. When inclement weather may be a concern, both Pilot and Helicopter Manager/COR must develop a contingency plan to identify potential relocation destination (s) that will afford the best protection for the helicopter. Once agreed upon by both manager and pilot, the request to re-position or release the helicopter must be approved by aviation management staff (example: FAO, AOBD, UAO, UAM).

(c) Personnel. Personnel will be in one of the following categories of availability:

(1) Standby: Personnel will be on standby status each day. The beginning of the Standby period will be set by the CO and may be adjusted from day-to-day. Once Standby begins, the standby period will continue for 9 consecutive hours regardless of the payment status of the helicopter. During the Standby period, with the exception of the first 30 minute period to accommodate preflight, the personnel/helicopter shall be able to respond to a dispatch within 15-minutes unless an alternate response time is established by the CO.

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(2) Extended Standby (that period over 9 hours per day per authorized crew member) is not intended to compensate the contractor on a one-to one basis for all hours necessary to service and maintain the helicopter, nor is it paid while crew is traveling to and from place of lodging. Extended standby must be specifically ORDERED and documented on the Flight Use Invoice by the Government and only in unusual circumstances will the Government compensate the Contractor for extended standby when helicopter is not also available for immediate dispatch. Extended Standby is not applicable to double-flight crews. Extended Standby applies only to the awarded number of compensable personnel provided with each helicopter.

(3) Authorized Break. During the standby period, requirements may be modified by the CO to allow Contractor’s personnel time off away from the assigned work location or to conduct routine maintenance. No deduction of availability will be made for such authorized breaks except when Contractor personnel fail to return to Standby upon request. The Contractor will provide the CO with information on how to contact Contractor personnel. Personnel will be allowed 1-hour to return to standby status after the contact attempt is made. Failure to return to work within 1-hour will result in loss of availability.

(4) Release-from-Duty. The Contractor’s personnel may be released and be considered off duty prior to completion of their individual crew duty limitation period. Once released, the Contractor personnel are not required to return to Standby status the same day. Service shall be recorded as fully available provided the CO has approved release of the Contractor’s personnel in advance.

(5) Additional maintenance days for scheduled maintenance During the MAP, contractor may, with the approval of the CO, elect to use 2 additional non-paid calendar days for the accomplishment of scheduled maintenance. These 2 days need not be consecutive; however they will each be full calendar days. Contractor shall request approval from the CO at least 48 hours prior to the initiation of the additional scheduled maintenance days. Contractor will not be assessed unavailability for performance purposes (clause C-27 (b)) and will not be paid for the unavailability.

C-27       UNAVAILABILITY

(a) The Contractor will be considered to be “Unavailable” whenever equipment or personnel are unable to perform or fail to perform the requirements of this Contract. Also the aircraft will be considered unavailable when the pilot, mechanic, or fuel servicing vehicle driver cannot perform because of duty limitations unless a relief crew is provided.

Unavailability however, will not be assessed when pilot(s) has reached flight and/or duty limitations while performing under this Contract when the conditions in C.16 Flight and Duty Limitations occur.

(b) The Government may exercise its right to terminate for cause if there is unavailability in excess of three (3) full, consecutive calendar days (not to include the two approved scheduled maintenance days) or occurrence of unavailability during ten (10) percent of the total days in the Availability Period

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(c) Unavailability status will continue until the deficiency is corrected. It is the Contractor’s responsibility to inform the CO whenever the equipment or personnel become available. Inspection by the Government after a performance failure has occurred will be made as promptly as possible after the Contractor has given notice that the deficiency has been corrected. When Inspection reveals that the failure has been corrected, the Contractor will be considered in “Available” status from the time the Contractor gives notice to the Government that the deficiency has been corrected. The CO retains the right to require aircraft and personnel review and/or check flights at Contractor’s expense.

(d) Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability.

C-28       PAYMENT PROCEDURES

(a) All flight time, daily availability and other authorized charges or deductions shall be recorded on a flight use invoice in Aviation Business System (ABS). At the end of each day data shall be entered and reviewed by the Government and the Contractor’s Representative.

(b) Approved invoices will be packaged electronically for payment on a semi-monthly basis for submission through the ABS process and electronically forwarded to the contractor for review and approval. Corrections shall be returned electronically to the designated representative for resolution. Upon approval, the package will be electronically forwarded to the Albuquerque Service Center (ASC) for payment. Invoices accumulated during the first half of the month will be processed for payment about the 15th and those accumulated during the last half of the month will be processed about the 1st of the following month.

Go to http://www.fs.fed.us/business/abs “Getting Started” for instructions and more information.

(c) Upon completion of the Availability Period or any extension thereof, final payment will not be made until all Government-furnished property has been returned and a Contract Release form (as applicable) has been completed. The final Flight Use Invoice payment will be accompanied by the completed Contract Release and Transfer of Property.

C-29       PAYMENT FOR FLIGHT

(a) Flight time will be computed in hours and tenths of hours as recorded by the collective activated flight hour meter (Hobbs) on the helicopter.

(b) Payment for flight time will be made only for government authorized flight.

(c) The Government does not guarantee any flight time.

C-30       PAYMENT FOR AVAILABILITY

(a) Payment of availability will be made at the applicable daily rate in the Schedule of Items and will be recorded in ABS as appropriate.

(b) The maximum amount of availability to be earned per day is the daily availability offered amount.

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(c) Availability for helicopters and crewmembers (maximum 14-hours-single crew) will be ordered, measured, and recorded each day.

C-31       PAYMENT FOR EXTENDED STANDBY

(a) Extended Standby (that period over the first 9 hours of standby per day, per authorized crewmember) will be measured in hours (rounded to the next full-hour and paid at the rate specified in the Schedule of Items) for all Extended Standby ordered by the CO and performed by the Contractor when the crew meets the Standby requirement in accordance with Section C, Daily Availability Requirements.

(b) Extended Standby is not applicable on days when mobilization or demobilization is paid. Only applicable to Call When Needed (CWN).

(c) The Contractor will not be compensated for Extended Standby when the aircraft is not available for immediate dispatch, except when authorized by the CO.

(d) Extended Standby is applicable to Alaska assignments.

C-32       PAYMENT FOR SERVICE IN THE OPTIONAL-USE PERIOD

(a) Daily Availability Rate plus Specified Flight Rate Method

(1) The Contractor will be paid for availability and flight in accordance with C-29, Payment for Flight and C-30, Payment for Availability.

(2) Unavailability will be deducted in accordance with C-27, Unavailability.

(3) Any additional payments will be made in accordance with C-43, Miscellaneous Costs to the Contractor.

OR

(b) Optional-Use Hourly Flight rate Method for other than fire suppression missions

(1) Services may be ordered for short periods of time (normally 1-day or less) to accomplish project work.

(2) When service is ordered under the Optional Use Flight Rate specified in the Schedule of Items, payment will be made only for actual flight time performed. Daily availability rate is not applicable. When the Optional Use Flight Rate is in effect and when the project extends for more than 1-day, incurred Remain-Over-Night (RON) costs will be reimbursed in accordance with the Federal Travel Regulations (FTRs).

(3) Services may also be ordered under the Daily Availability Rate specified in the Schedule of items, plus the flight rate specified (Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart). For CWN, when Daily Availability payment is used, RON fees are not applicable.

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(4) The method of payment shall be established prior to the start of the project. The selected method of payment will be used for the duration of the project.

(5) The Contractor will be paid at the optional-use hourly offered price for the actual hours flown or a minimum of 2 (two) hours per day, whichever is greater.

(6) If the aircraft becomes unavailable, actual flight time will be paid. The 2-hour minimum does not apply in this case.

(c) Ferry time of aircraft to and from the point of hire from the Contractor’s base of operations or current aircraft location, whichever is closer, will be paid at the applicable flight rate. If a fuel servicing vehicle is required, mileage to and from the point of use from the Contractor’s base of operations or current location that the fuel servicing vehicle is stationed, whichever is closer, will be paid at the rates stipulated in C-38, Payment for Fuel Servicing Vehicle Mileage.

C-33       ORDERING AND PAYMENT FOR ADDITIONAL HELICOPTERS AND PERSONNEL

(a) Helicopters

After Contract award, helicopters with performance equal to or higher than helicopters awarded under this contract may be added at the CO’s option at the same price as helicopters originally awarded. The flight rate will be for the make and model being added. All terms and conditions of the contract will apply.

The CO may order an additional helicopter on an intermittent basis to maximize usage of the helicopter. The helicopter may be furnished at the option of the contractor. All terms and conditions of the contract will apply except as set forth below:

(1) Ferry or transportation from the point of dispatch and return will be paid at the applicable flight rate and proportionate availability, if applicable.

(2) Such helicopter will be released when the Government’s need ceases to exist.

(3) Use of additional helicopters will not affect the number of days in the Availability Period.

(b) Personnel

(1) A lump sum payment of $500 per day for travel days and workdays as compensation for each additional pilot or crewmember will be paid. This does not apply to relief crews brought in by the contractor on primary pilot or crews’ mandatory days off. This compensation is only for double crews ordered by the Government.

(2) In addition to the $500 per day, an overnight allowance will be paid when authorized. Extended standby does not apply to additional crewmembers ordered under this clause.

(3) Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts shall support claims for reimbursement and shall be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-34       RESERVED

C-35       REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS

The Contractor is responsible for all mobilization and demobilization costs to the initial host base and from the final host base location. When the initial dispatch is to an alternate base, the Government shall be entitled to the equivalent of one round trip at no cost from the Contractor’s principle base of operations to the initial host base and return from the final host base.

C-36       PAYMENT FOR SUBSTITUTE/REPLACEMENT HELICOPTER

When substitute or replacement aircraft are approved for use by the Contracting Officer, the following payment terms will apply:

(a) Availability – The same rate applicable to the aircraft that is being substituted or replaced.

(b) Flight – The rate applicable to the make, model, and series of the substitute or replacement aircraft.

C-37       LODGING & MEALS

No charge will be made for lodging or meals furnished by the Government.

C-38       PAYMENT FOR FUEL SERVICING VEHICLE MILEAGE

(a) A fuel-servicing vehicle is required for all fire support and non-fire use.

(b) The price of the vehicle is included in the daily availability rate or Optional Use Flight rate offered for both fire and non-fire use.

(c) For CWN or outside the Exclusive Use MAP period, when dispatched by the Government, applicable mileage rates will be paid to and from the Assigned Work Location, beginning at the Contractor’s Principle Base of Operations or from the location of the vehicle at the time of order, whichever is closer. Payment will be made only for miles driven in support of the aircraft.

(d) For Exclusive Use the fuel-servicing vehicle will be paid mileage when it is dispatched by the Government to give service support to helicopters away from the host base as follows:

Vehicle Mileage Schedule

$3.72 per mile - where the carrying capacity of aircraft fuel is 1,500-gallons or more

$2.80 per mile - where the carrying capacity of aircraft fuel is at least 750 gallons to 1,499- gallons

$2.01 per mile - where the carrying capacity of aircraft fuel is at least 350 gallons to 749-gallons

$1.50 per mile - where the carrying capacity of aircraft fuel is less than 350-gallons

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-39       PAYMENT FOR FUEL TRANSPORTATION

(a) The Government will reimburse the Contractor for costs incurred in transportation of helicopter fuel to sustain Government operations under the following conditions:

(1) When Contractor’s fuel servicing vehicle cannot travel to an assigned alternate base of operations due to lack of road access.

(2) When Contractor has to arrange for fuel support at an assigned alternate base of operation to provide a supply for helicopter flights until the Contractor’s fuel-servicing vehicle arrives on site.

(b) The CO will designate the method of transportation and the gallons to be transported.

(c) When the CO orders the Contractor to transport fuel by air, the flight time required to transport the fuel will be paid at the Contract flight hour rate.

(d) When the CO orders transportation of fuel by commercial carrier, reimbursement will be based on supporting itemized paid receipts and provided to the CO, upon request.

(e) In the event the Government furnishes fuel to the Contractor, fuel cost will be charged based upon rates at the nearest accessible point fuel is commercially available. Such fuel costs will be deducted from any sums otherwise due the Contractor on the Flight Use Invoice.

C-40       PAYMENT FOR FOAM CONCENTRATE

(a) Payment for approved foam concentrate, when ordered by the CO and furnished by the Contractor, will be made on an actual cost basis. Supporting itemized paid receipts will be provided to the CO upon request.

(b) Any foam concentrate provided by the Contractor shall be on the list of Approved Foam Products found at the following website: www.fs.fed.us/rm/fire.

C-41       PAYMENT FOR COSTS AWAY FROM THE HOST BASE

(a) When Contractor’s aircraft is dispatched away from the host base, the Government will authorize payment for additional necessary and reasonable costs involved in transporting authorized relief crewmembers to and from alternate bases when approved in advance by the Contracting Officer. These costs are limited to the actual transportation of the individual; i.e., airplane tickets, car rentals, etc. Salary costs for the Contractor’s employee(s) while in travel status is not a cost for which the Government will reimburse the Contractor.

(b) The Contractor will be reimbursed for the difference between the normal cost of transportation from the CONTRACTOR’S PRINCIPLE BASE OF OPERATIONS to the HOST BASE and the CONTRACTOR’S PRINCIPLE BASE OF OPERATIONS to the ALTERNATE BASE.

(c) Prior to the Mandatory Availability Period the Contractor shall provide the Contracting Officer with a written statement that itemizes the normal cost of transportation from the Contractors Principle Base of Operations to and from the host base. See Section B

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

(d) If the Government does not authorize such payment, no deduction will be made for unavailability incurred because of personnel duty limitations.

(e) Payment of necessary and reasonable transportation costs to and from the location of the aircraft is authorized. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts shall be provided to the government upon request.

C-42       PAYMENT FOR OVERNIGHT ALLOWANCE

(a) Overnight allowance will be paid equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulation (FTR) for each authorized crew member for every night assigned to an alternate base or at its option may provide meals/and or lodging. A list of localities where high rates are authorized is available upon request.

Crewmembers who elect to return to the host base by alternate means rather than remain overnight with the helicopter will not be paid an overnight allowance.

(b) Overnight allowance will not be paid when the aircraft is assigned to its Host Base during the Mandatory Availability Period and any extension thereof where no break in service occurs.

(c) The Government will pay the Contractor an overnight allowance equal to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulations (FTR) or at its option may provide meals and/or lodging. A list of localities where rates are authorized is available upon request.

(d) If partial overnight allowance is provided by the Government, the Contractor will be reimbursed at current FTR rates for the portion that is Contractor provided. Current rates are available at www.gsa.gov.

(e) If the Contractor elects to not utilize Government provided lodging, there is no reimbursement for lodging or transportation costs incurred by the Contractor.

(f) If the FTR rate changes, the change in overnight allowance to the Contractor will become effective on the effective date of the FTR change.

(g) Overnight allowance may also be applicable to primary crewmembers that are unable to return from the field.

(h) The Contractor may claim overnight lodging, Meals and Incidental Expenses (M & IE) using either of the two following methods:

(1) Payment of the Standard or High Rate, if applicable EXCLUDING lodging tax does not require lodging receipts.

(2) Payment of actual lodging amount and M & IE rate not to exceed the maximum FTR rate PLUS lodging tax. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-43       MISCELLANEOUS COSTS TO THE CONTRACTOR

(a) Housing, subsistence, ground transportation, and other expenses will be the responsibility of the contractor or its employees at the host base.

(b) The Government will reimburse the contractor for any airport use costs the Contractor is required to pay when ordered to operate from an airport other than the host base such as airport landing fees, tie-down charges, or other similar type costs.

(c) Miscellaneous, unforeseen costs incurred by the Contractor while performing under the terms of the Contract may be reimbursed at actual cost when approved by the CO. Examples of such items are airport landing fees, airport use costs (tie-downs), and rental car use if Government transportation is not available. Rental car expenditure shall be authorized prior to commitment and documented on the Flight Use Invoice accordingly. Supporting itemized paid receipts will be provided to the CO, upon request. Claims for reimbursement shall be documented on the Flight Use Report at the time incurred.

(d) Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO upon request.

C-44       RESERVED

C-45       DEFINITIONS

As used throughout this contract, the following terms shall have the meaning set forth below:

Additional Personnel: Additional personnel specifically ordered by the CO where it is to the Government’s advantage to have additional availability of the helicopter (not to be confused with a relief crew furnished by contractor to replace primary crew).

Aircraft Accident: An occurrence associated with the operation of a helicopter, which takes place between the time any person boards the aircraft with the intention of flight and all such persons have disembarked, and in which any person suffers death or serious injury, or in which the aircraft receives substantial damage.

Aircraft Incident: An occurrence other than an accident, associated with the operation of a helicopter, which affects or could affect the safety of operations.

Aircraft Make and Model: A specific make and basic model of helicopter, including modification; e.g., a Bell 206

Aircraft Make, Model, and Series: A specific make, model, and series of aircraft including modification (e.g., a Bell 206B is not the same make, model, and series as a Bell 206L).

Airspace Conflict: A near mid-air collision, intrusion, or violation of airspace rules.

Alert Status: A status subject to flight and duty limitations, in which the Contractor has 1 hour to return to standby if ordered by the CO to do so.

Alternate Base: A base, other than the host base, established to permit operation from the vicinity of a project area or incident.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Anchor: The Interagency approved device manufactured to be the fixed point attached to the helicopter for rappel and cargo letdown operations.

Appropriate Flight Manual Hover Performance Chart: A performance chart residing in either the original or supplemental portion of a rotorcraft flight manual (RFM) that the manufacturer or Supplemental Type Certificate (STC) holder deems appropriate for a given phase of flight or special purpose activity. For example: Kaman K-1200 Rotorcraft Flight Manual Supplement No. 1 USFS Fire Fighting.

Assigned Work Location: The location designated by the CO from which an ordered flight will originate.

Authorized Crewmember: Those individuals specified in the “Schedule of Items” unless designated otherwise by the CO.

Authorized Flight or Flying Time: The actual time that a helicopter is off the ground for the purpose of the task or tasks to which assigned under an ordered flight when such time is recorded by the pilot and approved by a designated Government Official as having been properly performed.

Aviation Hazard: Any condition, act, or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Base Cost: The portion of the flight rate that is constant throughout the contract period and not affected by changes in fuel prices. Adjustments to the base cost will be made annually by the CO.

Call-When-Needed: A term used to identify the furnishing of services on an “as needed bases” or “intermittent use” in government procurement contracts. There is no guarantee the Government will place any orders and the Contractor is not obligated to accept any orders. However, once an order is placed and the Contractor takes steps to perform, both sides are bound by the terms and conditions of the Contract.

Cargo: Any material thing carried by the aircraft.

Chief-of-Party: Designated Government representative for all passengers on a flight.

Civil Twilight: Begins in the morning, and ends in the evening when the center of the sun is geometrically 6° below the horizon.

Contractor: An operator being paid by the Government for services.

Crewmember: A person assigned to perform duty in an aircraft during flight time.

Duty: That period that includes flight time, ground duty (pre- and post- flight inspections) of any kind, and standby or alert status at any location.

Empty Weight: Means the weight of the airframe, engines, propellers, rotors, and fixed equipment. Empty weight excludes the weight of the crew and payload, but includes the weight of all fixed ballast, unusable fuel supply, undrainable oil, total quantity of engine coolant, and total quantity of hydraulic fluid.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Equipped Weight:

Bucket Helicopters: Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e., including but not limited to survival kit, rappel anchor, first aid kit).Does not include the weight of the bucket and any associated suspension hardware.

Tanked Helicopters: Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e., including but not limited to survival kit, rappel anchor, first aid kit). Includes the weight of a fixed tank and snorkel.

Extended Standby: Period following the 9 hours of standby up to 5 hours

External Load: Any combination of load and line that is 50 feet or less in length

Fatal Injury: Any injury, which results in death within 30-days of the accident

Federal Aviation Regulations: Rules and regulations contained in Title 14 of the Code of Federal Regulations.

Ferry Flight: Movement of helicopter under its own power from point-to-point

First Aid: Any medical attention that involves no medical bill - If a physician prescribes medical treatment for less than serious injury and makes a charge for this service, that injury becomes “medical attention.”

Flight Crew: Those Contractor personnel required by the Federal Aviation Administration to operate the aircraft safely while performing under contract to the Government.

Flight Rate: The contract unit price per hour of flight time as found in the Flight Rate Chart or Schedule of Items. (Includes base cost plus fuel costs)

Flight Time: Begins when the aircraft leaves the ground in takeoff for a given flight and ends when the aircraft has landed.

Forced Landing: A landing necessitated by failure of engines, systems, components, or incapacitation of a crewmember, which makes continued flight impossible, and which may or may not result in damage.

Fuel Cost: The variable portion of the flight rate that is subject to change due to fuel price change

Form A: The Form A is a tabulation of all operating equipment that is or may be installed, and for which provision for fixed stowage has been made in a definite location in the helicopter. It provides a weight, arm, and moment of individual items. This is the primary document utilized to identify how a helicopter was precisely configured at the time of weighing. The items installed are indicated with a check mark or “x”, where the items not installed are identified with a “0”.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Form B: The Form B is a single-page form used for recording the scaled weighing data and computing the empty weight and balance of the helicopter. This document will provide the individual weights for each scale and show which type of scale was used to obtain the weight.

Form C: The Form C is a malleable list that updates the weight obtained from the Form B as equipment is added or removed. It additionally shows a continuous history of the basic weight, arm, and moment resulting from structural and equipment changes in service.

Fuel Endurance: Fuel required including a 20-minute reserve.

Fully Operational: Helicopter, pilot(s), other personnel, repairs, operating supplies, service facilities, and incidentals necessary for the safe operation of the helicopter both on the ground and in the air.

Fully Rated Capacity: The number of passenger seats or pounds of cargo load authorized in the applicable Type Certificate Data Sheet.

General Aviation: That portion of civil aviation that encompasses all facets of aviation except air carriers.

Ground Mishap, Aircraft: An aircraft mishap in which there is no intent to fly; however, the power plants and/or rotors are in operation and damage incurred requiring replacement or repair of rotors, propellers, wheels, tires, wing tips, flaps, etc., or an injury is incurred requiring first aid or medical attention.

Hazard: Any condition, act or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Host Base: The initial location at which the aircraft will be made available for the purpose of providing aircraft services as identified under Exclusive Use.

Hover-in-ground-effect (HIGE): Maximum pressure altitude and temperature at which a helicopter can hover (at maximum gross weight) using the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Hover-out-of-ground Effect (HOGE): Maximum pressure altitude and temperature which a helicopter can hover (at maximum gross weight) without the effects of ground cushion per the Flight Manual/Supplements and STC performance charts.

Incident: An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Incident-With-Potential: An incident that narrowly misses being an accident and in which the circumstances Indicate significant potential for substantial damage or serious injury. Final classification will be determined by the agency Aviation Safety Manager.

Instrument Flight Rules (IFR): As defined in 14 CFR 91.

Internal Cargo Compartments: An area within the helicopter specifically designed to carry cargo.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Law Enforcement: Those duties carried out by agency personnel together with personnel from cooperating agencies, to enforce various Federal laws applicable to trespass (those activities relating to timber, grazing, fire, occupancy and others). Other activities can include those that are illegal under the antiquities acts and the manufacturing, production, and trafficking of substances in violation of the Controlled Substances Act (16 U.S.C. 559b-f)) and other illegal activities occurring on agency jurisdictional lands. Specific law enforcement activities can include surveillance (visual, infrared, or photographic), transportation of law enforcement personnel and persons in custody and transportation of property (both internally and externally). All helicopter activities including landings will occur at locations that are secured by law enforcement personnel or are locations removed from law enforcement actions.

Life-Threatening: A situation or occurrence of a serious nature, developing suddenly and unexpectedly and demanding immediate action to prevent loss of life.

Limited Use Helicopter: A limited use helicopter is an Interagency term used to denote a standard category helicopter that is designated and utilized in a limited role (not for passenger transport.) See Standard Category.

Long-line: Any combination of load and line, attached to the cargo hook of the aircraft for the purpose of carrying an external load greater than 50 feet in length.

Maintenance Deficiency: An equipment defect or failure which affects or could affect the safety of operations, or that causes an interruption to the services being performed.

Mishap, Aviation: Mishaps include aircraft accidents, incidents-with-potential, aircraft incidents, aviation hazards and aircraft maintenance deficiencies.

Mountain Flying - Helicopter Pilot: 200 hours experience operating helicopters in mountainous terrain identified in 14 CFR 95 Subpart B-Designated Mountainous Area. Operating includes maneuvering and numerous takeoffs and landings to pinnacles, ridgelines and confined areas.

Night: The time between the end of evening civil twilight and the beginning of morning civil twilight, as published in the American Air Almanac, converted to local time.

Occupant: Any crew or passenger that is aboard an aircraft.

Official Sunset and Sunrise: The times when the upper edge of the disk of the Sun is on the horizon, considered unobstructed relative to the location of interest. Atmospheric conditions are assumed to be average and the location is in a level region on the Earth’s surface.

Operational Control: The condition existing when an entity exercises authority over initiating, conducting or terminating a flight.

Operating Agency: An executive agency or any entity there of using agency aircraft, which it does not own.

Operator: Any person who causes or authorizes the operation of an aircraft, such as the owner, lessee, or bailee of an aircraft.

Optional Use Flight Rate: Hourly flight rate specified on the schedule of items inclusive of all costs.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Passenger Any person aboard an aircraft who does not perform the function of a flight crewmember or crewmember.

Passenger Seating Capacity: Number of passenger seats excluding pilot(s).

Payload: The maximum allowable weight (passengers and/or cargo) that can be carried in any one mission.

Pilot-In-Command: The pilot responsible for the operation and safety of the aircraft during the time defined as flight time.

Point-of-Hire: Point-of-Hire shall be the Contractor’s Principle Base of Operations as specified in Section B or the location of aircraft at time-of-hire.

Precautionary Landing: A landing necessitated by apparent impending failure of engines, systems, or components, which makes continued flight inadvisable.

Principle Base of Operations: The primary operating location of a 14 CFR 121, 133, 135 or 137 certificate holder as established by the certificate holder.

Public Use Aircraft: See AC (Advisory Circular) -00-1.1 and FAR Part 1 for Public Use definition.

Rappeller: A person who has been trained and certified to rappel from a helicopter, in accordance with agency specified policy and direction contained in the Interagency Helicopter Rappelling Guide.

Rappel Spotter: A person who has been trained and certified, in accordance with agency-specified policy and direction contained in the Interagency Helicopter Rappel Guide, to direct and manage a rappel operation.

Restricted Category: An aircraft that has been manufactured in accordance with the requirements of and accepted for use by an Armed Force of the United States and later modified for special purposes such as agriculture, forest and wildlife conservation, aerial surveying, patrolling, or any the operation specified by the FAA Administrator.

SAFECOM: Use to report any condition, observance, act, maintenance problem, or circumstance, which has potential to cause an aviation related mishap. The purpose of the SAFECOM form is not intended to be punitive in nature. It will be used to disseminate safety information to aviation managers, and also to aid in accident prevention by trend monitoring and tracking. See www.safecom.gov

Serious Injury: Any injury which: (1) requires hospitalization for more than 48-hours, commencing within 7-days from the date the injury was received; (2) results in a fracture of any bone (except simple fractures of fingers, toes or nose); (3) causes severe hemorrhages, nerve, muscle or tendon damage; (4) involves any internal organ; or; (5) involves second or third-degree burns, or any burns affecting more than 5% of the body surface.

Sling Load: Jettisonable external load that is lifted free of land or water during the rotorcraft operation.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

Special Use Missions:

Air Tactical Coordination (Air Attack): Coordination with other tactical aircraft during fire and other project operations.

Fire Surveillance/Reconnaissance: Patrolling in search of and scouting wildland fires; checking fuel types and fire behavior.

Reconnaissance (Non-Fire): Observation and fact-finding reconnaissance, i.e. wildlife monitoring, snow surveys, search and rescue, timber and range surveys, insect and disease surveys, law enforcement, and aerial photography.

Other: Cooperative use with other agencies, and other purposes mutually agreed upon by the Contractor and the Contracting Officer.

Standard Category/Limited Use Helicopter: Turbine powered helicopters certificated in the normal or transport category. Standard Category helicopters are operated and maintained for passenger carriage in accordance with (IAW) 14 CFR 135 by an operator holding an Air Carrier Certificate. Limited Use helicopters are maintained IAW the type certificate and applicable STC’s, operated IAW applicable CFR’s and are not for passenger transport.

Substantial Damage: Any damage or failure which adversely affects the structural strength, performance or flight characteristics of the helicopter, and which would normally require major repair or replacement of the affected component. Engine failure or damage limited to an engine if only one engine fails or rotor or propeller blades and damage to landing gear, wheels, tires, flaps, engine accessories, brakes, or wing tips are not considered “substantial damage” for the purpose of this part.

Type I (Heavy) Helicopter: 15 or more passenger seats or 5,000 lbs payload and 700 gallons retardant capacity

Type II (Medium) Helicopter: Between 9 to 14 passenger seats or 2,500 to 4,999 lbs payload and 300 to 699 gallons retardant capacity.

Type III (Light) Helicopter: Between 4 to 8 passenger seats or 1,200 to 2,499 lbs payload and 100 to 299 gallons retardant capacity.

Type IV (Extra Light) Helicopter: Between 2-3 passenger seats or 600 to 1,199 lbs payload and 75 to 99 gallons retardant capacity.

Vertical Reference/External Load: Direct visual reference, by the pilot, of an external load/cargo being slung from beneath the helicopter with a line attached to the cargo hook and being removed or placed from the earths’ surface with precision.

Visual Flight Rules (VFR): As defined in 14 CFR 91.

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

C-46       ABBREVIATIONS/ACCRONYMS

A&P	Airframe & Powerplant (Mechanic)
ABS	Aviation Business Systems
AC	Advisory Circular
AD	Airworthiness Directive
AFF	Automated Flight Following
AOBD	Air Operations Branch Director
ASC	Albuquerque Service Center
ASP	Aviation Safety Plan
ATC	Air Traffic Control
ATCO	Air Taxi/Commercial Operators
CAB	Civil Aeronautics Board
CG	Center of Gravity
CO	Contracting Officer
CFR	Code of Federal Regulations
COR	Contracting Officer’s Representative
COTR	Contracting Officer’s Technical Representative
CWN	Call-when-Needed (Contract)
DOI	Department of the Interior
DOT	Department of Transportation
ELT	Emergency Locator Transmitter
EPA	Environmental Protection Agency
ETA	Estimated Time of Arrival
FAA	Federal Aviation Administration
FAO	Forest Aviation Officer
FASD	Fire Applications Support Desk
FAR	Federal Acquisition Regulations
FPMR	Federal Property Management Regulations
FSS	Flight Service Station
GPM	Gallons-Per-Minute
HIP	Helicopter Inspector Pilot
HOS	Helicopter Operations Specialist
IATB	Interagency Airtanker Board
ICAO	International Civil Aviation Organization
IFR	Instrument Flight Rules
IMC	Instrument Meteorological Conditions
MAP	Mandatory Availability Period/Availability Period
M&IE	Meals and Incidental Expenses
MSL	Mean Sea Level
NTSB	National Transportation Safety Board
NOTAM	Notice to Airmen
PA	Public Address System
PASP	Project Aviation Safety Plan
PIC	Pilot-in-Command
PTT	Push-To-Talk
RADS	Rope Assisted Delivery System
RAO	Regional Aviation Officer
RASM	Regional Aviation Safety Manager
RON	Remain-Over-Night

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

SIC	Second-in-Command/Co-Pilot
SPCC	Spill Prevention, Control and Countermeasure Plan Requirements
STC	Supplemental Type Certificate
TBO	Time between Overhaul
TCAS	Traffic Collision Avoidance System
TSO	Technical Standard Order
UAM	Unit Aviation Manager
UAO	Unit Aviation Officer
USFS	United States -Forest Service
VFR	Visual Flight Rules
VNE	Velocity Never Exceed
VSWR	Voltage Standing Wave Ratio

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT I - FIRST AID KIT AERONAUTICAL

Each kit shall be in a dust-proof and moisture-proof container. The kit shall be on board the aircraft and accessible to the occupants. The contents shall include the following minimum items:

Item Description	Passenger Seats (0 — 9)	Passenger Seats (10 — 50)
Adhesive bandage strips (3 inches long)	8	16
Antiseptic or alcohol wipes (packets)	10	20
Bandage compresses, (4-inch)	2	4
Triangular bandage compresses, 40 inch (sling)	2	4
Roller bandage, 4 inch x 5 yards (gauze)	2	4
Adhesive tape, 1 inch x 5 yards (standard roll)	1	2
Bandage scissors	1	1
Body Fluids Barrier Kit:	1	1
• 2-pair of latex gloves
• 1-face shield
• 1-mouth-to-mouth barrier
• 1-protective gown
• 2-antiseptic towelettes
• 1-biohazard disposal bag

Note: Splints are recommended if space permits.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 2 - SURVIVAL KIT AERONAUTICAL (LOWER 48)

The contents shall include the following minimum items:

Item	Item
Knife	Signal Mirror
Non-Marine Aerial Flares(6-each)	Matches (2-small boxes in waterproof containers)
Food (2-days @ a minimum 1,000 calories per day, emergency rations per occupant)	Water (1-quart per occupant) (not required when operating over areas with adequate drinking water)
Space Blanket (1-per occupant)	Candles
Collapsible Water Bag	Whistle
Magnesium Fire Starter	Nylon Rope or Parachute Cord (50-feet)
Water Purification Tablets

Suggested Survival Kit Items Dependent Upon Terrain and Climate:

Item	Item
Container w/carrying Handle or Straps	Individual First Aid Kit
Large Plastic Bags	Signal Panels
Flashlight with Spare Batteries	Hand Saw or Wire Saw
Collapsible Shovel	Sleeping Bag (1-per two occupants)
Survival Manual (Arctic/Desert)	Snowshoes
Insect Repellant	Axe or Hatchet
Insect Headnet (1-per occupant)	Gill Net/Assorted Fishing Tackle
Personal ELT	Sunscreen

Note: A hand-held 760 channel VHF transceiver radio is recommended. It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 3 - ALASKA, CARIBBEAN, CANADA, AND MEXICO SUPPLEMENT

The following provisions shall apply when operating in Alaska. All other provisions not expressly changed herein continue to apply.

Note: Contractors from the lower 48 dispatched to Alaska need to have insurance coverage for Alaska, in addition to having Operations Specifications that permit Alaska operations.

(a) General Equipment

Additional Equipment:

(1) One set of approved Tundra Boards or Snow Pads with accompanying FAA certification.

(2) Complete set of current aeronautical charts and navigation publications covering areas of operation within Alaska and Canada.

(3) Survival kit:

All aircraft will carry survival equipment. Survival kits will contain at least the following items and additional items required by local regulation as is appropriate for local climate and terrain conditions.

The minimum equipment to be carried during the summer months:

Item	Item
Ax or hatchet (1), and Knife (1)	Water Purification Tablets
Magnesium Fire Starter	Mosquito repellant containing DEET
Whistle	Mosquito headnet for each occupant (1)
Signal Mirror	Candles (5 each)
Non-Marine Aerial Flares (6-each)	Space Blanket (1 per occupant)
Matches (2-small boxes in waterproof containers)	Nylon Rope or Parachute Cord (50-feet)
Food (Each occupant sufficient to sustain life for 1-week @ minimum of 1,000 calories per day)	An assortment of fishing tackle such as hooks, flies, lines, sinkers, etc.

Personal Locator Beacon (PLB) (Note: required only if Aircraft ELT requires tools to be removed)

In addition to the above, the following shall be carried as minimum equipment from October 15 to April 1 of each year:

Item	Item
Pair of Snowshoes (1)	Sleeping bag per two occupants (1)
Wool blanket or equivalent for each occupant over 4-years of age (1)

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 3 - ALASKA, CARIBBEAN, CANADA, AND MEXICO SUPPLEMENT (Continued)

Note: A hand-held 760 channel VHF transceiver radio is recommended. It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

FUEL SERVICING VEHICLE SPECIFICATIONS

A fuel servicing vehicle and driver are not required.

The Government will furnish, transport, and store all aircraft fuel required at no expense to the Contractor.

Grades of Government-furnished fuel vary from location to location, and the Contractor shall use the grade available.

The appropriate type of fuel (Avgas or Jet fuel), in one of the following grades, will be available at each location:

AVGAS	JET FUEL
100	Jet A
100LL	Jet A-50
Jet B
Jet-4 or JP-5 or JP-8

All lubricating oil, parts, and supplies shall be furnished and transported by the Contractor to the assigned work location.

The Contractor shall furnish for each aircraft a portable hand or electrically-operated fuel pump, barrel stem, hoses, and filtration system for refueling in remote areas.

The filtration system shall include a unit which accomplishes water separation with positive shut-off. The size of the filtration system unit shall be compatible with pump size. One acceptable three-stage unit is FACET part number 050971. If this model FACET is used, the third stage monitor should be a Velcon part number CDF-210K which is rated to 10 GPM. Also acceptable are Velcon filter spin on 5 micron cartridges, part number 40505SP, rated to 13 GPM; or Velcon VF-31 with 1 micron cartridge element, part number ACO-21005B, rated to 15 GPM. All filtering components shall be changed annually or sooner if needed, and the date of the change shall be placarded on the canister.

Two complete spare filter changes shall be furnished by the Contractor.

AVAILABILITY OF MECHANICS –

The mechanic shall be present for all operations in Alaska. The mechanic shall accompany the helicopter to any assigned work location. The cost of the mechanic shall be included in the Daily Availability Rate.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 3 - ALASKA, CARIBBEAN, CANADA, AND MEXICO SUPPLEMENT (Continued)

(b) Payment for Availability

Operations in Alaska will be scheduled by the Government in accordance with flight time/duty time limitations. The schedule will not exceed:

SINGLE CREW: Maximum 14 hour per day PIC, or PIC and SIC.

DOUBLE CREW: Maximum 24 hours per day.

Measurement of availability will be reduced, as specified below, for each hour or portion thereof service is listed as unavailable to the Government. Single or double crew Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability. There will no longer be a need to round to the nearest quarter hour or reduce unavailability by 1/56.

Availability, as measured above, will be paid at the applicable rate appearing in the Schedule of Items

(c) Payment for Extended Standby is Applicable for Alaska assignments.

(d) Transporting of Relief Crew

Reference Payment for Costs Away from the Host Base

(e) Aircraft Fuel. The cost of fuel furnished by the Contractor in lieu of Government Furnished fuel while operating in Alaska will be reimbursed to the Contractor as provided below:

GENERAL: The Contractor shall not charge any fuel acquired under this contract directly to the Government. All fuel not otherwise furnished by the Government must be paid by or charged to the Contractor. The purchase must be approved by the Contracting Officer. Fuel related costs shall be recorded as a line entry (i.e., date, fuel charge, dollar amount, and use-item code fuel charge [FC]), shall be summarized under “Other Charges/Credits” on the Aircraft Use Report (OAS-23), or Flight Use Invoice, and shall be supported by paid legible, itemized invoices from the supplier. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor. Copies of receipts to be provided to the helicopter manager for review and approval but are not required to be submitted with the payment document Certified true copies may be submitted in lieu of the original invoice.

Government furnished fuel used by the Contractor for maintenance flights, repositioning aircraft, crew transportation, or any other flight for the convenience of the Contractor, will be deducted from amounts due the Contractor at the rate specified in the current Hourly Flight Rate Fuel Consumption and Weight Reduction Chart.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 3 - ALASKA, CARIBBEAN, CANADA, AND MEXICO SUPPLEMENT (Continued)

(f) Adjustment for Flight Rate. The flight rate will be reduced to reflect a dry rate by multiplying the fuel consumption for make and model of aircraft by current jet fuel price in the current Hourly Flight Rate Fuel Consumption and Weight Reduction Chart. Mobilization and demobilization will be at the wet rate. The dry rate will be effective upon the first Government-Furnished-Fueling.

FERRY FLIGHTS THROUGH CANADA. Flights through Canada will be paid at the wet rate.

(g) Payment for Transportation of Helicopter Fuel: Not applicable in Alaska

(h) Wage Determination in effect is the one provided in the solicitation.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 4 - RESTRAINT SYSTEMS CONDITION INSPECTION GUIDELINES

Federal Aviation Regulations require that occupant restraints systems are to be replaced in aircraft manufactured after July 1, 1951; such systems shall conform to standards established by the FAA. These standards are contained in Technical Standard Order TSO-C22. Restraint system eligible for installation in aircraft may be identified by the marking TSO-C22, TSO-C114 on the webbing, or by a military designation number since military systems comply with the strength requirements of the TSO. Aircraft manufacturer installed restraint systems with part numbers are acceptable. Each system shall be equipped with an approved metal-to-metal latching device.

Federal Aviation Regulations provide minimum inspection guidance, other than to state, that mildew and fraying may render the restraint system un-airworthy and that suspected webbing should be tested for tensile strength. The tensile strength requirement for a single person system is 525 pounds (most systems are rated at 1,500 pounds).

Unacceptable Condition Criteria:

TSO
Webbing	Hardware	Stitching	Tags

Frayed (5%)	Inoperable	Broken	Missing
Torn	Damaged	Excessive Wear	Illegible
Crushed	Corroded	Missing
Swollen	Excessive Wear
Creased
Deteriorated

References:

14 CFR 91.205

14 CFR 21.607

AC 21-34

TSO-C22

TSO-C114

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT

(a) Gated / Power Fill Buckets with Self Filling Capability- see C-4 (d)(18).

Note: Power fill or gated buckets are required as a primary for bucketed items. Power fill or gated buckets are not required for tanked items.

(1) The bucket shall accept filling at a rate sufficient to allow the bucket to be filled to capacity in no more than 1-minute

(2) The power fill or gated buckets, at 100 percent of manufactures rated capacity (+/-5%) shall be at least commensurate with the maximum OGE lifting capability of the helicopter at 5000 PA and 30 degrees C with a 200 pound pilot(s) and 1 1/2 hours of total fuel or the manufacturer recommended size/model bucket by helicopter make and model shall be used. The bucket shall be capable of being operated with all increments of the long-line.

(b) Fixed Suppressant/Retardant Delivery Tank with Self-Filling Capability

One (1) externally/internally mounted baffled, quick-disconnect (45-minutes) fixed suppressant/retardant delivery tank that meets or exceeds the following specification:

Capacity commensurate with the maximum related lifting capability of the helicopter equipped with the tank at sea level on a standard day.

For Type II and III helicopters, Fixed Suppressant / Retardant Tank must be manufactured with an opening that allows use of the cargo hook for external load operations while tank is attached.

For operations reference C-10 F Tank Operations

Note: ALL CONTROLS FOR TANK SYSTEM SHALL BE LABELED AS TO FUNCTION

(1) Door(s)

The Tank door(s) shall be designed such that:

(i) The frontal area of the retardant column is minimized.

(ii) The door(s) does not appreciably deflect the retardant when fully opened.

(iii) The tank and doors shall be leak proof, i.e. 1/2 gallon or less in a 24-hour period

(iv) The doors shall be closeable in flight if the aircraft is not capable of landing with the door(s) open without damaging the door(s).

(2) Venting

(i) The tank shall be vented so that no more than 0.25 PSI negative pressure will be created in the tank head space during the fastest drop sequence.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(ii) The vent shall not leak during filling or normal flight maneuvers.

(3) Fill Port(s)

(i) The fill port shall be a 3-inch Kamlock ® fitting (male) and shall be located on the right and left side of the aircraft.

(ii) The fill port shall not leak or overflow during ground operations or during normal flight maneuvers.

Note: For hover draft operations, fill ports are not required.

(4) Controls

(i) The door open switch shall be the same switch that opens the water bucket.

(ii) When required, the tank close switch shall be the same switch that closes the water bucket.

(iii) All tanks shall be equipped with an independently controlled and operated emergency dump system enabling the entire load to be dropped in less than 6-seconds. This system shall use mechanical, pneumatic, or fluid pressure for operation.

(iv) Emergency systems operated by pneumatic or fluid pressure shall be isolated from the normal tank system pressure. Normal function or failure of the normal system shall not affect the emergency system pressure. Emergency systems dependent on normal operating aircraft or tank systems for initial charge shall have a pressure gauge or indicator readily visible to the crew. Emergency systems dependent on precharged bottles shall have a positive means of checking system charge during preflight.

(v) The primary emergency dump control shall be positioned within easy reach of the pilot and copilot while strapped in their respective seats. Electrically operated controls shall be wired direct to a source of power isolated from the normal aircraft electrical bus and protected by a fuse or circuit breaker of adequate capacity.

(5) Certifications

(i) The aircraft will be certificated in the normal, transport or restricted category except when limited operations are authorized by the Government.

(ii) Weight and balance computations shall be made with the tank full, empty, and removed, showing the helicopter to remain within acceptable center of gravity limits at all times.

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(iii) The tank shall accept filling at a rate sufficient to allow the tank to be filled to capacity in no more than 1-minute.

(c) Suppressant/Retardant Mixing Equipment

(1) Installation

The unit shall be designed for ease of installation and loading and shall not require any modifications to the helicopter. Modifications are defined as any change to the integrity of the structural components of the helicopter airframe, such as drilling holes in tubing or distorting the metal.

(2) Containment

Any unit mounted inside the helicopter (other than those that have STC’s or 337’s) shall have a containment vessel around the pumping and concentrate storage supply. The containment vessel shall be able to hold 125% of the concentrate supply. The discharge hose and fittings shall be able to withstand 150 PSI or two times the rated maximum pressure output of the pump, whichever is greater. The discharge hose that is inside the cabin shall have a containment sleeve of clear hose to check for leaks.

(3) Restraint

The foam pumping unit containment vessel and concentrates shall be affixed to the helicopter in a means to prevent injury to any occupants. The design shall meet the maximum inertia forces specified in 14 CFR 23.561(b)(2).

(4) Hose Routing

The hose used to carry the concentrate shall be routed out the side of the helicopter away from the pilot. Hoses will be routed in a manner that will not interfere with flight controls.

(5) Breakaway Fittings

Any hose shall have a disconnect that will pull away from the hose when the bucket is released. The disconnect shall be close to the helicopter to keep the hose from beating against the helicopter. The disconnect shall hold the pressure of the line and be able to activate at 1/3 of the bucket empty weight.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(6) Compatibility of Materials

The materials used in construction of any foam dispensing unit shall be compatible with all foams. Materials shall be resistant to corrosion, erosion, etching, or softening. To evaluate the materials, submerge in foam concentrate for 96 hours then in a 1½% solution for 96-hours. Material samples shall be measured, weighed and visually examined to insure that deterioration of the materials and the assembly does not occur with operational use. Unacceptable conditions may be, but are not limited to cracking, crazing, softening, joint separation, bulging, diminished wall thickness, glue or mastic breakdown, or defective fasteners, gaskets or fittings.

(7) Foam Quantity

Unit is to be of the optimum size compatible with the make and model helicopter. However, the unit shall carry a minimum of 5 (five) gallons of concentrate for each 100 gallons of bucket capacity. Downloading may be accomplished when desirable during operations.

(8) Power

Power shall be supplied by the auxiliary power connector (See Section C-4.d.21)

(9) Vibration

The unit shall not cause undue vibration in the helicopter during operation or in flight. The unit shall be padded to keep from causing any single stress points on any parts not designed for such.

(10) Operation

The pilot shall be able to operate the unit with a minimal level of attention. The system shall be automated to the point where the pilot has one control to operate. Once the control is set for flow rate there should be no further adjustment necessary to the unit.

(11) Flow Rate

The system shall be capable of dispensing a variable amount of concentrate, in flight, to achieve a mixture ratio ranging from 0.1 to 1.0% by volume in 0.1% increments.

(12) Concentrate Loading

Loading using 5-gallon containers is preferred. Bulk loading shall be performed so such loading will avoid any spillage on the helicopter or come in contact with the helicopter. Servicing shall be accomplished during normal refueling time for the helicopter and take no longer than the refueling operation. Loading operations are to be performed by Contractor personnel.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(13) Approved Foam Products can be found at: Wildland Fire Chemical Systems (WFCS) www.fs.fed.us/rm/fire

(i) When transporting retardant or equipment containing retardant residue, Contractor shall take precautions to prevent retardant from coming in contact with the aircraft structure.

(ii) Offered equipment will be approved by the CO prior to any use under the Contract.

(14) Remote Cargo Hook

(i) As a minimum, the remote cargo hook shall be completely disassembled and inspected with repairs made as required; lubricated and perform a full-load operational check every 24 calendar months.

(ii) All work shall be done in accordance with manufacturer’s maintenance manuals, as applicable.

(15) Long-lines 150 feet (as applicable)

(i) Rotation resistant wire rope

(A) Rotation resistant wire rope with swaged fittings rated in accordance with ANSI Standards

(B) Fabrication and installation methods shall be in accordance with aircraft and ANSI Standards.

(ii) Synthetic Long Line

(A) Helicopter synthetic long-lines shall be constructed from the HMWPE (High Molecular Weight Polyethylene Equipment) or HMPE (High Molecular Polyethylene Equipment) family of rope fibers including brand names such as Spectra® by Allied Signal or fibers with similar properties.

(B) Rope Diameter. Minimum rope diameter shall be ½-inch

(C) Working or Rated Load

(1) The working or rated load of a rope is the maximum static load that will be lifted by the rope. Working loads are based on a percentage of the approximate breaking or ultimate strength of the rope when new and unused. The working load shall be appropriate to the lifting capability of the helicopter.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(2) For reference, lifting capability for each category of helicopter is as follows:

Type I (Heavy)	4500 to 30,000 lbs or greater
Type II (Medium)	1600 lbs to 4500 lbs
Type III (Light)	750 lbs to 1600 lbs

(D) Factor of Safety

A factor of safety of 7 shall be used for helicopter synthetic long-lines. Therefore, all ropes shall have an ultimate strength of seven times the rated or working load. For example, if a Type II (Medium) helicopter line will have a working load of 4,500 pounds, the rope shall have strength, when new, of at least 31,500 pounds. Rope diameters will vary depending on strength and type of rope.

(E) Knots and Splices

Knots are not permitted in the synthetic long-line. Knots can decrease rope strength by as much as 50%. Splices may be used in the assembly of the long-line, but no mid-line splicing repairs may be done. Re-splicing at the end of the line is permitted only if the rope is in good condition, and the new splice is done per manufacturer’s recommended splicing practices. Splices should always follow the manufacturer’s recommended splicing practices.

(F) Maintenance and Inspections

Manufacturer’s recommended maintenance and inspection procedures shall be complied with.

(16) Wire Cutters

Wire cutting devices to provide catastrophic failure protection from striking horizontal wires and cables. At least 85 percent of the frontal area of the helicopter shall be protected.

(d) Additional equipment offered shall meet the following requirements:

Power source for a Helitorch or remote cargo hook.

(1) The connector shall be mounted adjacent to the cargo hook (within 12 inches). A wire rope lanyard or other similar device shall be provided for support of the connector so that tension loads will not be placed on the electrical wiring.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 5 - ADDITIONAL SUPPRESSION/PRESCRIBED FIRE EQUIPMENT (Continued)

(2) This connector has multiple circuit capacity sufficient to provide power and control for Contractor-furnished equipment such as the required water bucket. Water buckets shall be wired through this connector.

Notes:

See FS/AMD A-16 for a 9-pin wiring diagram for suppressant/retardant buckets
(See: www.nifc.gov/NIICD/documents.html)

The 9-pin connector is required on Medium Exclusive Use helicopters and all Light helicopters. Requiring the 9-pin connector on additional helicopters must be specifically mentioned in the contract.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 6 - HIGH VISIBILITY MARKINGS ON MAIN ROTOR BLADES

Acceptable Paint Schemes

(a) Starting at blade tip, paint first 1/6th of blade length with gloss white. Paint second 1/6th of blade length with orange. Paint third 1/6th of blade length with gloss white. Paint next 1/3rd of blade length with orange. Paint remaining 1/6th of blade length with gloss white.

White	Orange	White	Orange	White	Hub	White	Orange	White	Orange	White
1/6	1/6	1/6	1/3	1/6		1/6	1/3	1/6	1/6	1/6

(b) One black and one white blade.

(c) Paint schemes previously approved under Interagency Fire and Aviation Contract.

(d) Paint schemes and color variations specified by manufacturer in a service bulletin, instructions, or other manufacturer published document or text.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 7 - ADDITIONAL AVIONICS EQUIPMENT

When identified in Section B-12 as a required item, or when the Contractor elects to provide the below items as optional for contract consideration, the below specifications shall be in effect.

(a) VHF-FM Programming Port

(1) Each required VHF-FM transceiver shall be equipped with a conveniently located programming port to facilitate programming via a Government owned laptop computer. The port(s) shall be protected from accidental damage via contact, be hard-wired to the transceiver(s), not require the reconnection of any cables for utilization, and must be conveniently located for ease of use. Use of a FM-1/FM-2 programming switch is permitted.

(2) The contractor shall also furnish appropriate cables of adequate length, and/or any necessary adapters, to interconnect the aircraft programming port(s) to the serial and/or USB port(s) of the Government laptop computer as required. The Government is responsible for providing their own radio programming software.

NOTE: The “DIN” type connector on the front panel of TDFM-136 and early models of TDFM-136A radios are part of an encryption feature and cannot function as a programming port. The DIN connector on TDFM-136A radios, serial number FDA1200 and higher, can be utilized for radio programming.

(b) External Public Address (PA) System with Siren

(1) One PA system operated via the aircraft’s audio control system(s). The PA shall utilize a speaker(s) external to the aircraft with sufficient volume to be easily heard on the ground from 100 feet below a hovering helicopter.

(2) The siren shall utilize the above PA’s speakers with Yelp and Wail tones. Tones shall be activated by the PIC and SIC positions via a manually operated switch.

(c) Internal Public Address (PA) System with Siren

(1) One PA system operated via the aircraft’s audio control system(s). The PA shall utilize speakers in the passenger area with sufficient volume to be easily heard throughout the passenger area while the aircraft is in flight.

(2) The siren shall utilize the above PA’s speakers with Yelp and Wail tones. Tones shall be activated by the PIC and SIC positions via a manually operated switch except in Heavy helicopters where it shall be activated by the Helicopter Manager’s position.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 7 - ADDITIONAL AVIONICS EQUIPMENT (Continued)

(d)  GPS with Moving Map

GPS with moving map. The moving map’s display shall be at least three inches wide, 1.5 inches high, and show the aircraft’s present position relative to user selected waypoints and geographical features (i.e. coastlines, cities, railroads, roads, lakes, rivers, etc.). If the moving map display is a separate unit from the GPS receiver, it shall utilize GPS data from the GPS or (if utilizing an internal GPS receiver) shall adhere to the GPS data requirements for the above listed GPS unit.

(e)   GPS Data Connector

Standard Medium & Light: One GPS Data Port Connector. A GPS data port connector shall be installed for the purpose of external data retrieval by a GIS laptop computer. The connector shall be a DB-9F type D sub-connector shall be wired for RS-232C serial format for laptop computers (pin 2-transmit data, pin 3-receive data if applicable, and pin 5-ground) and shall be mounted in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX)

(f)   Additional GPS Antenna

Standard Medium & Light: The Contractor shall allow the Government to utilize a portable GPS in the aircraft. In order to facilitate this, the Contractor shall provide a low-profile GPS aviation antenna (Freeflight Systems part number 16248-20 (telephone number (254) 662-0000) or equivalent) mounted atop the aircraft per the manufacturers installation manual, with associated cable and type “N” female connector, terminated within the aircraft in a location convenient to the observer. Note: Not required for aircraft designed for a single occupant (i.e. K-MAX).

(g)  Traffic Advisory System (TAS)

(1) One Active Traffic Advisory System (TAS) shall be installed in the aircraft. The system shall be a TSO certified system using active surveillance interrogation.

(2) The system shall have antennas providing a 360-degree view while minimizing airframe shadowing. The system must be capable of receiving targets both above and below the aircraft.

(3) The system shall allow operator range selection of 2 NM or less. The maximum range shall be at least 10 NM.

(4) The system shall utilize a panel mounted multifunction display (MFD) or the systems own display unit situated for convenient scan reference by the PIC and SIC. Ryan and Avidyne units shall utilize a MFD.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 7 - ADDITIONAL AVIONICS EQUIPMENT (Continued)

(5) The system shall be connected to the aircraft’s audio control system(s) providing traffic alert audio to (minimally) the PICs audio control system.

Note: Systems known to meet these requirements (when following the above specifications):

Goodrich Skywatch HP

Bendix-King KT A-870

Ryan International TCAD 9900BX

Avidyne TAS-610
Avidyne TAS-620

(h) Intercommunications System for all Passenger Positions

Sections C-8.e, f, g, j, and k are modified from requiring two passenger positions (minimum) to monitor the radio receiver(s), have ICS PTT capability, and monitor ICS, to all passenger positions.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS

(a) General

(1) An approved fuel servicing vehicle (FSV) (truck, pump-house, or trailer) shall be provided with each helicopter. The FSV shall be inspected annually and shall be stationed at the Host Base unless dispatched by the Contracting Officer. Vehicle shall display a current USFS or USDI-AMD inspection sticker.

(2) The fuel-servicing vehicle shall be capable of transporting fuel over rough mountainous terrain to include grades of up to 9%.

(3) Fuel tank/chassis combinations which are not compatible and/or that exceed the gross vehicle weight rating (GVWR) when tank(s) are full are not permitted.

(4) Fuel servicing vehicles shall be properly maintained, cleaned, and reliable. Tanks, plumbing, filters, and other required equipment shall be free of leaks, rust, scale, dirt, and other contaminants. Trailers used for storage and transport of fuel shall have an effective wheel braking system.

(5) Spare filters, seals, and other components of the fuel-servicing vehicle filtering system shall be stored in a clean, dry area in the fuel service vehicle. A minimum of one set is required to be with the vehicle.

(6) The fuel servicing vehicle tank capacity shall be sufficient to sustain 8-hours of flight (14-hours of flight when the aircraft is doubled crewed and required in the Schedule of Items). Barrels are not acceptable. The fuel servicing vehicle manufacturers’ gross vehicle weight (GVW), with a full fuel tank, shall not be exceeded

(7) All tanks will be securely fastened to the vehicle frame in accordance with DOT regulations and shall have a sump or sediment settling area of adequate capacity to provide uncontaminated fuel to the filter.

(8) A 10-gallon per minute filter and pump is the minimum size acceptable. Filter and pump systems sizes shall be compatible with the helicopter being serviced.

(9) The filter manufacturer’s Operating, Installation and Service Manual shall be with the fuel-servicing vehicle. Filters shall be changed in accordance with the filter manufacturer’s manual, at a minimum of every 12-months, whichever is less, and documented. The filter vessel shall be placarded indicating filter change date and documented in service vehicle log.

(10) Gasoline engine driven pumps shall be designed to pump fuel, have shielded ignition system, Forest Service approved spark arrestor muffler, and a metal shield between the engine and pump. Other exposed terminal connections shall be insulated to prevent sparking in the event of contact with conductive material.

(11) Fuel trucks shall meet the dead man switch requirements as outlined in NFPA 407.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(b) Equipment

(1) Each aircraft fuel servicing tank vehicle shall have two fire extinguishers, each having a rating of at least 20-B: C with one extinguisher mounted on each side of the vehicle. Extinguishers shall comply with NFPA 10 Standards for Portable Fire Extinguishers.

(2) Fuel tanks shall be designed to allow contaminants to be removed from the sediment settling area.

(3) Only hoses compatible with aviation fuel shall be used for servicing. Hoses shall be kept in good repair. The hose shall be at least 50 feet in length, minimum of 1/2 the rotor diameter plus 20 feet for rapid refueling.

(4) Fuel nozzle shall include a 100-mesh or finer screen, a dust protective device, and a bonding cable with clip or plug. Except for closed circuit systems, no hold-open devices will be permitted.

(5) An accurate fuel-metering device for registering quantities in U.S. gallons of fuel pumped shall be provided. The meter shall be positioned in full view of the fuel handler while fueling the helicopter.

(6) Fuel servicing vehicle shall have adequate bonding cables.

(7) Fuel servicing vehicle shall comply with DOT and EPA requirements for transportation and storage of fuel, and shall carry sufficient petroleum product absorbent pads or materials to absorb or contain up to a 5-gallon petroleum product spill. The Contractor is responsible for proper disposal of all products used in the cleanup of a spill in accordance with the EPA, 40 CFR 261 and 262.

(8) Operator shall provide locking devices for all filler ports on all fuel storage tanks.

(c) Markings

(1) Each fuel-servicing vehicle shall have “NO SMOKING” signs with 3-inch minimum letters visible from both sides and rear of vehicle.

(2) Each vehicle shall also be conspicuously and legibly marked to indicate the nature of the fuel. The marking shall be on each side and the rear in letters at least 3 inches high on a background of sharply contrasting color such as Avgas by grade or jet fuel by type. Example: Jet-A white on black background.

(3) All fuel servicing vehicles shall be placarded in accordance with 49 CFR 172.

(d) Filtering System (Three-Stage or Single-Stage is acceptable)

(1) The first and third stage elements of a three-stage system and the elements of a single-stage system shall be new and installed by the Contractor during the annual inspection and witnessed by the Government Inspector, upon request.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(2) The separator element (Teflon screen) of the three-stage system shall be inspected and tested as prescribed by the manufacturer during the inspection. The filter assembly shall be placarded with that data.

(3) If equipped with a drain, the bottom of the filter assembly shall be mounted to allow for draining and pressure flushing into a container. If the unit is drained overboard, the fuel shall not come in contact with the exhaust system or the vehicle’s wheels. If the unit is equipped with a water sight gauge, the balls shall be visible.

(4) Three-Stage (filter, water separator, monitor) System:

Fueling systems shall utilize a three-stage system such as a Facet Part Number 050970-M2 for 20 gallon-per-minute (gpm) pump, or equal. A Facet Part Number 050971-M2 for a 10 gallon-per-minute pump, or equal. An acceptable third-stage (monitor) unit is Velcon CDF-220 Series for 20-gpm flow or Velcon CDF-210E for 10 gpm systems.

(5) Single-Stage System or Three-in-One Filter Canister:

Fueling systems shall utilize a single element system such as a Velcon filter canister with Aquacon cartridge of a size compatible with pumps flow rate.

(6) Differential pressure gauge(s) shall be installed and readable. Example: Velcon VF-61 canister with an ACO-51201C cartridge.

(e) Fuel Servicing

(1) General

(i) The Contractor shall supply all aircraft fuel unless the Government exercises the option of providing fuel. All fuel provided by the Contractor will be commercial grade aviation fuel. Only fuels meeting the specifications of American Society for Testing and Materials (ASTM) D-1655 (Type Jet A, A-1 or B), MIL T-5624 (Grade JP-4 or JP-5) for turbine engine powered aircraft are authorized for use.

(ii) Fueling operations, including storage and handling, shall comply with the airframe and engine manufacturer’s recommendations and all applicable FAA standards. NFPA Standard No. 407, Aircraft Fuel Servicing, shall be followed except that no passengers may be on board during fueling operations.

(iii) The contractor shall ensure that they are in compliance with 40 CFR Part 112: Oil Pollution Prevention; Spill Prevention, Control, and Countermeasure Plan Requirements (SPCC). An SPCC plan is required for each mobile fueler used on this contract regardless of bulk storage container (tank) size.

(iv) Fuel shall pass through a filtering system in accordance with the filter manufacturer’s recommendations.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(2) Rapid Refueling

(i) There are two approved methods (CCR and Open Port) for fueling helicopters with engine(s) running.

(A) Closed Circuit Refueling (CCR). This method of refueling uses a CCR system designed to prevent spills, minimized fuel contamination, and prevent escape of flammable fuel vapors. Open port nozzle Emco Wheaton Model G457 or equivalent may be used in place of CCR system.

(B) Open Port. This method of refueling allows flammable fuel vapors to escape.

(ii) Rapid refueling of helicopters is permitted if requested by the Government, and the Contractor follows NFPA 407 procedures, and the Contractor has an approved rapid refueling procedure. For 14 CFR Part 133 and 137 operators a copy of company rapid refueling procedures must be submitted prior to rapid refueling. Rapid refueling authorization shall be annotated on the approval card. Additionally, the Contractor shall meet the following requirements:

(A) A pilot shall be seated at the controls of the aircraft during refueling operations.

(B) The aircraft shall be shut down after every 4-hours of continuous operation.

(C) Personnel providing onsite fire protection are briefed on the Contractor’s rapid refueling procedures.

(D) Government personnel shall not refuel Contract aircraft unless the pilot requests Government assistance due to an emergency situation; or when the Government provides the fuel servicing system and dispensing personnel.

(E) The hose shall be at least 50 feet in length, minimum of 1/2 the rotor diameter plus 20 feet for rapid refueling.

(F) A Closed Circuit refueling adapter shall be provided to allow fueling of aircraft equipped for single point refueling.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(f) Fuel Quality Control Procedures

Compliance with fuel quality control requirements is the responsibility of the contractor. NFPA 407 shall be followed for Aircraft Fuel Servicing.

(1) Daily

(i) Check for and remove any water from fuel tanks. A water check will be performed each morning before the vehicle is moved, after every reloading of fuel, washing of equipment, and after a heavy rain or snowstorm.

(ii) Drain all filter/separator drain valves and check for water and other contaminants. Draw off any accumulation of water.

(iii) Draw off a sample from the fuel nozzle. Sample shall be collected in a clean, clear glass jar and examined visually. Any visual water, dirt, or filter fibers are not acceptable.

(2) During Helicopter Fueling Process

(i) Check sight gauge for water, if equipped

(ii) Visually inspect fueler for leaks. Repair as necessary.

(3) Weekly

(i) With pump operating, pressure flush filter assembly. Continue flush operation until sample is clear, clean, and bright.

(ii) Time flow rate with full open flow from nozzle. Record gallons-per-minute to nearest 1/10 gallon.

(iii) Check condition of covers, gaskets, and vents.

(iv) Inspect all fire extinguishers for broken seals, proper pressure, and recharge date. Recharge as necessary.

(v) Inspect hoses for abrasions, separations, or soft spots. Weak hoses will be replaced.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(4) Record Keeping. (Records shall be kept with the Fuel Truck) The fuel handler shall keep a record containing the following information: (as a minimum)

(i) Condition (clean, clear, bright, etc.) of fuel sample at:

(A) Nozzle

(B) Filter Sump

(C) Tank Sump

(ii) Flow rate in gallons per minute to the nearest 1/10 gallon

(iii) Filter change (reason & date)

(iv) Record of source, location, when and quantity of fuel loaded into servicing vehicle

(v) Fuel servicing vehicle tank ports will be secured and locked to prevent access by unauthorized individuals.

(g) P25 Digital VHF-FM Mobile Radio

(1) A P25 Digital VHF-FM two-way mobile radio, with a matched broadband antenna (Antenna Specialists ASPR7490, Maxrad MWB5803, or equivalent), shall be installed in the fuel-servicing vehicle. The radio shall provide selection of analog wideband (25.0 kHz),analog narrowband (12.5 kHz), and P25 Digital narrowband (12.5 kHz), channel spacing on each channel operating from 150 MHz to 174 MHz. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 30 watts nominal output power.

(2) Transceivers shall be set to operate in the narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

(3) The use of appropriate VHF-FM portable radios with suitable output power booster units is permissible. See the below VHF-FM Portable Radio section for portable radio requirements.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(4) All P25 digital radios will operate with current software as shown on www.nifc.gov/NIICD/hotsheet/hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Relm/BK Radio releases a new software version for their DMH radio on August 1st. The above website lists this new software version on September 15th. Therefore, all DMH radios used for aviation must operate with this new software by January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

(5) Approved P25 digital radios are listed at www.nifc.gov/NIICD/documents.html.

Note: It is highly recommended that a programming “cheat sheet” accompany the fuel servicing vehicle.

Note: When identified in Section B-12 as a required item, or when the Contractor elects to provide a P25 Digital VHF-FM Portable Radio as optional for contract consideration, the below specifications shall be in effect.

(h) P-25 Digital VHF-FM Portable Radio

(1) A P25 Digital VHF-FM two-way portable radio operating from 150 MHz to 174 MHz. The radio shall provide selection of analog wideband (25.0 kHz), analog narrowband (12.5 kHz), and P25 Digital narrowband (12.5 kHz) channel spacing on each channel. The radio shall be frequency-synthesized, equipped with a CTCSS sub-audible tone encoder having a minimum of 32 selectable tones meeting the current TIA/EIA-603 standard, and develop a minimum of 1 watt nominal output power but no more than 10 watts nominal output power. Modified or Family Service Radios (FSR) are not acceptable.

(2) Transceivers shall be set to operate in the analog narrowband mode unless local requirements dictate otherwise. All radios must have the ability to be programmed in the field by the radio operator without the aid of a computer or the services typically found in a radio shop.

(3) When the above Fuel Service Vehicle Radio requirement is met with the use of a VHF-FM portable radio with output power booster, that portable VHF-FM radio may be used to comply with this section as long as the portable radio complies with all specified VHF-FM Portable Radio requirements. The VHF-FM portable radio used in the fuel service vehicle must be removable and still operate as a portable radio.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 8 - FUEL SERVICING EQUIPMENT REQUIREMENTS (Continued)

(4) At least two fully charged batteries per radio are required at the beginning of each shift when using rechargeable batteries. The contractor supplied batteries must operate the portable radio throughout the shift. It is highly recommended that all portable radios utilize an AA alkaline battery clamshell. A source of 115 VAC power may not be available for rechargeable batteries.

Note: It is highly recommended that a programming “cheat sheet” accompany the VHF-FM portable radio. Additionally, the radio should have a carrying case or chest pack carrier and utilize AA batteries.

(5) All P25 digital radios will operate with current software as shown on www.nifc.gov/NIICD/hotsheet/hotsheet.html. Software versions identified on this website by October 1st will be acceptable for the following year. The only exception is more up-to-date software versions as released by the manufacturer. P25 digital radios without a software version listing will be upgraded to the current version within six months of release by the manufacturer. As an example, Motorola releases a new software version for their XTS2500 radio on August 1st. The above website lists this new software version on September 15th. Therefore, all XTS2500 radios used for aviation must operate with this new software by January 1st. However, if the website did not list this new software until October 10th, the software would not be required until end of the following year.

(6) Approved P25 digital radios are listed at www.nifc.gov/NIICD/documents.html.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 9 - OPERATIONS AND SAFETY PROCEDURES GUIDE FOR HELICOPTER PILOTS

It is important for Contract pilots to be familiar with the Contract specifications. See Forest Service website: http://www.nifc.gov/aviation/helicopters.htm

Pilot operation briefings will emphasize the following areas:

1.                         Pilot Authority and Responsibility

2.                         Helicopter Management

3.                         Operational Requirements

4                            Operating Limitations and Weather Requirements

5.                         FM Radio and GPS Operations

6.                         Flight Following and Flight Plans

7.                         Incident Airspace

8.                         Knowledge and Procedure Overview

9.                         Regional Procedures

10.                   Reference Web Sites

11.                   Pilot Certification

12.                   Verification of Long-Line and/or Snorkel Training

13.                   Flight Hour requirements and experience verification

14.                   Required documentation for pilot carding

Note: It is the company’s responsibility to submit verification of pilot security background checks for all pilots working under exclusive use contracts only to the National Helicopter Program Manager and the Helicopter Inspector Pilot (HIP).

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 10 - INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING

National Interagency Helicopter Standards require that contractors develop a Vertical Reference / External Load Training Syllabus and that contract pilots receive this training before applying for Agency Special Use approval. Each contract pilot must have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation by an Interagency Helicopter Inspector Pilot.

The Applicant has demonstrated VTR proficiency with a 150’ long-line by:

1) Exhibiting knowledge of the elements of vertical reference / external load operations.

2) Performing a thorough preflight briefing of ground personnel to include hookup procedures, signals, and pilot and ground personnel actions in the event of an emergency or hook malfunction.

3) Visually determining that the cargo hook(s) and cables are installed properly and that electrical and manual releases are functioning properly.

4) Ascending vertically using vertical reference techniques while centered over the load until the load clears the ground, then maintain a stable hover with a load 10 feet (+ - 5-feet) above the ground for 30 seconds. (The applicant should insure that the long-line does not become tangled on external parts of the helicopter).

5) Controlling the hook movement and stopping load oscillations while in a hover.

6) Maintaining positive control of the load throughout the flight while maintaining specified altitude within 50 feet, airspeed within 10 knots, and heading within 10 degrees.

7) Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover with the load 10 feet above the ground (+ -5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

8) Maintaining the proper approach angle and rate of closure to establish an out-of-ground effect hover within a confined area with the load 10 feet above the ground (+ - 5 feet) for 30 seconds and then placing the load within a 10-foot radius of the specified release/touchdown point.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference / External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE:
Signature

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 10 - INTERAGENCY GUIDELINES FOR VERTICAL REFERENCE/EXTERNAL LOAD TRAINING (Continued)

National Interagency Helicopter Standards require that contractors develop a Vertical Reference training syllabus for pilots who fly helicopters with a fixed tank and snorkel and that contract pilots receive initial and recurrent training before applying for agency Special Use approval. Each contract pilot shall have a current proficiency endorsement from the company’s chief pilot in order to qualify for a Flight Evaluation Check by an Interagency Helicopter Inspector Pilot.

VERTICAL REFERENCE GUIDELINES FOR HELICOPTERS USING A FIXED TANK WITH SNORKLE

The pilot shall demonstrate proficiency with the snorkel by:

•                       Exhibiting knowledge of the elements of vertical reference operations.

•                       Performing a thorough preflight of the tank and snorkel

•                       Establishing a hover before takeoff by ascending vertically using vertical reference techniques while not dragging the snorkel.

•                       Establishing and maintaining the proper approach angle and rate of closure to establish a 5 foot snorkel height above the porta-tank and then lowering the snorkel into the tank. Maintain a stable hover for 30 seconds. Ascend vertically while keeping the snorkel clear of the edges of the tank until the snorkel is at least five (5) feet above the tank. Transition to forward flight without allowing the snorkel to settle back into the tank,

OR

•                       Establishing and maintaining a proper approach angle and rate of closure to establish a 5 foot snorkel height above the ground and over a circle of 8 to 10 feet in diameter. The circle shall be marked by paint or other easily identifiable material. From a stable hover, lower the aircraft until the snorkel head is touching the ground. Execute a 360 degree turn (left or right) while maintaining the snorkel head in contact with the ground within the circle and not allowing any part of the snorkel hose to touch the outside of the circle. The maneuver should be completed in 90-120 seconds,

AND

•                       Perform a landing while placing the main landing gear in a 6 foot diameter circle.

NAME:	CERT NO:	☐ INITIAL	☐ RECURRENT
(Check One)

I certify that the above listed pilot has completed training as outlined in the National Interagency Helicopter Standards and meets the currency and performance requirements of this company’s Vertical Reference/External Load Training Manual and recommend him/her for evaluation.

CHIEF PILOT:		COMPANY:
Printed Name

CHIEF PILOT:		DATE:
Signature

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 11 - HELICOPTER MAKE/MODEL/SERIES LIST

Grouping of like makes and models of aircraft allows determination of pilot authority. Differences training shall be completed for each of the makes/models in a grouping. Make/model qualification and currency are met with time flown in any aircraft in grouping.

When make/model/series currency is specified in the procurement document, only that specific make/model/series may be used to determine currency.

Make	Model
Agusta	A-119
Agusta	AW-139

Bell	47 Series (All Recips)
Bell	47Series (Soloy)
Bell	206A, 206B, 206B3
Bell	206L, 206L1, 206L3, 206L4
Bell	407
Bell	204, 205, UH-1, All Series
Bell	212, 412
Bell	214
Bell	210

Boeing	BV-107-11, KV-107-II
Boeing	BV-234, CH-47
Boeing	369 (500) Series
Boeing	MD-600N
Boeing	MD-900, 902

Enstrom	28 Series

Eurocopter	SA-315, SA-316, SA-319 (Alouette/Lama)
Eurocopter	SA-318
Eurocopter	AS 350 Series (A-star)
Eurocopter	AS-355 Series (Twin Star)
Eurocopter	SA-341 (Gazelle)
Eurocopter	SA-360
Eurocopter	SA-365 (Dauphin)
Eurocopter	SA-330, AS-332 (Puma)
Eurocopter	MBB-105 Series
Eurocopter	BK-117 Series
Eurocopter	EC-145
Eurocopter	EC-135
Eurocopter	EC-120
Eurocopter	BO-105

Hiller	12 Series (Recips)
Hiller	12 Series (Soloy)
Hiller	FH-1100

Hughes/Schweizer	269 (300) Series (Recips)
Schweitzer	330

Sikorsky	S-55, H-19 (Recip), S-55T
Sikorsky	S-58, H-34 Series (Recip), S-58T Series
Sikorsky	S-62
Sikorsky	S-61 Series, SH-3
Sikorsky	S-64, CH-54
Sikorsky	CH-53
Sikorsky	S-76 Series
Sikorsky	S-70, Uh-60 Series

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 12 - HELICOPTER SERVICES HOURLY FLIGHT RATES, FUEL CONSUMPTION AND WEIGHT REDUCTION CHART

FOR CONTRACTS AWARDED 2011 -2013 (CWN/Exclusive Use) - Effective February, 16, 2011

COMPANY	AIRCRAFT TYPE	FUEL CONSUMPTION (gal/hr)	February 16, 2011 HOURLY FLIGHT RATE ($/HR)	LOAD CALCULATION Weight Reduction (lbs)
AGUSTA WESTLAND	AW 119 Koala	55	$1,161.00	230
	AW 139	129	$2,366.00	335
	EH 101	211	$4,499.00	Not Established
AEROSPATIALE	SA 315B	58	$1,652.00	180
	SA 316B	58	$1,653.00	170
	SA 318C	45	$1,538.00	80
	SA 319B	45	$1,544.00	150
	AS 330J	179	$4,189.00	500
	SA 332L1	160	$4,018.00	N/A
	SA 341G	45	$1,514.00	170
	AS 350B	45	$1,060.00	130
	AS 350BA	45	$1,051.00	130
	AS 350B1	46	$1,053.00	160
	AS 350B2	48	$1,065.00	160
	AS 350B3	50	$1,128.00	175
	AS 350D	38	$1,037.00	130
	AS-355F-1/355F-2	58	$1,319.00	140
	AS 365N1	87	$2,072.00	275
	EC 120	31	$808.00	Not Established
	EE 130B4	63	$1,087.00	Not Established
	EC 135	64	$1,316.00	220
	EC 145	80	$1,760.00	Not Established
	EC 155B1	95	$2,196.00	Not Established
	EC 225	183	$3,746.00	Not Established
BELL:	47/SOLOY	23	$656.00	120
	204B (UH-1 Series)	86	$1,651.00	200
	204 Super B	90	$1,676.00	200
	205A-1	88	$1,644.00	260
(CORRECTED)	205A-1++	90	$1,652.00	260
	206B-II	25	$794.00	100
	206B-III	27	$816.00	130
	206L-1	32	$956.00	150
	206L-3	38	$998.00	180
	206L-4	38	$980.00	180
	210	90	$1,653.00	260
	212	100	$1,906.00	390
	214B	160	$2,741.00	380
	214B1	145	$2,573.00	380
	214ST	133	$3,053.00	420
	222A	70	$1,893.00	Not Established
	222B	83	$1,973.00	Not Established
	222UT	83	$1,973.00	Not Established
	407	45	$1,114.00	155
	412	110	$2,066.00	390
	412HP	110	$2,039.00	390
	UH-1B	86	$1,619.00	N/A
	UH-1B Super	88	$1,631.00	N/A
	UH-1F	88	$1,666.00	N/A
	UH-1H (13 engine)	88	$1,631.00	N/A
	UH-1H (17 engine)	90	$1,658.00	N/A
	TH-1L	88	$1,631.00	N/A
BOEING:	BV-107	180	$3,847.00	N/A
	BV-234	405	$6,928.00	N/A
HILLER:	*SL-3/4	21	$641.00	90
	H-1100B	22	$820.00	130
	UH-12/Soly	23	$722.00	100
KAMEN:	H43-F	85	$1,570.00	N/A
**REV 2-7-11	K-1200	85	$1,850.00	N/A
MBB:	B0105CBS	58	$1,268.00	180
	BK-117	77	$1,778.00	160
McDONNELL.	500C	23	$821.00	110
DOUGLAS:	500D/E	28	$835.00	120
	520N	32	$902.00	100
	530F	34	$935.00	120
	600N	41	$1,071.00	155
	900/902	69	$1,444.00	210
SIKORSKY	CH 53D	425	$6,793.00	N/A
	CH 54/S 64	525	$7,323.00	N/A
	S-55T	47	$1,162.00	170
	S-58D/E	83	$1,870.00	N/A
	S-58T/PT6T-3	115	$2,306.00	400
	S-58T/PT6T-6	115	$2,306.00	460
	S-61N	170	$3,763.00	550
	S-62A	70	$1,359.00	300
	S-70	160	$3,554.00	N/A
	S-76C+	90	$2,119.00	Not Established
	S-92	178	$3,180.00	Not Established
AVERAGE GALLON PRICE:		JET FUEL:	$5.02

Amendment 1

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 13 - INTERAGENCY HELICOPTER LOAD CALCULATION

Vendors shall use Computed Gross Weight from Exhibit 22 for load calculation purposes for submitting proposals (See Exhibit 22 Computed Gross Weight). For field operations use current temperature and elevation for performance planning purposes.

Instructions

A load calculation must be completed for all flights. A new calculation is required when operating conditions change (± 1000’ in elevation or ± 5°C in temperature) or when the Helicopter Operating Weight changes (such as changes to the Equipped Weight, changes in flight crew weight or a change in fuel load).

All blocks must be completed. Pilot must complete all header information and Items 1-13. Helicopter Manager completes Items 14 & 15.

1.               DEPARTURE — Name of departure location and current Pressure Altitude (PA, read altimeter when set to 29.92) and Outside Air Temperature (OAT, in Celsius) at departure location.

2.               DESTINATION — Name of destination location and PA & OAT at destination. If destination conditions are unknown, use MSL elevation from a map and Standard Lapse Rate of 2° C/1000’ to estimate OAT.

Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate the most restrictive values used to obtain Computed Gross Weight in Line 7b.

3.               HELICOPTER EQUIPPED WEIGHT — Equipped Weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by contract (i.e. survival kit, rappel bracket).

4.               FLIGHT CREW WEIGHT — Weight of the Pilot and any other assigned flight crewmembers on board (i.e. Co-pilot, flight engineer, navigator) plus the weight of their personal gear.

5.               FUEL WEIGHT — Number of gallons onboard X the weight per gallon (Jet Fuel = 7.0 lbs/gal; AvGas = 6.0 lbs/gal).

6.               OPERATING WEIGHT — Add items 3, 4 and 5.

7a.         PERFORMANCE REFERENCES — List the specific Flight Manual supplement and hover performance charts used to derive Computed Gross Weight for Line 7b. Separate charts may be required to derive HIGE, HOGE and HOGE-J. HIGE: use Hover-In-Ground-Effect, External/Cargo Hook Chart (if available). HOGE & HOGE-J: use Hover-Out-Ground-Effect charts for all HOGE operations.

7b.        COMPUTED GROSS WEIGHT - Compute gross weights for HIGE, HOGE and HOGE-J from appropriate Flight Manual hover performance charts using the Pressure Altitude (PA) and temperature (OAT) from the most restrictive location, either Departure or Destination. Check the box in Line 1 (Departure) or Line 2 (Destination) to indicate which values were used to obtain Computed Gross Weight.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 13 - INTERAGENCY HELICOPTER LOAD CALCULATION (Continued)

8.               WEIGHT REDUCTION — The Government Weight Reduction is required for all “non-jettisonable” loads. The Weight Reduction is optional (mutual agreement between Pilot and Helicopter Manager) when carrying jettisonable loads (HOGE-J) where the pilot has total jettison control. The appropriate Weight Reduction value, for make & model, can be found in the current helicopter procurement document (contract).

9.               ADJUSTED WEIGHT — Line 7b minus Line 8.

10.         GROSS WEIGHT LIMITATION — Enter applicable gross weight limit from Limitations section of the basic Flight Manual or the appropriate Flight Manual Supplement. This may be Maximum Gross Weight Limit for Take-Off and Landing, a Weight/Altitude/Temperature (WAT) limitation or a Maximum Gross Weight Limit for External Load (jettisonable). Limitations may vary for HIGE, HOGE and HOGE-J.

11.         SELECTED WEIGHT — The lowest weight, either line 9 or 10, will be entered for all loads. Applicable limitations in the Flight Manual must not be exceeded.

12.         OPERATING WEIGHT — Use the value entered in Line 6.

13.         ALLOWABLE PAYLOAD — Line 11 minus Line 12 is the maximum allowable weight (passengers and/or cargo) that can be carried for the mission. Allowable Payload may differ for HIGE, HOGE and HOGE-J.

14.         PASSENGERS AND/OR CARGO — Enter passenger names and weights and/or type and weights of cargo to be transported. Include mission accessories, tools, gear, baggage, etc. A separate manifest may be used.

15.         ACTUAL PAYLOAD — Total of all weights listed in Item 14. Actual payload must not exceed Allowable Payload for the intended mission profile, i.e. HIGE, HOGE or HOGE-J.

Both Pilot and Helicopter Manager must review and sign the form. Check if HazMat is being transported. Manager must inform the pilot of type, quantity and location of HazMat onboard.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 13 - INTERAGENCY HELICOPTER LOAD CALCULATION (Continued)

INTERAGENCY HELICOPTER LOAD CALCULATION OAS-67/FS 5700-17 (11/03)	MODEL
N#
PILOT(S)	DATE
MISSION	TIME
1	DEPARTURE	PA	OAT
2	DESTINATION	PA	OAT
3	HELICOPTER EQUIPPED
4	FLIGHT CREW WEIGHT
5	FUEL WT ( gallons X 7 lbs per gal)
6	OPERATING WEIGHT (3 + 4 + 5)

Non-Jettisonable	Jettisonable
HIGE	HOGE	HOGE-J

7a	PERFORMANCE REF (List page/chart from FM)
7b	COMP GROSS WT (Req for all Non-Jettisonable)
8	WT REDUCTION (Req for all Non-Jettisonable)
9	ADJUSTED WEIGHT (7b minus 8)
10	GROSS WT LIMIT (FM Limitations Section)
11	SELECTED WEIGHT (Lowest of 9 or 10)
12	OPERATING WEIGHT ((From Line 6)
13	ALLOWABLE PAYLOAD (11 minus 12)
14	PASSENGERS/CARGO MANIFEST

15	ACTUAL PAYLOAD (Total of all weights listed in item 14) Line 15 must not exceed Line 13 for the intended mission

PILOT SIGNATURE	HazMat
MGR SIGNATURE	Yes ☐ No ☐

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 14 - HELICOPTER AND FUEL SERVICE TRUCK PRE-USE CHECKLIST

GENERAL

Date:	Aircraft Make/Model:			N #:
Vendor:
Pilot(s) Name(s):
Card Expiration Date(s):
Pilot(s) Carded For Intended Mission(s)?		☐ Yes ☐ No
A/C Card Expiration Date:		A/C Carded For Intended Missions:		☐ Yes ☐ No
Departure Base:		Departure Hobbs Reading:		Arrival Hobbs Reading:
Copy of Contract on Board Aircraft:				☐ Yes ☐ No HazMat HB/Exemption/ERG: ☐ Yes ☐ No

LOGBOOK REVIEW

50/100-Hr., Progressive, Or Other Inspection Program Up-To-Date:				☐ Yes	☐ No
Entries Indicating Damage To Aircraft:				☐ Yes	☐ No
Form HCM-5 “Turbine Engine Performance Analysis’ Onboard Aircraft:				☐ Yes	☐ No
Power Check Completed/Results Satisfactory:				☐ Yes	☐ No
Comments:

CONDITION OF HELICOPTER

Item	OK	Document Inoperable Or Damaged Equipment (Dents, Tears, Leaks, Etc.)
Skin and Exterior
Windows
Doors
Upholstery
Cargo Compartment
Skids/Wheels
Fixed Tank
Other
Comments:

REQUIRED HELICOPTER EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Seat Belts and Harnesses				Strobe Light(s)
Hi-Visibility Paint on Main Rotor Blades				Survival Kit
VHF-FM Radio				First Aid Kit
VHF-AM 760 Channel				Fire Extinguisher(s)
Auxiliary Radio Adapter				Cargo Hook
GPS				Convex Mirror
High Skid Gear				Buckets (Appropriate Sizes)
Nine-Pin Connector (Type II and III Helicopters)				Anti-Theft Security Measures in Place
Comments:

REQUIRED SERVICE TRUCK EQUIPMENT INSTALLED AND OPERATIVE (CONSULT CONTRACT)

Item		Yes	No	Item	Yes	No
Spare Set of Filters				Filter Change Data Placarded
Fire Extinguisher(s) Current Inspection				Bonding Cables
Hazmat Marking and Placards				Fuel Quality Control Log
Inspection Sticker				Absorbent Materials for Spills
Beginning Odometer Reading:
Comments:

Signature of Inspecting Govt. Representative & Pilot			Print Name		Date

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 15 - PERFORMANCE REPORT

To be completed at the end of the Mandatory Availability Period

CONTRACTOR’S NAME:	CONTRACT # :	A/C N-#
YOUR NAME:	EMAIL:	AGENCY:
YOUR ASSIGNMENT DATE:	RELEASE DATE:	PHONE # :

1. Was the helicopter kept clean and neat?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

2. Did the fuel truck provide reliable service?
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

3. Did the company keep you fully informed on the condition of the crew, helicopter, and fuel truck? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
QUALITY COMMENTS:

4. Did the contractor abide by all provisions of the contract?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

5. Would you take your next assignment with this contractor?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
COST CONTROL COMMENTS:

6. Was the crew and helicopter supported by the company in a timely manner?		Yes ☐ No☐
TIMELINESS OF PERFORMANCE COMMENTS:

7. During any mechanical problems, were you informed of the problem and the progress of the work being done to fix the aircraft? Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS OF PERFORMANCE COMMENTS:

8. Did the flight crew/fuel truck/mechanic arrive on time each day?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
TIMELINESS PERFORMANCE COMMENTS:

9. Were crew changes handled with little or no confusion, and, was there a briefing between crew members being
exchanged?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

10. Were you treated like a preferred customer?		Yes ☐ No☐
DOES NOT MEET REQUIREMENTS	1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐	EXCEEDS ALL REQUIREMENTS
BUSINESS RELATIONS COMMENTS:

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION

WD 95-0222 (Rev. -31) was first posted on www.wdol.gov on 12/07/2010

Aerial Photographers/Seeding/Spraying

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Shirley F. Ebbesen	Division of Wage	Wage Determination No: 1995-0222
Director	Determinations	Revision No: 31
Date Of Revision: 11/29/2010

Nationwide: Applicable in the continental U.S. Alaska, Puerto Rico, Hawaii and Virgin Islands.

**Fringe Benefits Required Follow the Occupational Listing**

Employed on U.S. Government contracts for aerial photographer, aerial seeding, aerial spraying, transportation of personnel and cargo, fire reconnaissance, administrative flying, fire detection, air taxi mail service, and other flying services.

OCCUPATION CODE - TITLE	FOOTNOTE	RATE

31010 - Airplane Pilot		25.27
(not set) - First Officer (Co-Pilot)		23.01
(not set) - Aerial Photographer		12.63

EXCEPT SCHEDULED AIRLINE TRANSPORTATION AND LARGE MULTI-ENGINE AIRCRAFT SUCH AS THE B-727, DC-8, AND THE DC-9.

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.50 per hour or $140.00 per week or $606.67 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

VACATION (Hawaii): 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HEALTH & WELFARE (Hawaii): $1.42 per hour, or $56.80 per week, or $246.13 per month hour for all employees on whose behalf the contractor provides health care benefits pursuant to the Hawaii prepaid Health Care Act. For those employees who are not receiving health care benefits mandated by the Hawaii prepaid Health Care Act, the new health and welfare benefit rate will be $3.50 per hour.

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working, with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of’$3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS **

Aerial Photographer

The aerial photographer must be skilled in reading flight maps, capable of assisting the pilot to adhere to flight lines, be able to level and operate a cartographic camera and its auxiliary equipment mounted in the aircraft so that the photographs that are taken will have the required forward lap and side lap for use in photogrammetric mapping equipment, and possess a working knowledge of aerial films and camera filters to insure proper exposure of the films.

First Officer (Co-Pilot)

Is second in command of commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Assists or relieves an airline captain in operating the controls of an airplane; monitoring flight and engine instruments; and maintaining air-to-ground communications.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

WAGE DETERMINATION - LOWER 48

Department of Labor Wage Determination Information

WD 95-0221 (Rev.-26) was first posted on www.wdol.gov on 11/23/2010

Emergency Incident/Fire Safety Services

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Shirley F. Ebbesen	Division of Wage	Wage Determination No: 1995-0221
Director	Determinations	Revision No: 26
Date Of Revision: 11/18/2010

NATIONWIDE: Applicable in the continental U.S., Hawaii, Alaska and American Samoa.

Alaska: Entire state.

American Samoa: Entire state

Hawaii: Entire state.

Midwestern Region: Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, Wisconsin Northeast Region: Connecticut, Maine, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, Vermont Southern Region: Alabama, Arkansas, Delaware, District of Columbia, Florida, Georgia, Kentucky, Louisiana, Maryland, Mississippi, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia, West Virginia Western Region: Arizona, California, Colorado, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming

**Fringe Benefits Required Follow the Occupational Listing**

Employed on contracts for Emergency Incident and Fire Safety services.

OCCUPATION CODE -TITLE	FOOTNOTE	RATE
01000 - Administrative Support And Clerical Occupations
01613 - Word Processor III
Alaska		18.19
Continental U.S.		18.19
Hawaii and American Samoa		17.95

05000 - Automotive Service Occupations
05190 - Motor Vehicle Mechanic
Alaska		25.66
Hawaii and American Samoa		17.05
Midwestern Region		20.26
Northeast Region		19.02
Southern Region		17.72
Western Region		20.49

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

05220 - Motor Vehicle Mechanic Helper
Alaska	18.56
Hawaii and American Samoa	13.13
Midwestern Region	13.14
Northeast Region	14.81
Southern Region	11.43
Western Region	13.88

07000 - Food Preparation And Service Occupations
07010 - Baker
Alaska	15.42
Hawaii and American Samoa	15.40
Midwestern Region	12.92
Northeast Region	14.67
Southern Region	10.56
Western Region	16.10
07041 - Cook I
Alaska	13.28
Hawaii and American Samoa	12.96
Midwestern Region	9.50
Northeast Region	11.86
Southern Region	9.05
Western Region	10.83
07042 - Cook II
Alaska	15.31
Hawaii and American Samoa	14.47
Midwestern Region	10.70
Northeast Region	13.36
Southern Region	10.20
Western Region	12.20
07070 - Dishwasher
Alaska	11.38
Hawaii and American Samoa	12.47
Midwestern Region	7.69
Northest Region	8.24
Southern Region	7.99
Western Region	8.29
07130 - Food Service Worker
Alaska	11.60
Hawaii and American Samoa	11.54
Midwestern Region	9.07
Northeast Region	10.88
Southern Region	8.58
Western Region	9.44
07210 - Meat Cutter
Alaska	18.92
Hawaii and American Samoa	18.37
Midwestern Region	15.94
Northeast Region	18.56
Southern Region	13.30
Western Region	17.41

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

12000 - Health Occupations
12040 - Emergency Medical Technician
Alaska	22.19
Continental U.S.	16.17
Hawaii and American Samoa	18.18

21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator
Alaska	21.32
Hawaii and American Samoa	16.61
Midwestern Region	15.32
Northeast Region	14.97
Southern Region	12.67
Western Region	16.38
21150 - Stock Clerk
Alaska	13.77
Hawaii and American Samoa	10.86
Midwestern Region	12.16
Northeast Region	12.01
Southern Region	11.65
Western Region	12.32

23000 - Mechanics And Maintenance And Repair Occupations
23021 - Aircraft Mechanic I
Alaska	27.03
Continental U.S.	27.80
Hawaii and American Samoa	27.94
23040 - Aircraft Mechanic Helper
Alaska	21.19
Continental U.S.	20.90
Hawaii and American Samoa	20.17
23060 - Aircraft Servicer
Alaska	23.68
Continental U.S.	23.85
Hawaii and American Samoa	23.41
23160 - Electrician, Maintenance
Alaska	30.51
Hawaii and American Samoa	26.29
Midwestern Region	22.91
Northeast Region	24.55
Southern Region	19.58
Western Region	23.39
23440 - Heavy Equipment Operator
Alaska	24.96
Hawaii and American Samoa	17.76
Midwestern Region	20.26
Northeast Region	19.02
Southern Region	17.72
Western Region	20.49
23470 - Laborer
Alaska	15.14
Hawaii and American Samoa	14.70	‘

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

Midwestern Region	12.32
Northeast Region	12.43
Southern Region	10.03
Western Region	11.64
23530 - Machinery Maintenance Mechanic
Alaska	28.47
Hawaii and American Samoa	28.09
Midwestern Region	17.56
Northeast Region	18.37
Southern Region	13.91
Western Region	17.42
23580 - Maintenance Trades Helper
Alaska	20.82
Hawaii and American Samoa	16.06
Midwestern Region	16.53
Northeast Region	15.44
Southern Region	13.90
Western Region	14.34

27000 - Protective Service Occupations
27070 - Firefighter
Alaska	11.53
Hawaii and American Samoa	9.40
Midwestern Region	7.51
Northeast Region	7.93
Southern Region	7.51
Western Region	7.93

30000 - Technical Occupations
30210 - Laboratory Technician
Alaska	22.32
Hawaii and American Samoa	21.23
Mid Western Region	19.84
Northeast Region	18.36
Southern Region	20.18
Western Region	18.87

31000 - Transportation/Mobile Equipment Operation Occupations
31030 - Bus Driver
Alaska	20.94
Hawaii and American Samoa	13.60
Midwestern Region: 1 1/2 to 4 tons	17.26
Midwestern Region: over 4 tons	18.04
Midwestern Region: under 1 1/2 tons	12.91
Northeast Region: 1 1/2 to 4 tons	17.69
Northeast Region: over 4 tons	18.46
Northeast Region: under 1 1/2 tons	13.72
Southern Region: 1 1/2 to 4 tons	15.76
Southern Region: over 4 tons	16.34
Southern Region: under 1 1/2 tons	8.78
Western Region: 1 1/2 to 4 tons	16.25
Western Region: over 4 tons	16.71

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

Western Region: under 1 1/2 tons	10.23
31361 - Truckdriver, Light
Alaska	19.60
Hawaii and American Samoa	10.72
Midwestern Region	12.91
Northeast Region	13.72
Southern Region	8.78
Western Region	10.23
31362 - Truckdriver, Medium
Alaska	21.22
Hawaii and American Samoa	13.59
Midwestern Region	17.26
Northeast Region	17.69
Southern Region	15.71
Western Region	16.25
31363 - Truckdriver, Heavy
Alaska	22.43
Hawaii and American Samoa	14.83
Midwestern Region	18.04
Northeast Region	18.46
Southern Region	16.34
Western Region	17.32
31364 - Truckdriver, Tractor-Trailer
Alaska	23.62
Hawaii and American Samoa	15.02
Midwestern Region	21.46
Northeast Region	18.58
Southern Region	17.18
Western Region	17.67

47000 - Water Transportation Occupations
47021 - Cook-Baker/Second Cook/Second Cook-Baker/Assistant Cook
Alaska	15.25
Hawaii and American Samoa	14.47
Midwestern Region	10.70
Northeast Region	13.36
Southern Region	10.19
Western Region	12.20

92000 - Non Standard Occupations
(not set) - Quality Assurance Representative I
Alaska	18.95
Hawaii and American Samoa	19.47
Midwestern Region	17.06
Northeast Region	18.01
Southern Region	18.68
Western Region	17.19
(not set) - Quality Assurance Representative II
Alaska	24.79
Hawaii and American Samoa	23.14
Midwestern Region	21.04
Northeast Region	22.36

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

Southern Region	19.76
Western Region	20.84
(not set) - Quality Assurance Representative III
Alaska	26.37
Hawaii and American Samoa	25.18
Midwestern Region	24.77
Northeast Region	26.32
Southern Region	23.37
Western Region	24.99
(not set) - Chief Cook
Alaska	20.26
Hawaii and American Samoa	24.28
Midwestern Region	17.86
Northeast Region	21.61
Southern.Region	16.36
Western Region	19.89
(not set) - Environmental Protection Specialist
Alaska	31.95
Hawaii and American Samoa	29.55
Midwestern Region	26.87
Northeast Region	32.23
Southern Region	27.36
Western Region	28.30
(not set) - Fire Safety Professional
Alaska	31.93
Hawaii and American Samoa	29.55
Midwestern Region	26.87
Northeast Region	32.23
Southern Region	27.36
Western Region	28.30
(not set) - Aircraft Quality Control Inspector
Alaska	28.27
Continental U.S.	29.07
Hawaii and American Samoa	29.22
99000 - Miscellaneous Occupations
99730 - Refuse Collector
Alaska	11.19
Hawaii and American Samoa	10.34
Midwestern Region	9.57
Northeast Region	10.92
Southern Region	7.51
Western Region	9.31

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.50 per hour or $140.00 per week or $606.67 per month

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

VACATION (Hawaii): 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HEALTH & WELFARE (Hawaii): $1.42 per hour, or $56.80 per week, or $246.13 per month hour for all employees on whose behalf the contractor provides health care benefits pursuant to the Hawaii prepaid Health Care Act. For those employees who are not receiving health care benefits mandated by the Hawaii prepaid Health Care Act, the new health and welfare benefit rate will be $3.50 per hour.

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol,gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

The process for preparing a conformance request is as follows:

1)   When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)   After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)   The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b) (2) of Regulations 29 CFR Part 4).

4)   Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)   The contracting officer transmits the Wage and Hour decision to the contractor.

6)   The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS **

Aircraft Quality Control Inspector

Develops and implements quality control and ground safety programs to ensure compliance with contract specifications. Inspects and verifies proper completion and documentation of safety and flight discrepancies. Briefs and debriefs pilots and crew members assigned to functional check flights. Evaluates personnel, including verification of skills, training and experience. Performs audits and inspections of work centers and ongoing maintenance actions, procedures, equipment and facilities.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

Monitors timeliness and applicability of aircraft maintenance technical data and technical library. Reviews maintenance source documents, aircraft inspection records, notes recurring discrepancies or trends and initiates appropriate action. Manages the material deficiency and technical order improvement program.

Reviews engineering investigation requests. Initiates and reviews quality deficiency reports, technical deficiency reports and hazardous material reports, ensuring that they are accurate, clear, concise and comprehensive. Receives aircraft and explosive mishap reports and studies them for applicability. Oversees aircraft weight and balance program. Conducts safety inspections, training and drills.

Chief Cook

Directs and participates in the preparation and serving of meals; determines timing and sequence of operations required to meet serving times; inspects galley/kitchen unit and equipment for cleanliness and proper storage and preparation of food. Many plan or assist in planning meals and taking inventory of stores and equipment.

Environmental Protection Specialist

Environmental protection specialist positions require specialized knowledge of the principles, practices, and methods of program or administrative work relating to environmental protection programs. This entails (1) an understanding of the philosophy underlying environmental regulation; (2) knowledge of environmental laws and regulations; (3) knowledge of the planning, funding, organization, administration, and evaluation of environmental programes; (4) practical knowledge of environmental sciences and related disciplines, the effects of actions and technology on the environment, the means of preventing or reducing pollution, and the relationship between environmental factors and human health and well-being; and (5) practical knowledge of important historic, cultural, and natural resources (including land, vegetation, fish, wildlife, endangered species, forests) and the relationship between the preservation and management of these resources and environmental protection. Environmental protection specialists apply specialized knowledge of one or more program or functional areas of environmental protection work, but do not require full professional competence in environmental engineering or science.

Fire Safety Professional

The Fire Safety Professional works to control and extinguish fires, rescue persons endangered by fire, and reduce or eliminate potential fire hazards. It also controls hazardous materials incidents, provides emergency medical services, trains personnel in fire protection and prevention, operates fire communications equipment, develops and implements fire protection and prevention plans, procedures, and standards and, advises on improvements to structures for better fire prevention.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 16 - DEPARTMENT OF LABOR WAGE DETERMINATION (Continued)

Quality Assurance Representative I

A Quality Assurance Representative I independently inspects a few standardized procedures, items or operations of limited difficulty. A Quality Assurance Representative I’s assignments involve independent record keeping and preparation of reports, inspection and testing, interpretation of plans and specifications and observation of construction activities to check adherence to safety practices and requirements. Quality Assurance Representative I’s maintain work relationships with contractor supervisory personnel. Contacts involve obtaining information on sequence of operations and work methods, explaining standard requirements of plans and specifications, and informing the contractor of inspection results.

Quality Assurance Representative II

A Quality Assurance Representative II independently inspects a wide variety of standardized items or operations requiring a substantial knowledge of the method and techniques of construction inspection and of construction methods, equipment, materials, practices and the ability to interpret varied requirements in drawings and specifications. Quality Assurance Representative II’s obtain information on schedules and work methods and explain requirements of plans and specifications. They make suggestions to the contractor concerning well-established acceptable methods and practices to assist the contractor in meeting standard requirements. Quality Assurance Representative II’s are typically not authorized to approve deviations in construction plans, methods and practices even of a minor nature.

Quality Assurance Representative III

A Quality Assurance Representative III is expected to interpret plans and specifications relating to construction problems of normal difficulty, that is, those for which there are precedents and those without unusual complications. Quality Assurance Representative III’s resolve differences between plans and specifications when such differences do not involve questions of cost or engineering design. Engineering and supervisory assistance is readily available and is provided as needed to assist in interpreting plans and specifications and in resolving differences involving complex problems. Technical assistance is also available on unusual specialized trade, crafts or materials problems. Inspection reports are reviewed for accuracy, completeness and adequacy. Unusually difficult and novel problems are discussed with the supervisor. Quality Assurance Representative III’s are typically authorized to approve minor deviations in construction methods and practices which conform to established precedents, do not involve added costs, and are consistent with contract plans and specifications. Decisions by Quality Assurance Representative III’s on the acceptability of construction methods and practices, workmanship, materials, and the finished product are considered to be final.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS – EQUIPMENT

AVIONICS:

The following Avionics requirements replace those avionics specifications identified in Section C-8 for Rappel Items (See Section B-12) and any Item requiring an Aft Cabin Audio Control System (See Section B-12).

(a) Audio Control Systems

General

Any Audio Control System shall provide the required operator(s) with separate controls for selection of all required receiver audio outputs and transmitter microphone/push-to-talk (PTT) audio inputs. Receiver and transmitter controls shall either be labeled as COM-1, COM-2, FM-1, FM-2, AUX, PA, etc (as appropriate) or COM-1, COM-2, COM-3, etc with the appropriate transceiver properly labeled as COM-1, COM-2, COM-3, etc. Each system shall also provide for separate controls for adjustment of both Intercommunication System (ICS) and receiver audio output levels.

Two audio control systems (which may be combined in a single unit) shall be installed providing the PIC and observer/SIC separate systems (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html).

For Heavy and Medium helicopters, a third audio control system meeting the above requirements shall be installed in the aft cabin for utilization by the rappel spotter/helicopter manager (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html).

The audio control system shall be installed in a location that provides clear and unobstructed access by the spotter while seated in the spotter position. For the Bell medium helicopter, the spotter position is in the aft center forward facing seat, position 5 (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html.

For the S-61, four audio control systems shall be installed for utilization by the PIC, SIC, helicopter manager and spotter.

For all helicopter types, the aft cabin shall have capability for radio transmit push-to-talk (PTT) from two positions and have ICS and radio receive from all positions.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT (Continued)

(b) Transmitter Selection and Operation

Separate transmitter selection controls shall be provided to the microphone/PTT inputs of the PIC, observer/SIC, and spotter/helicopter manager if required (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.htm1). The system shall be configured so that the PIC, observer/SIC, and spotter/helicopter manager may each simultaneously select and utilize a different transmitter (and Public Address (PA) System when required in Section B-12) via their respective controller utilizing their microphone/PTT. Whenever a transmitter is selected, the companion receiver audio shall automatically be selected for the corresponding earphone. Transmitter sidetone audio shall be provided for the user as well as for cross monitoring via the corresponding receiver selection switch on the other audio control systems.

For the Bell medium, the left outboard aft facing position shall also have radio transmit PTT capability as selected by the rappel spotter’s audio controller unless a fourth audio controller is provided (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html.

For Light helicopters, Bell 407 and L4, the aft forward and rear facing seats, opposite of the PIC’s side, shall each have radio transmit PTT capability via the observer/SIC’s audio controller unless a third audio controller is installed. For the Eurocopter AS350 Series, both exit door seats shall each have radio transmit PTT capability via the observer/SIC’s audio controller, unless a third audio controller is installed. (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html).

Positions having shared PTT capability via the observer/co-pilot’s audio controller need not transmit simultaneously.

(c) Receiver Selection and Operation

Separate controls shall be provided for the PIC, observer/SIC, and spotter/helicopter manager (if required), to select audio from one or any combination of required receivers.

All passengers shall be capable of monitoring receive audio (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html). These positions shall monitor receive audio as selected by the spotter’s audio control system (when installed) or the observer/SIC’s audio control system. When additional audio control systems are installed, aft passengers shall monitor receive from the most logical audio control system.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT (Continued)

(d) Push-to-Talk (PTT) Systems

Separate PTT switches for radio transmit and intercom (ICS) operation shall be provided at all positions that require both. Positions not requiring radio transmit capability need only provide a PTT switch for ICS. See applicable Figure at the following website: www.nifc.gov/NIICD/documents.html. The PIC’s PTT switches shall be mounted on the cyclic control. All other PTT switches shall be mounted on the cord to the earphone/microphone connector. In lieu of the observer/SIC’s cord mounted PTT switches, a foot switch operated PTT system may be utilized operating in conjunction with an ICS PTT/Radio Transceiver PTT switch.

The spotter’s PTT switches shall be mounted on a coil cord to the earphone/microphone connector with the cord being sufficiently long enough to allow the spotter to reach all aft cabin doors and view directly under the helicopter without unclipping the cord from their flight suit.

(e) Intercommunications Systems (ICS)

An ICS system shall be provided for all positions (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html). ICS audio shall mix with, but not mute, selected receiver audio. An ICS audio level control shall be provided for each position above. Adjustment of the ICS audio level at any position shall not affect the level at any other position.

A “hot mic” capability, controlled via an activation switch or voice activation (VOX), shall be provided for the PIC, observer/SIC, and spotter/helicopter manager. ICS sidetone audio shall be provided for the earphone corresponding with the microphone in use.

The following information is added to provide further clarification regarding the types and placement of receptacles in the Bell medium helicopter.

ICS/RX and ICS/TX/RX receptacles shall be located in a position above the seats (see applicable Figure at the following website: www.nifc.gov/NIICD/documents.html) behind or near the passenger’s head. Drop cords shall not hinder crew movement or interfere with entry and egress from the cabin during rappel operations.

Note: Seating configurations vary depending upon mission. During crew transport missions and some rappel configurations forward facing seats on either side of position 5 may be installed and the drop cords for positions 6, 7, 8, and 9 shall be used. During such missions, those seats at 6, 7, 8, and 9 shall be stowed or removed and the areas used for cargo. It is important that these drop cord receptacles be placed on the ceiling near the corners of the transmission housing, at or very near where indicated so that the cords may adequately serve the forward facing seats on either side of position 5 (seats 10, 11, 12, and 13), or, when installed, seats 6, 7, 8, and 9, and not interfere with the movement of personnel into and out of the aircraft during rappel operations.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT (Continued)

Note: Positions with ICS/TX/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Radio transmit PTT — momentary push button

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be a static 6 foot length coil cord

The coiled cord plug shall be a 6 pin MS3116P type connector

The ICS/TX/RX socket shall be a 6 pin MS3112E10-6S receptacle

Note: Positions with ICS/RX capability shall have drop cords configured as follows:

ICS switch — momentary and lock

Separate volume knob

Large clip

Jack - TJT-120 or U92 B/U type which will accept TP-101 (U174/U) Helmet plug

Drop cords shall be a static 3 foot length coil cord

The coiled cord plug shall be a 6 pin MS3116P type connector

The ICS/RX socket shall be a 6 pin MS3112E10-6S receptacle

Provide rappel capabilities for two rappellers deploying simultaneously.

Touchdown footprint of aircraft shall not exceed 20 X 20 feet. Applies to Type II medium helicopters.

All aircraft shall have a compliment of 9 passenger seats installed. Bell 205/210/212/214 shall have 4 aft facing bench seat and 5 forward facing seats in the cabin area. Exception to seating for RADS is dependent on anchor requirements.

Bell 205/210/212 aircraft shall not be equipped with auxiliary fuel tanks.

Bell 214 helicopter may be equipped with only one right side auxiliary fuel tank which would require a “short” basket or these aircraft may be equipped with bladder style fuel tanks and no basket would be required.

Cargo restraints shall not impede movement of cargo for cargo letdown during rappel operations

ANCHORS:

Source 1

Heli-Tech

190 S. Danebo Ave.

Eugene, OR 97402

Tel. 541-344-2304

•              STC No. SH261WE for Bell Medium Series

•              STC No. SH4547NM for Bell 206L-4

•              STC No. SR00125LA-D for Eurocopter AS350 Series (Floor mounted kit)

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT (Continued)

Source 2

Aeronautical Accessories, Inc.

P. O. Box 3689

Bristol, TN 37625

Tel. 423-538-5151

•                                STC No. SR01336AT for Bell 407

•                                In addition to STC No. SR01336AT for Bell 407 the Forest Service requires STC No. SH4547NM for the purpose of a spotter attachment point in this make and model.

•                                STC No. SH2293SO for Bell 206L-4 cargo let-down only

The FS has approved three non-STC’d anchors for use in Interagency operations (the FS has no control over the availability of these designs):

•                                Sikorsky S-58ET (Aris Helicopters)

•                                Sikorsky S-58HT (Construction Helicopters)

•                                Sikorsky 5-61N (Coulson Aircrane)

Rappel Anchor Inspection

The owner shall assure that the rappel anchor is in condition to perform. STC’d rappel anchor kits will have Instructions for Continued Airworthiness.

The rappel anchors shall be visually inspected before and after each rappel operation. An annual inspection will also be conducted. The manufacturer of the anchor is responsible for developing a maintenance inspection, which ensures the continued airworthiness of the anchor. The owner-of the anchor is responsible for ensuring that the inspection(s) are conducted. Critical inspection of metal components can be achieved using magnaflux, x-ray, sonics or dye-penetrate. No welding or major repairs will be accomplished without prior approval of a USDA Forest Service or Department of the Interior Contracting Officer. Major repairs shall only be performed by the STC holder or manufacturer.

All non-STC’d rappel anchors shall be fabricated in accordance with the materials specified in the engineering drawings supplied to and approved by the FS and DOI. These anchors shall be installed with an FAA field approval. The 337 will include installation instructions and type of hardware. Development of an inspection routine for a non-STC’d rappel anchor is up to the anchor’s designer. A copy of the inspections and interval shall be sent to the Missoula Technology & Development Center. If there are any special inspections that are needed to assure continued airworthiness they will have to be complied with at time of rappel anchor installation and any subsequent inspection periods. The anchor will be inspected as part of the helicopter equipment.

For Type I Rappel Helicopters

FAA approved overhead rappelling system required (external mounting preferred). Rappel system must have a secondary anchor point for each rappeller to permit attachment of their safety snub strap. Strength: 300 pound working load (per attachment point), 3.5 limit load factor and all other applicable FAR load factors required (1.5 safety factor, casting factor, fitting factor, etc.)

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 17 - SUPPLEMENTAL RAPPEL REQUIREMENTS — EQUIPMENT (Continued)

FAA approved overhead Spotter anchor point required. Anchor must be located in a spot which minimizes cabin clutter and enhances the safety and efficiency of rappel and cargo-let-down operations. Strength: 300 pound working load, 3.5 limit load factor and all other applicable FAR load factors required (1.5 safety factor, casting factor, fitting factor, etc.)

FAA approved restraint system required for personnel as they transition from their seat belted position to safe attachment on the rappel rope required. Strength: 300 pound working load (per rappeller), use of limit load factor less than 3.5 acceptable provided system keeps rappeller entirely within cabin area and adequate testing indicates limit load factor used will not be exceeded.

All rope cutting or abrading surfaces must be adequately guarded. Remediate tripping hazard for the Rappeller and Spotter.

Design must be approved by the Interagency Helicopter Rappel Working Group (IHRWG) and the National Aviation Airworthiness Inspector at the National Interagency Fire Center (NIFC). The Forest Service (FS) reserves the right to reject any rappel or rappel related system which does not fully meet the needs of the FS rappel program. It is suggested that any commercial product (i.e. STC’d system) or development effort be shared or coordinated with the IHRWG and the Airworthiness Inspector early-on to expedite approval. Contact WO Aviation at 208-387-5634 or 208-387-5617.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 18 - CONTRACTOR’S VERIFICATION OF INDIVIDUAL HELICOPTER PILOT REQUIREMENTS AND EXPERIENCE FOR INITIAL INTERAGENCY APPROVAL

AMD-60B (12/06) / FS-5700-20b (pending)

CONTRACTOR’S VERIFICATION OF INDIVIDUAL HELICOPTER PILOT REQUIREMENTS AND
EXPERIENCE FOR INITIAL INTERAGENCY APPROVAL

Note:      This form is required prior to initial (first-time) approval/carding. This form is not for pilots previously approved or carded by the USDA Forest Service or DOI, NBC Aviation Management (formerly Office of Aircraft Services).

The Contractor must ensure that a pilot who is presented for initial carding meets all requirements as outlined in the contract’s Section B, Technical Specifications/Pilot Qualifications, after award. The Contractor must verify all pilot hours submitted on this form as determined from a certified pilot log or permanent record to ensure accuracy. In addition, the Contractor must identify previous employers and submit the information on this form. The information provided by the pilot on USFS Form FS-5700-20A Or AMD Form 64B, Interagency Helicopter Pilot Qualifications and Approval Record, prior to approval needs to be verified as accurate by the Contractor. The information submitted is subject to verification by an interagency pilot inspector.

Date(mm/dd/yyyy):-

Company’s name:

Pilot’s name:

Pilot’s total helicopter pilot-in-command hours (verified from pilot’s logbook or permanent record):

Pilot’s information and flight time/experience as submitted for initial carding on AMD-64B or FS-5700-20a verified as accurate? Check if yes: ☐

Previous Employers:

Previous Employer	Address & Telephone Number	Current Contact: Name & Telephone No.	Period Employed	Make/Model(s) Flown and PIC Hours in each
1.

2.

3.

4.

Helicopter Training Courses Completed:

Name of Course & Provider	Address & Telephone Number	Contact Name & Telephone No.	Date of Completion	Flight Hours Completed
1.

2.

3.

4.

Comments (use additional sheets if necessary):

Check one:	☐	Chief Pilot	☐	Director of Operations ☐	Other

Print name:				Sign name:

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 19 - “ON CONTRACT” PILOT OPERATIONAL TRAINING

Pilot “operational training” may be accomplished “on contract” provided the following criteria are met.

(a) Training shall not interfere with the Scope of the Contract (government will determine what constitutes interference). Note: Will be reviewed at pre-work conference.

(b) Training may be suspended or terminated by the government at any time.

(c) Contractor shall be responsible for all travel, per diem, and wage expenses of trainee pilots.

(d) Contractor has an AMD / USFS approved “Pilot Operational Training Plan.”

(e) Contractor shall maintain “On Contract” training records documenting all phases of pilot training.

(f) Training shall be accomplished only by an interagency approved “Pilot Trainer” meeting the following criteria:

(1) Holds a current and valid CFI; Rotorcraft-Helicopter issued by the FAA, or is an FAA designated company check airman for their current employer

(2) Has held an interagency pilot card for a minimum of 5 of the last 7 years.

(3) Holds a current and valid Interagency Pilot Card endorsed for all missions in which training is to be provided.

(4) Holds a current and valid Interagency Pilot Card endorsed “Designated Pilot Trainer.”

(5) Training Pilots are authorized to conduct training only for pilots holding an Interagency Pilot Card for the same designated contractor and endorsed “Trainee Only.”

(6) Training Pilots qualifications may be revoked at the government’s discretion.

(g) “Trainee” pilots shall meet the following criteria:

(1) Meets all flight hour requirements* as outlined in C-12.D (with the following exceptions):

(i) Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Weight Class.”

(ii) Operational Training flight hours may be used to satisfy all but the initial 10 hours of the required flight hours for “Make and Model.”

(iii) Operational Training flight hours may be used to satisfy the required flight hours for “Mountain Flying - Make and Model.”

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 19 - “ON CONTRACT” PILOT OPERATIONAL TRAINING (Continued)

(iv) Operational Flight Training will not be used to accomplish the contractually required 10 flight hours of long-line training.

(2) Holds a Type Rating for any aircraft requiring a Type Rating; a current and valid FAR 61.58 proficiency check for aircraft requiring more than one flight crewmember; a current and valid FAA Form 8410-3 for any aircraft listed on the contractors Part 135 Certificate; or a current Equipment Check Endorsement for Standard Category aircraft offered as Limited Use or Restricted Category aircraft

(Note: provide all applicable documents)

(3) Has submitted all required pilot carding documentation as outlined in C-20.A.9.b

(4) Holds a current and valid Interagency Pilot Card with the endorsement “Trainee Only.”

(5) Has completed a minimum of 10 flight hours in the last 90 days in an aircraft of the make, model, and series in which to be trained.

(6) “Trainee” pilots will be authorized to receive training in all missions the Pilot Trainer is endorsed to perform.

(7) “Trainee” pilots will be authorized to receive training in no more than one aircraft make and model per calendar year (01/01 thru 12/31).

(h) Contractors awarded up to three items on this Exclusive Use Solicitation may be authorized two “Pilot Trainer”: If awarded four or more items, contractor may be authorized four “Trainers.”

(i) Contractors will be authorized two “Trainee” pilots per “Pilot Trainer” at any time.

(j) Contractors shall submit training records and a formal request recommending the “Trainee” pilot for evaluation. The Pilot Trainer shall have verified that the trainee has met all contract minimum flight hour requirements and that the trainee is proficient in all special use missions for which they are to be evaluated

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 20 - AIRCRAFT MECHANIC (HELICOPTER) QUALIFICATION FORM

U.S. Department of Agriculture - Forest Service

AIRCRAFT MECHANIC (HELICOPTER)

Contract No.

Name	Date of Birth

Employer	Office Phone

FAA Certificates: Type	No.	Date Issued

Total Years Experience	Total Years Experience as Licensed Mechanic

Record of Special Training (Factory Schools, etc.)

Name of Course	Location	Year Attended

Record of Past Performance (Previous Three Years)

Dates	Location	Employer/Supervisor	Phone No.

Record of maintaining helicopters Under Field Conditions:*

Dates	Location (Designated Base)	Type of Contract	Type Helicopter

* “Field Condition” is defined as maintaining the helicopter away from the contractor’s base of operation with minimal supervision

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 20 - AIRCRAFT MECHANIC (HELICOPTER) QUALIFICATION FROM (Continued)

I certify that the information listed by me on this form is true and correct summary of my aircraft maintenance experience. I have read the Maintenance Section of this contract and understand the terms and conditions.

Date	Mechanic Signature

Date	Company Representative

(Inspectors Use Only)

Mechanic meets the Experience Requirements of the Contract and is approved to perform maintenance on:

Type and Model of Helicopter(s)	Type and Model Engine(s)

Date	USFS Maintenance Inspector

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DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (EXAMPLE)

Form A : List of approved equipment

Page	A/C Make, Model, Series	Registration Number	Serial Number
1 of 1	Bell 205A -1	N12345	66666

Date Weighed
						9/15/2009		Date Weighed
							ON ‘C’		ON ‘C’
Location and Description of Item	Weight	Arm	Moment	Lat. Arm	Lat. Moment	In A/C	Chart	In A/C	Chart
Fuselage:
Ballast	25.3	+8.5	215.1	+3.4	86	X
Battery	52.5	+8.5	446.3			X
Wire Strike kit upper and lower						O
Pulse light kit						X
Strobe						X
Cargo Hook						X

Cabin:
Instruments
Radios
Automated Flight Following
Seats

Engine Deck:
Rotor brake						X
T-53 engine						X
212 Rotor assy						X

Tail:
Fast Fin						X
Strake Kit						X
212 Tail Rotor Assy						X
Strobe Light						X

Removable Equipment:
Fill Pump							C
Rappel Kit							C
Survival Kit							C
First Aid Kit						X
Fire Tank	395.2	+125	49400				C

X: Item was on the aircraft at the time aircraft was weighed or is included in the basic weight

O: Item was off the aircraft at the time aircraft was weighed or is not included in the basic weight.

C: Item is on Form C when installed.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (Continued)

Form A: List of approved equipment

Page	A/C Make, Model, Series	Registration Number	Serial Number

						Date Weighed		Date Weighed
						In	ON ‘C’	In	ON ‘C’
Location and Description of Item	Weight	Arm	Moment	Lat. Arm	Lat. Moment	A/C	Chart	A/C	Chart

X: Item was on the aircraft at the time aircraft was weighed or is included in the basic weight

O: Item was off the aircraft at the time aircraft was weighed or is not included in the basic weight.

C: Item is on Form C when installed.

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (EXAMPLE) (Continued)

Form C : Weight & Balance Running Total

Make, Model, Series	Registration Number	Serial Number	Page Number
Bell. 205A -1	N12345	66666	1 of ?

		Weight Change
		Added (+)			Removed (–)			Current Total Equipped Weight
Date mm/dd/yyyy	Description of Item	Weight	Arm	Moment	Weight	Arm	Moment	Weight	CG	Moment
12/31/2009	Aircraft as weighed							5783	+144.46	+834752.5
7/15/2010	Survival Kit	50.5	+ 200	10100				5833.5		+ 10100.0
7/15/2010	Rappel Mount kit	38.2	+100	3820				5871.7		+3820.0
7/15/2010	Sorenson Tank and Snorkel	389.6	+125.5	48894.8				6261.3		+48894.8
7/15/2010	Fire Shelter	8.0	+ 70.6	564.8				6269.3		+564.8
7/15/2010	Cleaning Supplies/Xtra Oil	20.0	+ 280.5	5610				6289.3		+ 5610.0
7/15/2010	Ladder	10.0	+ 285.4	2854				6299.3		+ 2854.0
7/15/2010	Log Books	7.0	+ 73.1	511.7				6306.3		+ 7022.5
7/15/2010	Tool Box	25.0	+ 280.9	7022.5				6331.3	+ 144.40	+914130.3

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (Continued)

Form C : Continuous History of Equipped Weight After Weighing

Make, Model, Series	Registration Number	Serial Number	Page Number

Weight Change
		Added (+)			Removed (–)			Current Total Equipped Weight
Date mm/dd/yyyy	Description of Item	Weight	Arm	Moment	Weight	Arm	Moment	Weight	CG	Moment

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (EXAMPLE) (Continued)

Form B : Aircraft Weighing Record

Make, Model, Series	Registration Number	Serial Number	Date
Bell, 205A -1	N12345	66666	9/15/2009
Datum is	Leveling Means	Weighing Procedures References	Scale Location
7.60” aft of cabin nose	Plumb line from top of left main door frame	CFR, part 29 / OEM Maint. Manual chapter 8 / Type Certificate DS	Jack points

Scale Readings

Scale	Reading	Tare	Net Weight	Long. Arm	Moment	Lat. Arm	Moment
Left Front or Nose	1478	0	1478	+ 61.69	91177.8	- 30	44340
Right Front	1116	0	1116	+ 61.69	68846.1	+ 30	33480
Left Aft or Tail	1215	0	1215	+ 211.58	257069.7	- 30	36450
Right Aft	1974	0	1974	+ 211.58	417658.9	+ 30	59220
Basic Weight		Total	5783	144.46	834752.5	2.06	11910

Fluids (Fuel & Oil and Etc) at Time of Weighing

	Full	Defueled	Drained
Fuel		X
Oil Engine	X
Oil Transmission	X
Oil Tail Gearboxes	X
Hydraulic Fluid	X

Notes

Oil and unusable fuel in basic weight

Items Weighed not part of Basic Weight

Item	Weight	Arm	Moment
Useable fuel (if full)	1457.5	+ 150.4	219208

Total (–)	1457.5

Items not Weighed but part of Basic Weight

Item	Weight	Arm	Moment
Unusable fuel (if drained)	16.5	+ 144	3276

Total (+)

Adjusted Basic Weight of Aircraft as Weighed

Total Basic Weight of Aircraft as Weighed	5783

	CG	Moment
Longitudinal EW. CG	+ 144.46	834752.5
Lateral EW CG	+ 2.06	11910

Aircraft Weighed By

Print Name :

Signature :

Certificate Type and Number :

Scales

Type :

Serial Number :

Calibration Date :

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 21 - WEIGHT AND BALANCE FORM (Continued)

Form B : Aircraft Weighing Record

Make, Model, Series	Registration Number	Serial Number	Date

Datum is	Leveling Means	Weighing Procedures References	Scale Location

Scale Readings

Scale	Reading	Tare	Net Weight	Long. Arm	Moment	Lat. Arm	Moment
Left Front or Nose
Right Front
Left Aft or Tail
Right Aft
Basic Weight		Total

Fuel & Oil at Time of Weighing

	Full	Defueled	Drained
Fuel
Oil Engine
Oil Transmission
Oil Tail Gearboxes
Hydraulic Fluid

Notes

Items Weighed not part of Basic Weight

Item	Weight	Arm	Moment

Total (–)

Items not Weighed but part of Basic Weight

Item	Weight	Arm	Moment

Total (+)

Adjusted Basic Weight of Aircraft as Weighed

Total Empty Weight of Aircraft as Weighed

	CG	Moment
Longitudinal EW. CG
Lateral EW CG

Aircraft Weighed By

Print Name :

Signature :

Certificate Type and Number :

Scales

Type :

Serial Number :

Calibration Date :

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 22 - COMPUTED GROSS WEIGHT TABLE

AIRCRAFT	Computed Gross Weight @7K/20°C3300 #	Maximum Equipped Weight
BH214B	13,500	8,120
BH214B1	13,500	8,278
BH214ST	15,500	10,403
CHI/KV107	18,400	12,810
SH-3	17,350	11,865
K-1200	11,400	7,007
S-61N(LONG/SHORT)/CMRB/Supp.6/DTD.5/18/2007	17,400	11,865
S-61A/V/CMRB/Supp.10/ DTD.07/09/2008	17,400	12,465
S-61A (T58-GE-402 Engines)	17,050	11,565
S-70	18,800	13,420

AIRCRAFT	Computed Gross Weight@ 8K/25°C/5000#	Maximum Equipped Weight
CH1234	41,600	31,947
CH54A	35,100	24,187
CH54B	36,300	25,387
S-64E	35,100	24,187
S-64F	36,300	25,387

Does not apply to aircraft that are not listed.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 23 - PERFORMANCE BY GOVERNMENT-FURNISHED PILOT

A.                                    General

(1) The following provisions shall apply to the performance of work under the contract, on an intermittent and short term basis, when the utilization of a qualified Government pilot is authorized by the Contractor. All other provisions not expressly changed herein continue to apply.

(2) Qualified Government Pilots may operate Contractor aircraft on a case by case basis, upon written approval of the Regional Aviation Officer (RAO) and the CO.

(3) Government pilot operations will be in compliance with the USDA Forest Service Manual (FSM) 5700 or Department of the Interior, Departmental Manual (DM), Parts 350-354 Aviation Management and Title 14, Part 91 of the CFR, including those portions that apply to civil aircraft except as noted in the agency manuals. It is not intended that Government pilots meet all requirements of C.12.

(4) Appropriate records to establish the qualifications and experience of the Government pilot will be furnished to the Contractor upon request.

(5) The Contractor may conduct check rides and/or training of Government pilots for familiarization in the Contractor’s helicopters. The cost of check rides and flight training, if required, will be borne by the Government.

(6) Approval of a Government pilot to perform work under the contract rests solely with the Contractor.

(7) The clause Loss, Damage, or Destruction, is applicable to this contract when the Contractor authorizes performance by a Government pilot.

(8) The payment provisions of the contract remain unchanged.

(9) Shall not function as Contractor’s scheduled relief pilot.

B.                                    Loss, Damage, or Destruction

(1) The Contractor shall indemnify and hold the Government harmless from any and all losses or damage to the aircraft furnished under this contract. For the purpose of fulfilling his obligation under this clause, the Contractor shall procure and maintain during the term of this contract, and any extension thereof, hull insurance acceptable to the Contracting Officer. The Contractor’s insurance coverage shall apply to pilots furnished by the Government to operate the aircraft. The parties named insured under the policies shall be the Contractor and the United States of America. The Contractor may request a list of Government pilots by name and qualification who are potential pilots.

(2) Prior to the commencement of work hereunder, the Contractor shall furnish the Contracting Officer a copy of the insurance policy or policies or a certificate of insurance issued by the underwriter(s) showing that the coverage required by this clause has been obtained.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 24 - FAA OVER WATER KIT

(a) Weather guidelines: Ceiling of 500 feet and visibility of three miles offshore.

(b) Personal Protective Equipment:

(1) Flotation/survival vests shall be worn by all occupants when flying beyond power-off gliding distance to shore.

(2) A flotation/survival vest shall be provided by the Contractor for each seat available in the helicopter. The contents of this vest shall be as follows:

(i) Dual inflation bladders TSO-C13c or equal.

(ii) Water activated light attached to vest TSO-C85.

(iii) Dye marker.

(iv) Whistle or other Coast Guard-approved noise device.

(v) Mirror for signaling.

(3) A flotation/survival vest shall be provided by the contractor for the pilot. The contents of this vest shall be as follows:

(i) All the contents of subsection 2.above.

(ii) One FAA-approved 406 MHz Emergency Locator Transmitter (ELT), Coast Guard-approved 406 MHz Emergency Position Indicating Radio Beacon (EPIRB), or FCC-approved 406 MHz Personal Locator Beacon (PLB). This shall be of a size that allows the ELT/EPIRB/PLB to be carried on the floatation/survival vest and shall not impede egress from the aircraft.

(iii) Two smoke markers for daytime distress signaling.

Note: The flotation/survival vests used satisfactorily in the past have been assembled from components (i.e., durable nylon mesh vest with an inner flotation device; pockets available in the vest allowed for required equipment storage, etc.) available from a variety of marine survival equipment suppliers.

(c) Life Raft: A double chamber life raft(s) shall be provided for each helicopter with a “rated capacity” equal to the seating capacity of the aircraft (pilot and passengers).

Note: Personal Locator Beacon (PLB) with same specifications in (3.b)) above shall be provided by the government for all passengers.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 25 - LITTER KIT PROVISIONS AND LITTER

Litter Kit must be designed to facilitate rapid conversion of the helicopter to an air ambulance configuration. The Litter Kit shall provide for transporting one or two litter patients as well as one or two attendants. The kit shall consist of a minimum one folding litter and support structure, attaching hardware, and one special door. The special door shall incorporate provisions for quick installation which will permit high speed and/or long distance transportation of patients and attendants in comfort.

Included in the kit may be a basic shape door window glass panels for quick interchange with a bubble glass panel for normal operation.

Operations:

With litters installed, operations must be conducted in accordance with the rotorcraft flight manual supplement.

Equipped Weight and Gross Weight Limitations:

Equipped weight of the helicopter with kit and litter shall be computed and listed on the running weight charts. Center of Gravity Limitations:

Before each flight with a liter patient a weight and balance shall be computed.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 26 - AERIAL IGNITION

Contracted Aerial Ignition Services

Some geographic areas have private vendors who own and operate aerial ignition systems. When an agency opts to use contractor equipment only or contractor provided aerial ignition personnel with their equipment, the following guidelines shall be observed:

The Vendor shall comply with all applicable federal, state, local laws and the Interagency Aerial Ignition Guide (IAIG). The IAIG is available @ www.blm.gov/nifc/st/en/prog/fire/Aviation/Airops/iaig.html.

(a) Flight service contractors who wish to obtain approval for use of an aerial ignition system that is not listed in Chapter I, Section V of the Interagency Aerial Ignition guide and will be used only by contract personnel shall:

(i) Submit a request through a sponsor to the appropriate agency/bureau Interagency Aerial Ignition Working Group (IAIWG) representative.

(ii) Make the equipment available to the interagency Aerial Ignition Working Group for a technical review and evaluation.

(iii) Make arrangements through the Working Group for flight testing of the equipment.

(iv) Ensure that only contract personnel operate the equipment when used for contract operations.

(iii) Ensure the approved equipment is included as a listed item on the contract.

While use of approved aerial ignition systems is recommended, contractors working under end use contracts do not need to use the aerial ignition systems listed in Chapter I, Section V of this guide or have their systems evaluated by the IAIWG.

(b) The user unit must ensure that the contractor has been awarded a contract or a modification has been made to an existing procurement document that includes provisions for contracted aerial ignition services and that the equipment has been approved. The Helicopter Manager will assure that contracted aerial ignition services will be conducted in accordance with the procurement document. The contract must be accompanied by an approval letter from the IAIWG.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 26 - AERIAL IGNITION (Continued)

(i) The requesting unit will provide information to assist the Contractor in planning for equipment, personnel, supply needs, location of burn and burn objectives. This information will include approximate acreage (overall/acres per day), time and dates of proposed burn, location and directions to the burn area, supplies and equipment to be provided by the agency, agency contact names and phone numbers, local support equipment sources and phone numbers (bulk fuel providers, motels, etc).

(ii) The Government will provide at the job-site: pad marker(s), wind indicator(s), fire shelter for pilot, crash rescue kit, evacuation kit, and 40BC fire extinguisher(s) (as per Interagency Helicopter Operations Guide IHOG).

(iii) A Government Helitorch Manager (HTMG) is a required position and will be provided by the ordering agency unit, and be on site, for all contract helitorch operations to perform functions listed in the IAIG.

(iv) The Contractor shall have a written standard operating plan (SOP) outlining duties and responsibilities for Contractor personnel, equipment and mixing/operating procedures for Contractor operations. The SOP and a copy of Contractor employee qualifications and training documentation shall be made available for review by the Government Helitorch Manager upon arrival to the job-site and prior to the start of contract work.

(v) The Helitorch Manager will inform the Contractor Helitorch Mixing Crew of gel fuel needs, in gallons, throughout the duration of the burn.

(vi) Gelled fuel deemed unacceptable by the Bum Boss or Helitorch Manager and any residual waste product shall be disposed of at an approved hazardous waste disposal site or, with the Helitorch Managers and BurnBoss approval, by incineration within the burn area.

(c) Any deviation from established standard operating procedures or policy requires authorization by the regional aviation officer or state aviation manager.

(d) The user unit must submit a written Project Aviation Safety Plan (PASP)/Special Use Mission Plan (reference example PASP in Appendix B) as outlined in the IHOG (Ch 3) to the appropriate region, state, or agency aviation manager.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS

Some Law Enforcement and Investigations (LEI) personnel utilize a short haul program for short term airborne operations of qualified personnel suspended from helicopters to move law enforcement officers into and from drug trafficking/growing sites, or other locations and LEI missions as needed, in terrain not readily accessible by other means.

The following additional requirements apply to contractors who desire to provide Law Enforcement Short Haul capability. Any special equipment required for Short Haul special missions is supplied by the Law Enforcement personnel, which typically consists of attachment hardware to the cargo hook; 3-ring remote release system; suspension ropes/lines in lengths of 60, 100, and 150 feet; and, personnel attachment hardware and harnesses, etc.

(a) Helicopter Selection. Helicopters shall be capable of hovering out-of-ground-effect (HOGE) with a standard pilot weight of 200 lbs, with 1-hour fuel (including reserve) at 5,000 feet pressure altitude (PA) and 30 degrees Celsius (°C) with a 500 lbs. non-jettisonable payload after applying the increased weight reduction (download) from 5) Additional Operational Requirements, below. Aircraft performance capabilities shall be computed by using the above information and documented on the Standard Interagency Helicopter Load Calculation form (Exhibit 13, Interagency Helicopter Load Calculation). An example load calculation for each aircraft offered shall be submitted with the offer to the contract solicitation.

(b) Pilot Qualification Requirements. A safe and effective short-haul program is highly dependent upon a pilot’s precision long-line skills. Accordingly, pilots must comply with the following additional minimum requirements:

(1) Pilots shall be qualified in accordance with 14 CFR 133 for Class A and B external load operations and must meet requirements identified in the contract.

(2) 50 hours Pilot-In-Command (PIC) in aircraft make/models/series, Exhibit 11. Verification of flight hours shall be determined by a certified pilot log. Note, 50% reduction of flight hours by completion of the manufacturer’s approved flight and ground procedures training does not qualify for the 50 hours Pilot-In-Command experience for this supplement.

(3) 25 hours total time in vertical reference experience within the last twelve months, requiring precision placement.

(4) Approved for long-line, vertical reference operations.

(5) Attend an agency approved short-haul training session.

(i) Training will include instruction in the Law Enforcement and Investigations Short Haul Operations Plan and short haul equipment. Pilot flight instruction is the responsibility of the contractor to meet the objectives of the Pilot Proficiency Test, below.

SECTION C

DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS (Continued)

(ii) Additional requirements of the Short haul Operations Plan

(A) The training sessions are generally conducted in the months of April, May and June in conjunction with the law enforcement personnel short haul qualification and re-qualification training sessions in several locations in Region 5.

(B) Information about dates and locations can be requested by writing or calling Regional Law Enforcement and Investigations, 1323 Club Drive, Vallejo, CA 94592, 707-562-8648.

(6) Understand short-haul techniques, short haul master signals, and operational concerns.

(7) Demonstrate ability to work with the short haul short haul master.

(8) Successfully complete the LEI Short Haul Pilot Proficiency Test.

(c) Re-qualification and Proficiency (Currency) Requirements

(1) The pilot shall participate in annual operational training and complete the following requirements to the satisfaction of the Short Haul Master and Helicopter Inspector Pilot. Annual short-haul training shall include the following:

(i) Participation in helicopter safety refresher training.

(ii) Review and discussion of the local Short-haul Operations Plan, emergency procedures and risk assessment.

(iii) Review of known short-haul related mishaps and incident critiques.

(iv) Review of the contract.

(v) The pilot shall successfully complete the Pilot Proficiency Test annually.

(2) Pilot Short Haul Proficiency (currency) requirements.

(i) Pilot currency is maintained by performing at least one operational short haul mission every 90 days.

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS (Continued)

(ii)  If more than 90 days has elapsed since the last operation short haul mission was performed the pilot will demonstrate short haul proficiency to a short haul master or a helicopter inspector pilot before performing a operational short haul mission.

(iii)  At any time a pilot may be required to demonstrate short haul proficiency to a short haul master or an agency helicopter inspector pilot before performing a operational short haul mission at the discretion of a short haul master or a helicopter inspector pilot.

(iv)  If a pilot’s short haul proficiency does not meet the requirements of this Exhibit the pilot’s short haul qualification will be suspended in accordance with Section C-14, Suspension and Revocation of Personnel.

(d) SHORT-HAUL PILOT PROFICIENCY TEST

(1)  The short-haul pilot proficiency test consists of four phases. All four phases of the test must be successfully completed in order to pass. Pilots will have three chances to successfully complete the four phases of the test. The proficiency test is based on “normal” weather conditions encountered at the flight operations area. Variations from these standards resulting from weather conditions outside of “normal” will be discussed by the Inspector Pilot, Short-Haul Check Short haul master and the Pilot to be tested prior to the test.

(i) PHASE I - Precision Long-line

(A) Objective: Observe and evaluate the pilot’s skills and ability for vertical reference flight. Observe the pilot’s control of the helicopter as well as the load. Observe the pilot’s response to variable weather elements that may be present.

(B) Procedure: With a line length appropriate for the terrain and obstacles (minimum 50 feet) and a load 6-8 foot long, weighing 150-200 pounds, and bridle rigged in the upper one-third of object for vertical suspension (e.g., tires arranged in a pyramid or an anthropological dummy), the pilot will depart and fly a normal traffic pattern. Upon return, the pilot will place the load over a designated area (10 foot diameter circle or 10 foot square) at a load altitude not to exceed 6 feet and hold it in position for 2 out of 3 minutes. If the load contacts the ground and such contact causes the load to tilt, failure of this Phase will occur. The helicopter should be rigged so the load is suspended as it would be during normal short-haul operations.

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS (Continued)

This provides an accurate simulation of the placement of a rescuer at a short-haul site. A short-haul short haul master may or may not be used. The short-haul line may or may not be completely pilot-jettisonable.

(ii) PHASE II - Load Control and Placement

(A)  Objective:  To observe and evaluate the pilot’s ability to control and precisely place loads. To observe the pilot’s reaction to “normal” weather conditions and their effects on the ability of the pilot to maneuver the helicopter.

(B)  Procedure: With the same line and load, the pilot will demonstrate load control and placement by flying the load through a predetermined ground course. This may be in typical terrain, or, a square, triangle or other defined course (e.g., road slalom) easily identified at the test site. Typical terrain may include the following types of features: confined areas, cliff areas, narrow or confined ridge crests, confined pinnacles, areas of moving water, and areas such as snowfields or glaciers. Altitude of the load will not exceed 6 feet above the ground throughout the maneuver with placement occurring at designated locations with a tolerance of not more than 4 feet. All load placements must be done in a manner that demonstrates that the pilot has complete control of the vertical rate of descent at touchdown in order that a short haul qualified human would be placed in a standing position, without being dragged or causing a loss of balance, and not sustaining any injury during the sequence.

(iii) PHASE III - Pilot/Short haul master Crew Coordination

Note: Completion of this Phase is dependent on the installed short haul equipment. If the Short haul master is required to be on board to cut the belly band secondary anchor during an emergency this phase is required. If the pilot has access to the secondary anchor, a belly band jettison device, then this phase is not required.

(A) Objective:  To observe the interface between the pilot and short haul master. To evaluate the pilot’s ability to conform to short haul master instructions.

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS (Continued)

(B) Procedure:  The objectives of PHASE II, emphasizing precision placement on predetermined targets, will be repeated with the addition of placement in the type of terrain that is typically encountered during operations.

The last objective for this phase will be for the pilot and short haul master to demonstrate emergency procedures by releasing the primary and secondary anchors (ie. cargo hook and belly band). Emergency procedures will be accomplished using a “dummy load” of at least 150 lbs. attached to hardware and line that will not be used for actual short-haul purposes.

(iv) PHASE IV - Human Short-Haul

Note: “HUMAN” is a qualified short-haul person.

(A)  Objective:  To observe the pilot during a human short-haul operation. To evaluate the pilot’s control of the aircraft and the load control during the operation.

(B)  Procedure:  Upon successful completion of the above three phases, the pilot will demonstrate the ability to work with a human on the end of the short-haul line. The pilot must demonstrate the ability to place a human at a predetermined target with the same tolerance as outlined in Phase II. The pilot shall demonstrate total control of the load at all times. All load placements must be done in a manner that demonstrates that the pilot has complete control of the vertical rate of descent at touchdown in order that the human would be placed in a standing position, without being dragged or causing a loss of balance, and not sustaining any injury during the mission.

(e) Additional Operational Requirements, supplements Exhibit 13, Interagency Helicopter Load Calculation.

(1) The following weight reduction method replaces the established weight reduction on the “HOURLY FLIGHT RATES, FUEL CONSUMPTION AND WEIGHT REDUCTION CHART”

(i) To assure that an adequate margin of power exists for sudden exigencies or unforeseen conditions, the weight reduction used for the Interagency Load Calculation will be equal to double the established weight reduction (download) shown for the Aircraft Type on the “Hourly Flight Rates, Fuel Consumption, and Weight Reduction Chart.”

SECTION C
DESCRIPTION/SPECIFICATIONS/EXHIBITS

EXHIBIT 27 - LAW ENFORCEMENT SHORT HAUL SPECIAL MISSION QUALIFICATIONS & REQUIREMENTS (Continued)

(A) Example:

Aircraft type is AS-350-B2

Established weight reduction is 160 lbs.

Double the weight reduction is 320 lbs. (2 x 160 lbs)

Weight reduction entered on load calculation in block 8 is 320 lbs.

(B) Example:

Aircraft type is MD-500D

Established weight reduction is 120 lbs.

Double the weight reduction is 240 lbs. (2 x 120 lbs.)

Weight reduction entered on load calculation is block 8 is 240 lbs.

(C) Example:

Aircraft type is Bell 206-BIII

Established weight reduction is 130 lbs.

Double the weight reduction is 260 lbs. (2 x 130 lbs.)

Weight reduction entered on load calculation in block 8 is 260 lbs.

Solicitation No. AG-024B-S-11-9001	US Forest Service
National Large Fire Support Helicopter Services	National Office

SECTION D
CONTRACT CLAUSES

D-1                       CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS (FAR 52.212-5) (DEC 2010)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).

☐ Alternate I (AUG, 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☒ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

☐ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (June 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

☐ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jul 2010) (Pub. L. 109-282) (31 U.S.C. 6101 note).

☐ (5) 52.204-11, American Recovery and Reinvestment Act—Reporting Requirements (Jul 2010) (Pub. L. 111-5).

☒ (6) 52.209-6, Protecting the Government’ Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Dec 2010) (31, U.S.C. 6101 note). (Applies to contracts over $30,000). (Not applicable to subcontracts for the acquisition of commercially available off-the-shelf items).

☐ (7) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

SECTION D
CONTRACT CLAUSES

☐ (8) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐ (9) [Reserved]

☒ (10)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐  (ii) Alternate I (Oct 1995) of 52.219-6.

☐  (iii) Alternate II (Mar 2004) of 52.219-6.

☐ (11)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐  (ii) Alternate I (Oct 1995) of 52.219-7.

☐  (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (12) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

☐ (13)(i) 52.219-9, Small Business Subcontracting Plan (Oct 2010) (15 U.S.C. 637(d)(4)).

☐  (ii) Alternate I (Oct 2001) of 52.219-9.

☐  (iii) Alternate II (Oct 2001) of 52.219-9.

☐  (iv) Alternate III (Jul 2010) of 52.219-9.

☒ (14) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

☐ (15) 52.219-16, Liquidated Damages—Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(E)(i)).

☐ (16)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (OCT 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐  (ii) Alternate I (June 2003) of 52.219-23.

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CONTRACT CLAUSES

☐ (17) 52.219-25, Small Disadvantaged Business Participation Program— Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (18) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (19) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).

☐ (20) 52.219-28, Post Award Small Business Program Rerepresentation (Apr 2009) (15 U.S.C. 632(a)(2)).

☒ (21) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (22) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jul 2010) (E.O. 13126).

☒ (23) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (24) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

☒ (25) 52.222-35, Equal Opportunity for Veterans (Sep 2010)(38 U.S.C. 4212).

☒ (26) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010) (29 U.S.C. 793).

☒ (27) 52.222-37, Employment Reports on Veterans, (Sep 2010) (38 U.S.C. 4212).

☐ (28) 52.222-40, Notification of Employee Rights. Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

☐ (29) 52.222-54, Employment Eligibility Verification (JAN 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

☐ (30)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA—Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

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CONTRACT CLAUSES

☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (31) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

☐ (32)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).

☐ (ii) Alternate I (DEC 2007) of 52.223-16.

☒ (33) 52.223-18, Contractor Policy to Ban Text Messaging While Driving (SEP 2010) (E.O. 13513).

☐ (34) 52.225-1, Buy American Act—Supplies (Feb 2009) (41 U.S.C. 10a-10d).

☐ (35)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (June 2009) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C.  2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (36) 52.225-5, Trade Agreements (AUG 2009) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (37) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (38) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐ (39) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐ (40) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (41) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

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CONTRACT CLAUSES

☒ (42) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

☐ (43) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐ (44) 52.232-36, Payment by Third Party (Feb 2010) (31 U.S.C. 3332).

☐ (45) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐ (46)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

☒ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

☒ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☒ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment— Requirements (Nov 2007) (41 351, et seq.).

☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

☐ (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247).

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CONTRACT CLAUSES

☐ (8) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)                                 (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (Dec 2010) (15 U.S.C. 637(d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $650,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) [Reserved]

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CONTRACT CLAUSES

(iv) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(v) 52.222-35, Equal Opportunity for Veterans (Sep 2010) (38 U.S.C. 4212).

(vi) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010) (29 U.S.C. 793).

(vii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(viii) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(ix) 52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)).

☐ Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

(xii) 52.222-54, Employment Eligibility Verification (JAN 2009).

(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

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CONTRACT CLAUSES

D-2                                CLAUSES ADDED BY ADDENDUM

☒ (1) 52.217-8, Option to Extend Services (Nov 1999)

☒ (2) 52.236-7, Permits and Responsibilities (Nov 1991)

☒ (3) 52.242-15, Stop Work Order (Aug 1989)

☒ (4) 52.212-4, Clauses are incorporated by reference, with the exception of 52.212-4 (k) Taxes-The contract price includes all applicable Federal, State and Local Taxes and Duties. Includes Federal Excise Taxes.

D-3                                CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (FAR 52.223-13) (AUG 2003)

(a) Executive Order 13148, of April 21, 2000, Greening the Government through Leadership in Environmental Management, requires submission of this certification as a prerequisite for contract award.

(b) By signing this offer, the offeror certifies that—

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

☐ (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65;

☐ (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

Amendment 1

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CONTRACT CLAUSES

☐ (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

☐ (iv) The facility does not fall within the following Standard Industrial Classification (SIC) codes or their corresponding North American Industry Classification System sectors:

(A) Major group code 10 (except 1011, 1081, and 1094).

(B) Major group code 12 (except 1241).

(C) Major group codes 20 through 39.

(D) Industry code 4911, 4931, or 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

(E) Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.), or 5169, or 5171, or 7389 (limited to facilities primarily engaged in solvent recovery services on a contract or fee basis); or

☐ (v) The facility is not located in the United States or its outlying areas.

D-4                                          ADDITIONAL CLAUSES REQUIRED FOR INDEFINITE DELIVERY/INDEFINITE QUANITY CONTRACTS INCORPORATED BY REFERENCE IN ACCORDANCE WITH FAR 16.506

(1) 52.216-18 Ordering (Oct 1995)

(2) 52.216-19 Order Limitations (Oct 1995)

(3) 52.216-22 Indefinite Quantity (Oct 1995)

(4) 52.216.27 Single or Multiple Awards (Oct 1995)

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CONTRACT CLAUSES

D-5                                          ECONOMIC PRICE ADJUSTMENT SPECIFIED FLIGHT RATE CONTRACTS

(a) NON-FUEL PORTION OF THE SPECIFIED FLIGHT RATE

Contract rates will be established in accordance with the following to reflect increases or decreases in the cost of performance of the contract work. The increases or decreases used in establishing the rates will be those indicated by the changes in the following price indexes:

The Non-Fuel Portion of the Specified Flight rate will be affected by:

TABLE 6-PRODUCER PRICE INDEXES

1.           Commodity Group 1423 —Aircraft Engines and Engine Parts

2.           Commodity Group 1425 —Aircraft Parts and Auxiliary Equipment

AVERAGE OF PERCENT CHANGES X 100 PERCENT OF LAST ADJUSTED RATE The new rate will be derived by multiplying the average of the percentage changes of (1) and (2) times the rate in effect for the year immediately prior to the year in which the renewal is effective. The result will be added to or subtracted from the existing rate to become the newly adjusted rate (rounded to the next dollar).

(b) FUEL PORTION OF THE SPECIFIED FLIGHT RATE

(1)  During the entire contract period of performance, flight rates will be adjusted to reflect increases and decreases to the prices of aviation fuel.

(2)  For adjustment purposes, the baseline price of AV Gas fuel is established at $5.16 and the baseline price for Jet A fuel is established at $4.66 per gallon. The unit prices are the average price for aviation fuel based upon the National Fuel Survey located at http://www.fs.fed.us/fire/contracting/helicopters_exclu/helicopters_exclu.htm

(3)  The adjustment to the fuel portion of the flight rate shall be the average difference multiplied by the fuel consumption rates located in the solicitation/contract for the applicable aircraft type.

(4)  An initial adjustment to the flight rate shall be made on February 16th of each contract period, regardless of the variation in price to re-establish the baseline. Subsequent adjustments shall be made on May 16, and July 16 of each contract period provided the variations in the average unit price, as stated above, is $.10 higher or lower than the unit price established when the last adjustment was made.

SECTION D
CONTRACT CLAUSES

The adjustment to the fuel portion of the flight rate will be the determined variation amount multiplied by the fuel consumption rates found in Exhibit 12, Helicopter Services Hourly Flight Rates, Fuel Consumption and Weight Reduction Chart for the applicable aircraft type.

(c) PROJECT/OPTIONAL USE RATE

The Project/Optional use rate will not be adjusted. The Optional use rate will be in effect for each optional use period as bid in the schedule of items.

D-6                                          PROPERTY AND PERSONAL DAMAGE

(a)  The Contractor shall use every precaution necessary to prevent damage to public and private property.

(b)  The Contractor shall be responsible for all damage to property and to persons, including third parties that occur as a result of his or his agent’s or employee’s fault or negligence. The term “third parties” is construed to include employees of the Government.

(c)  The Contractor shall procure and maintain during the term of this contract, and any extension thereof, aircraft and General Public Liability Insurance in accordance with 14 CFR 205. The parties named insured under the policy or policies shall be the CONTRACTOR and THE UNITED STATES OF AMERICA.

(d)  The Contractor may be otherwise insured by a combination of primary and excess policies. Such policies must have combined coverage equal to or greater than the combined minimums required.

(e)  Policies containing exclusions for chemical damage or damage incidental to the use of equipment and supplies furnished under this contract, or growing out of direct performance of the contract, will not be acceptable. The chemical damage coverage may be limited to chemicals dispensed while performing firefighting activities.

(f)  The Contractor, prior to the commencement of work, shall submit to the Contracting Officer one copy of the insurance policy, or confirmation from the insurance company, certifying that the coverage described in this clause has been obtained.

D-7                                          OPTION TO EXTEND THE TERM OF THE CONTRACT (FAR 52.217-9) (MAR 2000) (IF OPTIONS ARE INCLUDED ON THE SCHEDULE OF ITEMS)

(a)  The Government may extend the term of the Contract by written notice to the Contractor within 60 days; provided that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)  If the Government exercises this option, the extended contract shall be considered to include this option clause.

SECTION D
CONTRACT CLAUSES

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed one (1) base year and three (1) one year renewal option periods.

D-8                                          OPTIONAL-USE PERIOD PRE MAP/POST MAP

Outside the Mandatory Availability Period and any extensions thereof, the Government may need service on an intermittent basis. Orders may be placed subject to acceptance by the Contractor. The Contractor may agree to provide service at the contract daily availability rate plus specified flight rate (applies to daily availability contracts only) or at the optional-use hourly flight rate. If accepted, all terms and conditions of the contract will apply.

D-9                                          STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (FAR 52.222-42) (MAY 1989)

In compliance with the Service Contract Act of 1965, an amended, and the regulations of the Secretary of Labor (29 CFR Par 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

This statement is for information only: It is not a wage determination.

Employee	Class	Wage
Aircraft Pilot	GS-12	$32.13
Aircraft Co-Pilot	GS-11	$26.80
Aircraft Mechanic-Journeyman	GS-11	$26.80
Aircraft Mechanic — Junior	GS-9	$22.15
Aircraft Mechanic — Helper	GS-6	$16.30
Service Truck Driver	GS-5	$14.62

D-10                                   SERVICE OF PROTEST (FAR 52.233-2) (SEP 2006)

(a) Protests, as defined in Section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:

Frank Gomez

National Interagency Fire Center

USDA - FS — Contracting

Jack Wilson Building

3833 S. Development Ave.

Boise, Idaho 83705

(b)The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO